This is filed pursuant to Rule 497(b).
File Nos. 333-138925 and 811-10573.

                                     [LOGO]

                               ALLIANCEBERNSTEIN
                                  Investments


                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                                                                January 8, 2007

Dear Stockholders:

   The Board of Directors (the "Directors") of ACM Municipal Securities Income Fund, Inc. ("ACM Municipal Securities") is pleased to invite you to a Special Meeting of Stockholders of ACM Municipal Securities (the "Meeting") to be held on Thursday, February 22, 2007. At this Meeting, we are asking you to approve the acquisition of the assets and the assumption of the liabilities of ACM Municipal Securities by Alliance National Municipal Income Fund, Inc. ("Alliance National Municipal") and the dissolution of ACM Municipal Securities. The proposed acquisition is described in more detail in the attached Prospectus/Proxy Statement.

   Alliance National Municipal is larger and has somewhat broader investment policies than ACM Municipal Securities. We anticipate that the proposed acquisition will result in benefits to the stockholders of ACM Municipal Securities as are more fully discussed in the Prospectus/Proxy Statement.

   The Directors of ACM Municipal Securities have given careful consideration to the proposed acquisition and have concluded that the acquisition is in the best interests of ACM Municipal Securities and its stockholders. The Directors of ACM Municipal Securities unanimously recommend that you vote "for" the proposed acquisition of ACM Municipal Securities by Alliance National Municipal.

   If the acquisition of ACM Municipal Securities by Alliance National Municipal is approved, (i) each holder of ACM Municipal Securities common stock will receive shares of Alliance National Municipal common stock having an aggregate net asset value ("NAV") equal to the aggregate NAV of the stockholder's shares in ACM Municipal Securities and (ii) each holder of a class of ACM Municipal Securities preferred stock will receive shares of a similar class of Alliance National Municipal preferred stock having the same aggregate liquidation preference and value. ACM Municipal Securities would then cease operations. You will not be assessed any sales charges or other stockholder fees in connection with the proposed acquisition.

   We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize proxies to cast your votes. The Altman Group, Inc. (the "Proxy Solicitor"), a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy. No matter how many shares you own, your vote is important.

Sincerely,

Marc O. Mayer
President

                                     [LOGO]

                               ALLIANCEBERNSTEIN
                                  Investments


                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105
                                 800-221-5672

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        SCHEDULED FOR FEBRUARY 22, 2007

To the Stockholders of ACM Municipal Securities Income Fund, Inc. ("ACM Municipal Securities"), a Maryland corporation:

   Notice is hereby given that a Special Meeting of the Stockholders of ACM Municipal Securities (the "Meeting") will be held at the offices of ACM Municipal Securities, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105 on February 22, 2007, at 11:00 a.m., Eastern Time, to consider and vote on the following proposal, which is more fully described in the accompanying Prospectus/Proxy Statement dated January 8, 2007:

    1. To approve an Agreement and Plan of Acquisition and Liquidation (the "Plan") among ACM Municipal Securities, Alliance National Municipal Income Fund, Inc. ("Alliance National Municipal"), a Maryland corporation, and AllianceBernstein L.P., providing for the acquisition by Alliance National Municipal of all of the assets and assumption of all of the liabilities of ACM Municipal Securities in exchange for shares of Alliance National Municipal common stock and preferred stock to the holders of, respectively, ACM Municipal Securities common stock and preferred stock (the "Proposal"). A vote in favor of this Proposal by the stockholders of ACM Municipal Securities also will constitute a vote in favor of the dissolution of ACM Municipal Securities and termination of its registration under the Investment Company Act of 1940, as amended.

    2. To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.

   Any stockholder of record at the close of business on December 15, 2006 is entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Proxies are being solicited on behalf of the Board of Directors of ACM Municipal Securities. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to submit voting instructions by telephone as described on the enclosed proxy card.

   The Board of Directors of ACM Municipal Securities recommends a vote "FOR" the Proposal.

                                                  By Order of the Board of
                                                  Directors,

                                                  Marc O. Mayer
                                                  President

New York, New York
January 8, 2007

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Meeting to be held as scheduled, please complete, date, sign and return your proxy card promptly.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                          PROSPECTUS/PROXY STATEMENT

        Acquisition of the Assets and Assumption of the Liabilities of

                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.

                      By, and in Exchange for Shares of,

                 ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.

                                January 8, 2007

                               TABLE OF CONTENTS

Questions and Answers                                                                                 4
Proposal --  Approval of an Agreement and Plan of Acquisition and Liquidation among Alliance National
             Municipal, ACM Municipal Securities and the Adviser                                      7

 Summary                                                                    9
    Comparison of Investment Advisory Fees                                  9
    Fee Table and Comparison of Total Expenses Ratios                      10
    Comparison of Total Operating Expenses                                 11
    Comparison of Investment Objectives and Policies                       12
    Principal Risks                                                        13
    Federal Income Tax Consequences                                        13
    Service Providers                                                      14
    Comparison of Stockholder Services                                     14
    Comparison of Business Structures                                      14
 Information about the Proposed Transaction                                15
    Introduction                                                           15
    Description of the Plan                                                15
    Reasons for the Acquisition                                            16
    Description of Securities to be Issued                                 19
    Dividends and Other Distributions                                      19
    Surrender and Exchange of ACM Municipal Securities Stock Certificates  19
    Federal Income Tax Consequences                                        20
    Capitalization Information                                             20
    Trading History and Share Price Data                                   20
 Information about the Funds                                               21
    Management of the Funds                                                21
    Advisory Agreement and Fees                                            21
    Administrator                                                          22
    Other Service Providers                                                22
 Voting Information                                                        23
 Legal Matters                                                             24
 Experts                                                                   24
 Financial Highlights                                                      24

Appendix A --  Comparison of Investment Objectives and Policies                                      25
Appendix B --  Description of Principal Risks of the Funds                                           37
Appendix C --  Other Information                                                                     40
Appendix D --  Form of Agreement and Plan of Acquisition and Liquidation Relating to the Acquisition
               of all of the Assets and Liabilities of ACM Municipal Securities Income Fund, Inc.    47
Appendix E --  Existing and Pro Forma Capitalization                                                 63
Appendix F --  Trading History and Share Price Data                                                  64

                 Appendix G --  Legal Proceedings           66
                 Appendix H --  Share Ownership Information 69
                 Appendix I --  Financial Highlights Table  70
                 Appendix J --  Portfolio Composition       75

                             QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement before casting your vote.

1. What is this document and why did we send it to you?

This is a combined Prospectus/Proxy Statement that provides you with information about the acquisition (the "Acquisition") of the assets and assumption of the liabilities of ACM Municipal Securities Income Fund, Inc. ("ACM Municipal Securities") by Alliance National Municipal Income Fund, Inc. ("Alliance National Municipal") and the subsequent dissolution of ACM Municipal Securities (ACM Municipal Securities and Alliance National Municipal are each a "Fund" and collectively, the "Funds"). This document also solicits your vote on the Acquisition by requesting that you approve the Agreement and Plan of Acquisition and Liquidation dated as of November 20, 2006 (the "Plan"), among ACM Municipal Securities, Alliance National Municipal and AllianceBernstein L.P. (the "Adviser").

On November 20, 2006, the Directors approved and declared advisable the Acquisition of ACM Municipal Securities by Alliance National Municipal and the subsequent dissolution of ACM Municipal Securities and directed that the Acquisition and dissolution be submitted to stockholders of ACM Municipal Securities for approval at a Special Meeting of Stockholders to be held on February 22, 2007, at 11:00 a.m., Eastern Time (the "Meeting"). You are receiving this Prospectus/Proxy Statement because you own shares of ACM Municipal Securities. Each stockholder of record of ACM Municipal Securities as of the close of business on the record date has the right under applicable legal and regulatory requirements to vote on the Acquisition and dissolution. The Acquisition will not occur unless it is approved by ACM Municipal Securities stockholders. This Prospectus/Proxy Statement contains the information you should know before voting on the proposed Acquisition.

The Board of Directors of Alliance National Municipal also approved holding a special meeting of the stockholders of their Fund to seek stockholder approval of the issuance of shares of Alliance National Municipal common stock to be issued in connection with the Acquisition. The vote is required under rules of the New York Stock Exchange ("NYSE") and will be solicited by a separate proxy statement. If the stockholders of Alliance National Municipal do not approve the issuance of shares of Alliance National Municipal common stock, the Acquisition will not occur even if ACM Municipal Securities stockholders approve the Acquisition.

You may contact a Fund at 1-800-221-5672 or write to a Fund at 1345 Avenue of the Americas, New York, NY 10105.

2. Who is eligible to vote on the Acquisition?

Stockholders of record at the close of business on December 15, 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. If you owned common or preferred stock of ACM Municipal Securities on the Record Date, you have the right to vote even if you later sold your shares.

Each share of common and preferred stock is entitled to one vote. Common and preferred stockholders will vote together on the Acquisition. A separate vote of the preferred stockholders voting as a class is also required to approve the Acquisition. Shares represented by properly executed proxies, unless revoked before or at the Meeting will be voted according to stockholders' instructions. If you sign and return a proxy card but do not fill in a vote, your shares will be voted "FOR" the Acquisition. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

3. How will the Acquisition work?

The Plan provides for: (i) the transfer of all of the assets of ACM Municipal Securities to Alliance National Municipal, (ii) the assumption by Alliance National Municipal of all of the liabilities of ACM Municipal Securities,
(iii) the liquidating distribution to ACM Municipal Securities common stockholders of shares of Alliance

National Municipal common stock equal in aggregate net asset value ("NAV") to their former ACM Municipal Securities shares of common stock and to preferred stockholders a similar class of Alliance National Municipal preferred stock having the same aggregate liquidation preference and value, and (iv) the dissolution of ACM Municipal Securities.

As a result of the Acquisition, stockholders of ACM Municipal Securities will no longer hold shares of ACM Municipal Securities, and instead, will become stockholders of Alliance National Municipal having, with respect to common stockholders, the same aggregate NAV as the shares of ACM Municipal Securities common stock that they held immediately before the Acquisition and, with respect to the preferred stockholders, the same aggregate liquidation preference and value they held immediately before the Acquisition. Please note that ACM Municipal Securities common stockholders who do not participate in ACM Municipal Securities' Dividend Reinvestment and Cash Purchase Plan will receive cash in lieu of fractional shares.

You will not be assessed any sales charges or other stockholder fees in connection with the proposed Acquisition. The Acquisition will not occur unless the stockholders of ACM Municipal Securities approve the Acquisition and stockholders of Alliance National Municipal approve the issuance of shares of Alliance National Municipal to be issued in connection with the Acquisition.

4. Why is the Acquisition being proposed?

Based on the recommendation of the Adviser, the Board of Directors of ACM Municipal Securities (the "Board") concluded that participation by ACM Municipal Securities in the proposed Acquisition is in the best interests of ACM Municipal Securities and its stockholders. The Board also concluded that the proposed Acquisition would not dilute stockholders' interests. In reaching this conclusion, the Board considered, among other things, the Funds' investment objectives and investment policies, the expense benefits for ACM Municipal Securities common stockholders expected to result from the Acquisition, the investment performance and trading history of the Funds' common stock, the costs of the Acquisition, and the tax-free nature of the Acquisition. It is not anticipated that the Acquisition will directly benefit ACM Municipal Securities preferred stockholders; however, the Acquisition will not adversely affect the preferred stockholders of ACM Municipal Securities.

5. When will the Acquisition Take Place?

If the stockholders of ACM Municipal Securities approve the Acquisition, then the Acquisition is expected to occur in the second quarter of 2007.

6. Where May I Find Additional Information Regarding the Funds?

Additional information about the Funds is available in the Statement of Additional Information ("SAI") dated January 8, 2007 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus/Proxy Statement. The SAI and each Fund's Annual Report to Stockholders, which contain audited financial statements for the Funds' fiscal years, are incorporated by reference into this Prospectus/Proxy Statement. In addition, the Semi-Annual Reports for Alliance National Municipal and ACM Municipal Securities for the six months ended April 30, 2006 are also incorporated by reference into this Prospectus/Proxy Statement. To request a copy of any of these documents, please call AllianceBernstein Investments, Inc. at (800) 227-4618.

All of this information is filed with the SEC. You may view or obtain these documents from the SEC:

In person:          at the SEC's Public Reference Room in Washington, D.C.

By phone:           1-202-551-8090 (for information on the operations of the Public
                    Reference Room only)

By mail:            Public Reference Section, Securities and Exchange Commission,
                    Washington, DC 20549-0102 (duplicating fee required)

By electronic mail: publicinfo@sec.gov (duplicating fee required)

On the Internet:    www.sec.gov.

The shares of common stock of the Funds are listed and publicly traded on the New York Stock Exchange ("NYSE") under the following symbols: Alliance National Municipal - "AFB" and ACM Municipal Securities - "AMU". Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE. Additional copies of the annual and semi-annual reports, as well as the Prospectus/Proxy Statement and SAI, are available upon request without charge by writing to or calling the address and telephone number listed below.

              By mail:  AllianceBernstein Investor Services, Inc.
                        P.O. Box 786003
                        San Antonio, TX 78278-6003

              By phone: For Information: (800) 221-5672
                        For Literature: (800) 227-4618

Other Important Things to Note:

  .   You may lose money by investing in the Fund.

  . The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                                   PROPOSAL:
       APPROVAL OF AN AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION
                      AMONG ALLIANCE NATIONAL MUNICIPAL,
                   ACM MUNICIPAL SECURITIES AND THE ADVISER

I. Introduction

   On November 20, 2006, the Board of Directors of ACM Municipal Securities declared advisable and voted to approve the Plan and the transactions contemplated thereby, subject to the approval of ACM Municipal Securities stockholders. The Plan provides for: (i) the transfer of all of the assets of ACM Municipal Securities to Alliance National Municipal, (ii) and the assumption by Alliance National Municipal of all of the liabilities of ACM Municipal Securities, (iii) the liquidating distribution to ACM Municipal Securities common stockholders of shares of Alliance National Municipal common stock equal in aggregate NAV to their former ACM Municipal Securities shares of common stock and to preferred stockholders a similar class of Alliance National Municipal preferred stock having the same aggregate liquidation preference and value, and (iv) the dissolution of ACM Municipal Securities.

   Each holder of ACM Municipal Securities common stock will receive the number of full shares of Alliance National Municipal common stock, plus fractional shares for stockholders that participate in a Dividend Reinvestment and Cash Purchase Plan ("DRIP") and cash in lieu of any fractional shares for non-DRIP participating stockholders, having an aggregate NAV that is equal to the aggregate NAV of the stockholder's shares of ACM Municipal Securities common stock. Holders of ACM Municipal Securities common stock will recognize no gain or loss, except with respect to any cash received in lieu of fractional Alliance National Municipal shares by non-DRIP stockholders. If approved by stockholders of ACM Municipal Securities, the Acquisition is expected to occur in the second quarter of 2007.

   Each holder of ACM Municipal Securities Preferred Shares Series A, Preferred Shares Series B, and Preferred Shares C will receive respectively, Alliance National Municipal Preferred Shares Series W, Preferred Series M and Preferred Shares Series TH having, in each case, an aggregate liquidation preference and value equal to the aggregate liquidation preference and value attributable to the respective class of ACM Municipal Securities preferred stock.

   An exchange of ACM Municipal Securities common stock for Alliance National Municipal common stock at NAV may result in ACM Municipal Securities stockholders' receiving Alliance National Municipal shares with an aggregate market value on the date of exchange that is higher or lower than the market value of their shares immediately prior to the exchange. The reason for this difference is that the market price for shares of the Funds in relation to their NAVs may be different, i.e., a Fund's shares may trade at different discounts or premiums to its NAV.

   The stockholders of ACM Municipal Securities must approve the Acquisition for it to occur. The holders of ACM Municipal Securities common stock and the holders of ACM Municipal Securities preferred stock will vote together on the Acquisition. In addition, holders of ACM Municipal Securities preferred stock will vote separately as a class on the Acquisition. Approval of the Acquisition requires: (i) the affirmative vote by ACM Municipal Securities common stock and preferred stockholders entitled to cast a majority of the votes entitled to be cast on the matter, voting together as a single class and (ii) with respect to ACM Municipal Securities preferred stockholders, voting as a separate class, the affirmative vote of the holders of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940 Act (the "1940 Act"), which means the lesser of (i) 67% or more of such shares present or represented by proxy, if the holders of more than 50% of the outstanding preferred stock are present or represented by proxy, or (ii) more than 50% of the outstanding shares of preferred stock of ACM Municipal Securities. Although stockholders of Alliance National Municipal are not being asked to approve the Acquisition, they will be asked at a separate stockholder meeting to approve the issuance of shares of common stock of Alliance National Municipal in connection with the Acquisition. If stockholders of Alliance National Municipal do not approve the issuance of the shares of its common stock in connection with the Acquisition, the Acquisition will not occur even if ACM Municipal Securities common and preferred stockholders approve the Acquisition.

   A quorum for the transaction of business by common stockholders and preferred stockholders of ACM Municipal Securities will consist of the presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote at the Meeting. In addition, with respect to the separate vote by preferred stockholders, a quorum will consist of the presence in person or by proxy of the holders of a majority of the shares of the preferred stock entitled to vote at the Meeting.

   The Board of Directors of ACM Municipal Securities concluded that ACM Municipal Securities' participation in the proposed Acquisition is in the best interests of ACM Municipal Securities and its stockholders. The Board also concluded that the proposed Acquisition would not dilute stockholders' interests. In reaching this conclusion, the Board considered, among other things, the Funds' investment objectives and investment policies, the investment performance and trading history of the Funds' common stock, the expense benefits for ACM Municipal Securities common stockholders expected to result from the Acquisition, the cost thereof, and the tax-free nature of the Acquisition. It is not anticipated that the Acquisition will directly benefit ACM Municipal Securities preferred stockholders; however, the Acquisition will not adversely affect the preferred stockholders of ACM Municipal Securities. For a more complete discussion of the factors considered by the Board in approving the Acquisition, see "Reasons for the Acquisition" in Information About the Proposed Transaction.

                                    SUMMARY

   The following summary highlights differences between the Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Acquisition. For more complete information, please read this entire document. Note that certain information is presented as of April 30, 2006. At the November 20, 2006, Special Board Meeting of the Board of Directors of ACM Municipal Securities referred to below (the "November 20 Meeting"), the Adviser represented to the Board that, if the information was updated, it would not differ in any material respect.

Comparison of Investment Advisory Fees

   The current management fees of the Funds are shown in the table below. As indicated in the table, we expect that the Combined Fund would have a lower management fee after the Acquisition than the current management fee of ACM Municipal Securities.

                                Management Fee         Management Fee
                                Before Waiver           After Waiver
                               --------------         --------------
   ACM Municipal Securities         0.50%                  0.50%
   Alliance National Municipal      0.65%                  0.40%
   Combined Fund                    0.65% (pro forma)      0.40% (pro forma)

   Alliance National Municipal's contractual management fee is 0.65% of its average daily net assets. The management fee is calculated on the basis of net assets (including assets attributable to preferred stock) accrued daily and reflected in the net asset value of the common stock. The Adviser has voluntarily agreed to waive a portion of Alliance National Municipal's management fee or reimburse the Fund for expenses in the amount of 0.25% of the Fund's average daily net assets until January 28, 2007 with the waiver decreasing by 0.05% for each one year period commencing January 28 thereafter with the full fee being payable commencing January 28, 2011 and beyond. However, on November 20, 2006, the Adviser agreed, at the request of the Directors, to place a cap on the amounts payable under the Advisory Agreement of 0.55% of Alliance National Municipal's average daily net assets. The Adviser has also agreed to request that the Board approve a new investment advisory contract between the Adviser and Alliance National Municipal that would make the maximum fee of 0.55% permanent. Even when the management fee increases to its maximum amount of 0.55% in January 2009, ACM Municipal Securities stockholders would benefit, as discussed below, from overall decreased expenses as a result of the Acquisition.

Fee Table and Comparison of Total Expenses Ratios

                                   FEE TABLE

   The purpose of the tables below is to assist you in understanding the various costs and expenses that a stockholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the sales charges, expenses of each Fund and the estimates for the combined Fund in its first year following the Acquisition (shown as a percentage of net assets, excluding assets attributable to preferred stock).

                                                                                     Alliance
                                                               Alliance      ACM     National
                                                               National   Municipal  Municipal
                                                               Municipal  Securities Pro Forma
                                                               ---------  ---------- ---------
Stockholder Transaction Expenses
   Sales Load (as a percentage of offering price)                None        None      None
   Dividend Reinvestment Plan Fees(a)                            None        None      None
Annual Expenses (as a percentage of net assets attributable to common stock)
   Management Fees                                               1.05%(b)     .86%      .91%
   Other Expenses                                                 .33%        .75%      .30%(c)
Total Annual Expenses(d)(e)                                      1.38%       1.61%     1.21%

--------
(a)There are no charges with respect to stock issued directly by a Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to a Fund's dividend reinvestment plan agent's open market purchases of stock. In each case, the cost per share of stock purchased for each stockholder's account will be the average cost, including brokerage commissions, of any stock purchased in the open market plus the cost of any stock issued by a Fund.
(b)The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.25% of the Fund's average daily net assets (including assets attributable to the common and preferred stock) for the first 5 full years of the Fund's operations (the Fund is in its 5th year of operation), with 0.20% of the Fund's average daily net assets attributable to common and preferred stock in year 6, 0.15% in year 7, 0.10% in year 8, and 0.05% in year 9. The Adviser has agreed to place a cap on the advisory fee rate of 0.55% and to seek approval of the Board of a new investment advisory contract with a maximum fee rate of 0.55%. For the year ended October 31, 2005, the amount of such fees waived was $1,284,310.
(c)Based on estimated expenses.
(d)As noted above, the Adviser has voluntarily waived a portion of its fees or reimbursed the Fund for expenses so that the current advisory fee for Alliance National Municipal is 0.40%. Assuming this waiver and the maximum fee of 0.65% based on common average daily net assets agreed to by the Adviser, the expenses would be:

                                                                 Alliance
                                            Alliance     ACM     National
                                            National  Municipal  Municipal
                                            Municipal Securities Pro Forma
                                            --------- ---------- ---------
      Waiver and/or Expense Reimbursement     (.40)%     (.18)%*   (.24)%
      Net Annual Expenses Reflecting Waiver    .98%      1.43%      .97%

  *  Administrative fee waiver.
(e)If the Annual Expenses were presented as a percentage of net assets including assets attributable to common and preferred stock, the Fee Table information would be as follows:

                                                                                                            Alliance
                                                                                    Alliance      ACM       National
                                                                                    National   Municipal    Municipal
                                                                                    Municipal  Securities   Pro Forma
                                                                                    ---------  ----------   ---------
Annual Expenses (as a percentage of net assets attributable to common and preferred stock)
Management Fees                                                                        .65%        .50%        .65%
Other Expenses                                                                         .20%        .44%        .19%+
Total Annual Expenses                                                                  .85%        .94%        .84%
Waiver and/or Expense Reimbursement                                                   (.25)%++    (.10)%+++   (.25)%++++
Net Annual Expenses Reflecting Waiver                                                  .60%        .84%        .59%

--------
   +   Based on estimated expenses.
   ++ As noted above, the Adviser has voluntarily waived a portion of its fees or reimbursed the Fund for expenses so that the current advisory fee for Alliance National Municipal is 0.40%.
   +++ Administrative Fee Waiver.
   ++++Reflects fee waiver of 0.25% and the maximum fee of 0.65%.

EXAMPLE

   You would pay the following on a $1,000 investment assuming a 5% annual return. The Example assumes the reinvestment of all dividends and distributions at net asset value and reflects all recurring and nonrecurring fees.

                                                     Alliance
                               Alliance     ACM      National
                               National  Municipal   Municipal
                               Municipal Securities Pro Forma**
                               --------- ---------- -----------
                After 1 Year     $ 14       $ 16       $ 12
                After 3 Years    $ 44       $ 50       $ 38
                After 5 Years    $ 76       $ 87       $ 66
                After 10 Years   $166       $189       $147

--------
** The Adviser has agreed to place a cap on the advisory fee rate of 0.55% based on common and preferred average daily net assets. The pro forma expenses give effect to the new cap on the advisory fee rate and are based on net assets attributable to common stock only.

   The projected post-Acquisition pro forma Annual Fund Expenses and Example presented above are based upon numerous material assumptions, including that
(1) the current contractual agreements will remain in place and (2) certain fixed costs involved in operating ACM Municipal Securities are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, many of which are beyond the control of Alliance National Municipal or the Adviser. Consequently, the Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Comparison of Total Operating Expenses

   This discussion provides an explanation of the information regarding expenses included in the Fee Table above. ACM Municipal Securities, which is approximately one-half the size of Alliance National Municipal, has higher total operating expenses than Alliance National Municipal (before and after waiver). The Acquisition would, as shown below, result in a sizeable reduction in operating expenses for former common stockholders of ACM Municipal Securities. ACM Municipal Securities has a 0.15% administration fee (of which the Adviser in its capacity as the Fund's Administrator is currently waiving 0.10%). Alliance National Municipal does not have a separate administration fee and although its advisory contract provides for reimbursement for the costs of providing certain administrative services, the Adviser has not sought such reimbursement and has no current intention of doing so.

   Total expenses on a net and gross basis (shown as a percentage of net assets including assets attributable to common and preferred stock) for the period November 1, 2005 through April 30, 2006, annualized for the Funds were:

                                  Total Annual          Total Annual
                                  Expense Ratio        Expense Ratio
                                  After Waivers        Before Waivers
                                -------------         --------------
    ACM Municipal Securities        0.84%                  0.94%
    Alliance National Municipal     0.60%                  0.85%
    Combined Fund                   0.59% (pro forma)      0.84% (pro forma)

   As the table indicates, after giving effect to waivers, the estimated expenses after the Acquisition are 0.25% lower than ACM Municipal Securities' current expenses. In addition, as the table indicates, on a "before waivers" basis, ACM Municipal Securities stockholders would benefit even if the maximum management fee (before the new capped fees) of Alliance National Municipal was applicable.

   Giving effect to the new advisory fee cap of 0.55%, the gross expense ratio would be:

                                             Gross Expense
                                                 Ratio
                                           -------------
               ACM Municipal Securities        0.94%
               Alliance National Municipal     0.75%
               Combined Fund                   0.74% (pro forma)

   As indicated in the table, on a "before waivers" basis ACM Municipal Securities stockholders would benefit even if the maximum fee of 0.55% were applicable, because the total gross expense ratio on a pro forma basis would be 0.74%, a reduction of 0.20%.

   If the Fund's expenses were based on a percentage of net assets attributable to each Fund's common stock (i.e., excluding assets attributable to preferred stock), total expenses on a net and gross basis for the period November 1, 2005 through April 30, 2006, annualized for the Funds were:

                                    Net Expense         Gross Expense
                                       Ratio                Ratio
                                 -----------          -------------
     ACM Municipal Securities       1.43%                 1.61%
     Alliance National Municipal    0.98%                 1.38%
     Combined Fund                  0.97% (pro forma)     1.38% (pro forma)

   Giving effect to the new advisory fee cap of 0.55%, the gross expense ratio would be:

                                             Gross Expense
                                                 Ratio
                                           -------------
               ACM Municipal Securities        1.61%
               Alliance National Municipal     1.22%
               Combined Fund                   1.21% (pro forma)

   The large difference between the expense ratios of ACM Municipal Securities and Alliance National Municipal is primarily due to the effect of spreading fixed expenses over a larger asset base for Alliance National Municipal and the Combined Fund.

Comparison of Investment Objectives and Policies

   Alliance National Municipal is a fund of significantly larger size and scale that employs investment strategies similar to ACM Municipal Securities although Alliance National Municipal has greater investment flexibility than ACM Municipal Securities. Both Funds primarily invest in municipal securities exempt from regular federal income tax. The following table shows the Funds' investment objectives and certain principal investment strategies.

                              ACM Municipal Securities                 Alliance National Municipal
                     ------------------------------------------ ------------------------------------------
Investment Objective To seek to provide high current income     To seek to provide high current income
                     exempt from regular federal income tax.    exempt from regular federal income tax.

Principal Investment ACM Municipal Securities will invest at    Alliance National Municipal invests at
Strategies           least 80%, and normally substantially all, least 80%, and normally substantially all, of its assets in municipal securities. ACM of its assets in municipal bonds paying
                     Municipal Securities also will invest at   interest that is exempt from regular
                     least 65%, and normally substantially all, federal income tax. Alliance National
                     of its assets in investment grade          Municipal will also normally invest at
                     municipal securities.                      least 75% of its net assets in investment
                                                                grade municipal bonds and may invest up
                                                                to 25% of its net assets in municipal
                                                                bonds rated below investment grade.

   As the table above shows, the Funds have similar investment strategies of investing primarily in investment grade municipal securities. Although Alliance National Municipal has greater flexibility to invest in municipal bonds rated below investment grade, the constraints imposed by the ratings agencies in order for Alliance National Municipal to maintain the rating on its preferred stock significantly limit the extent to which the Fund can use this flexibility.

   When ACM Municipal Securities was first offered, most investors were not subject to the alternative minimum tax ("AMT"). Over time, however, an increasing percentage of investors have become subject to the AMT. In response to that trend, ACM Municipal Securities has decreased the percentage of its portfolio that is invested in bonds that pay interest that is subject to the AMT and, currently, approximately 16% of ACM Municipal Securities' assets are invested in bonds that pay interest that is subject to the AMT. Alliance National Municipal is a more recently organized Fund that primarily invests in bonds that pay interest that is not subject to the AMT. However, the Fund may invest without limit in bonds that pay interest that is subject to the AMT. Currently, Alliance National Municipal invests approximately 23% of its assets in bonds that pay interest that is subject to the AMT. A more detailed comparison of the Funds' existing investment strategies and policies is provided in Appendix A. You can find additional information on the Funds in the SAI.

   Both of the Funds use similar preferred stock for leverage. The Adviser recommended and the Board approved that the Combined Fund maintain the current level of leverage through the continued use of preferred stock and that the classes of ACM Municipal Securities preferred stock be exchanged for preferred stock of Alliance National Municipal having the same aggregate liquidation preference and value. Specifically, ACM Municipal Securities Preferred Shares Series A would be exchanged for Alliance National Municipal Preferred
Shares Series W; ACM Municipal Securities Preferred Shares Series B would be exchanged for Alliance National Municipal Preferred Shares Series M; and ACM Municipal Securities Preferred Shares Series C would be exchanged for Alliance National Municipal Preferred Shares Series TH. A discussion of the Funds' preferred stock is provided in Appendix C.

Principal Risks

   Each Fund is subject to market risk, interest rate risk, credit risk, leverage risk, and municipal bond market risk. There are no substantial differences in the principal risks to which the Funds are subject. A description of each of these and other risks is provided in Appendix B.

Federal Income Tax Consequences

   No gain or loss will be recognized by the ACM Municipal Securities stockholders except with respect to cash received in lieu of fractional shares of Alliance National Municipal by non-DRIP stockholders, as a result of the Acquisition. The aggregate tax basis of the shares of Alliance National Municipal received by a stockholder of ACM Municipal Securities (including any fractional shares to which the stockholder may be entitled) will be the same as the aggregate tax basis of the stockholder's shares of ACM Municipal Securities. The holding period of the shares of Alliance National Municipal common stock and preferred stock received by a stockholder of ACM Municipal Securities (including any fractional shares to which the stockholder may be entitled) will include the holding period of the shares of ACM Municipal Securities common stock or preferred stock held by the stockholder, provided that such shares are held as capital assets by the stockholder of ACM Municipal Securities at the time of the Acquisition. The holding period and tax basis of each asset of ACM Municipal Securities in the hands of Alliance National Municipal as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of ACM Municipal Securities prior to the Acquisition. Any gain or loss realized by a common stockholder of ACM Municipal Securities upon receipt of cash in lieu of fractional shares of common stock of Alliance National Municipal by non-DRIP stockholders will be recognized by the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the ACM Municipal Securities shares surrendered constitute capital assets in the hands of the stockholder, will be capital gain or loss. This tax information is based on the advice of Seward & Kissel LLP, counsel to the Fund. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service.

   ACM Municipal Securities has capital loss carryforwards of approximately $22.5 million, or $2.02 per share, while Alliance National Municipal has capital loss carryforwards of approximately $1.5 million or $0.07 per share. After the Acquisition, the Combined Fund's capital loss carryforwards will be approximately $24 million, or $0.84 per share. As a result, the amount of loss carryforwards available to ACM Municipal Securities' stockholders will be reduced significantly. In addition, the acquisition of ACM Municipal Securities is likely to trigger the loss limitation provisions of section 382 of the Internal Revenue Code, the "Code", which would subject the use of the loss carryforwards to an annual limitation for taxable years after the Acquisition. This could accelerate potential distributions of net realized capital gains to the Combined Fund's stockholders. However, it is unclear whether the Combined Fund would be able to use all of its capital loss carryforwards before they expire.

Service Providers

   The Funds have the same service providers, which will continue in their capacity after the Acquisition, with one exception. State Street Bank and Trust Company serves as the custodian for Alliance National Municipal, and will serve in that capacity after the Acquisition in lieu of ACM Municipal Securities' current custodian, The Bank of New York.

Comparison of Stockholder Services

   The stockholder services of each Fund are generally the same. The DRIP, which is available to the Funds' stockholders, provides automatic reinvestment of dividends and capital gain distributions in additional shares of a Fund's common stock. The DRIP also allows stockholders to make optional cash investments in shares of a Fund's common stock through a plan agent. Assuming the Acquisition is approved, the DRIP stockholders of ACM Municipal Securities will automatically be enrolled in the DRIP for Alliance National Municipal. A more detailed discussion of the DRIP and other stockholder services and procedures is provided in Appendix C.

Comparison of Business Structures

   Each Fund is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. Generally, there are no significant differences between the Funds in terms of their respective corporate organizational structure. For more information on the comparison of the business structure of the Funds, see Appendix C.

                  INFORMATION ABOUT THE PROPOSED TRANSACTION

Introduction

   This Prospectus/Proxy Statement is provided to you to solicit your proxy for exercise at the Meeting to approve the acquisition of the assets and assumption of the liabilities of ACM Municipal Securities by Alliance National Municipal and the liquidation and subsequent dissolution of ACM Municipal Securities. The Meeting will be held at the offices of the Funds, 1345 Avenue of the Americas, 41/st/ Floor, New York, New York 10105 at 11:00 a.m., Eastern Time, on
February 22, 2007. This Prospectus/Proxy Statement, the accompanying Notice of a Special Meeting of Stockholders and the enclosed proxy card are being mailed to stockholders of ACM Municipal Securities on or about January 8, 2007.

Description of the Plan

   As provided in the Plan, Alliance National Municipal will acquire all the assets and assume all the liabilities of ACM Municipal Securities at the effective time of the Acquisition (the "Effective Time"). In return, Alliance National Municipal will issue, and ACM Municipal Securities will distribute to its holders of common stock, a number of full and fractional shares of Alliance National Municipal common stock (and cash in lieu of fractional shares for non-DRIP stockholders), determined by dividing the net value of all the assets of ACM Municipal Securities (i.e., cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding preferred stock of ACM Municipal Securities) by the NAV of one share of common stock of Alliance National Municipal. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Fund. The Plan provides that stockholders of ACM Municipal Securities common stock will be credited with shares of Alliance National Municipal (or cash in lieu of fractional shares for non-DRIP stockholders) corresponding to the aggregate NAV of the ACM Municipal Securities' shares of common stock that the stockholder holds of record at the Effective Time. The shares of Alliance National Municipal Preferred Shares Series M, Preferred Shares Series W and Preferred Shares Series TH that Alliance National Municipal issues to holders of ACM Municipal Securities Preferred Shares Series B, Preferred Shares Series A, and Preferred Shares Series C, respectively, will have an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of the outstanding ACM Municipal Securities preferred stock.

   Prior to the transfer of the assets and liabilities of ACM Municipal Securities to Alliance National Municipal, Alliance National Municipal will file Articles of Amendment and/or Articles Supplementary to the Fund's Charter authorizing the issuance of additional shares of Preferred Shares Series M, Preferred Shares Series W and Preferred Shares Series TH with the State Department of Assessments and Taxation of Maryland (the "Maryland Department"). Following the distribution of shares of Alliance National Municipal in full liquidation of ACM Municipal Securities, ACM Municipal Securities will wind up its affairs, and liquidate and dissolve as soon as is reasonably practicable after the Acquisition. In the event the Acquisition does not receive the required stockholder approval, ACM Municipal Securities will continue its operations and its Directors will consider what future action, if any, is appropriate.

   The projected expenses of the Acquisition, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $372,000 of which $234,000 will be borne by ACM Municipal Securities and $138,000 will be borne by Alliance National Municipal.

   The Acquisition is expected to occur in the second quarter of 2007. The Acquisition is conditioned upon approval of the Plan by ACM Municipal Securities stockholders, the approval of Alliance National Municipal stockholders of the issuance of shares of Alliance National Municipal common stock in connection with the Acquisition, and the Funds satisfying the terms of the Plan. Under applicable legal and regulatory requirements, none of the holders of ACM Municipal Securities' common stock will be entitled to exercise objecting stockholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, stockholders will be bound by the terms of the Acquisition under the Plan. However, any holder of ACM Municipal Securities common stock may sell shares of common stock on the NYSE prior to the Acquisition. The shares of ACM Municipal Securities common stock may cease trading on the NYSE beginning several days prior to the date of the Acquisition. Any cessation of trading will be accomplished in compliance with NYSE rules, including issuance of a press release.

   After the Acquisition, shares of ACM Municipal Securities common stock will be removed from listing on the NYSE. In addition, shares of ACM Municipal Securities common stock will be withdrawn from registration under the Securities Exchange Act of 1934 and ACM Municipal Securities will deregister as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and will dissolve under Maryland law.

   Since the preferred stock of ACM Municipal Securities are not traded publicly on a national securities exchange, holders of such shares are entitled to appraisal rights upon the consummation of the Acquisition. The preservation and exercise of appraisal rights are conditioned on strict adherence to the applicable provisions of the Maryland General Corporation Law, or MGCL. Each holder of preferred stock desiring to exercise appraisal rights should refer to Title 3, Subtitle 2, of the MGCL for a complete statement of their rights and the steps which must be followed in connection with the exercise of those rights. The following summary of the rights of objecting stockholders does not purport to be a complete statement of the procedures to be followed by preferred stockholders of ACM Municipal Securities desiring to exercise appraisal rights, a holder of preferred stock of ACM Municipal Securities desiring to receive payment of the fair value of his or her stock (an "objecting stockholder") (i) must file with ACM Municipal Securities a written objection to the Acquisition at or before the Meeting for ACM Municipal Securities, (ii) must not vote in favor of the Plan (although a vote against the Plan is not required), and (iii) must make written demand on Alliance National Municipal for payment of his or her stock, stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department accepts for filing the Articles of Transfer with respect to the Acquisition (Alliance National Municipal is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). A vote against the Plan will not be sufficient to satisfy the requirement of a written demand described in (iii). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Plan. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distribution payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the date of the Meeting for ACM Municipal Securities. A demand for payment of fair market value may not be withdrawn, except upon the consent of Alliance National Municipal. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

   Completion of the Acquisition is subject to certain conditions set forth in the Plan, some of which may be waived by a party to the Plan. The Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to the Meeting that materially alters the obligations of either party. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to unilaterally terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Board of Directors that proceeding with the Plan is not in the best interests of the Fund or its stockholders.

   A copy of a form of the Plan is attached as Appendix D.

Reasons for the Acquisition

   At the November 20 Meeting, the Adviser recommended that the Board of Directors approve and recommend to the Fund's stockholders for their approval the proposed Plan and the Acquisition. The Directors considered the factors discussed below from the point of view of the interests of the Fund and its stockholders. After careful consideration, the Board of Directors (including all of the Directors who are not "interested persons" of the Fund, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of the Fund's stockholders and that the interests of existing stockholders of the Fund would not be diluted as a result of the

Acquisition. The Directors unanimously approved the Plan and the Acquisition and the Directors of ACM Municipal Securities recommended that the stockholders of ACM Municipal Securities vote in favor of the Acquisition by approving the Plan.

   The Adviser presented the following information and reasons in favor of the
Acquisition:

  . ACM Municipal Securities, which was launched in 1993, raised $194.7 million (including $90 million from preferred stock) in its initial public offerings. As of April 30, 2006, ACM Municipal Securities' total assets were $213 million, which includes the $90 million attributable to preferred stock. Alliance National Municipal, which was launched in 2002, raised $486 million (including $195 million from preferred stock) in its initial public offerings. As of April 30, 2006, Alliance National Municipal's total assets were $508 million, which includes the $195 million attributable to preferred stock.

  . The Adviser discussed with the Board that it believes that the Acquisition of ACM Municipal Securities, which is a smaller fund with higher operating expenses, by its larger counterpart, Alliance National Municipal, would benefit ACM Municipal Securities and its stockholders. Currently, Alliance National Municipal and ACM Municipal Securities have essentially the same investment strategies of investing in investment grade municipal securities, although, as discussed herein, Alliance National Municipal has greater investment flexibility than ACM Municipal Securities.

  . The Adviser also discussed that ACM Municipal Securities is ten years older than Alliance National Municipal so that the period during which their performance can be compared is relatively short. While the three-year returns for the Funds based on net asset value through September 30, 2006 are similar, 7.66% and 7.99%, respectively, Alliance National Municipal outperformed ACM Municipal Securities in the past year with returns of 6.34% versus 5.93% for ACM Municipal Securities. ACM Municipal Securities performed modestly better in 2003 and 2004, while Alliance National Municipal outperformed ACM Municipal Securities in 2005 and through September 30 in 2006. As the Adviser explained, the differences in performance for these Funds, which pursue essentially the same strategy, are primarily due to the effect of the timing of their offerings on the composition of each Fund's portfolio. ACM Municipal Securities, being ten years older, had established positions in longer duration securities and higher credit spread securities in 2002, when Alliance National Municipal was launched. Market conditions in 2003 provided ACM Municipal Securities with the opportunity to take advantage of a stronger market and advantageously reduce its position in higher credit spread securities. The Funds' credit profiles are now substantially the same and Alliance National Municipal's recent outperformance benefited from its lower expenses and shorter duration.

   At the November 20 Meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

  . potential stockholder benefits including that (i) the total expenses of Alliance National Municipal on a pro forma basis after the Acquisition would be significantly lower than the current expenses of ACM Municipal Securities and (ii) the potential for ACM Municipal Securities' stockholders to benefit from increased earnings of Alliance National Municipal after the Acquisition due to the higher earnings of Alliance National Municipal;

  . the current asset levels of ACM Municipal Securities and the combined pro forma asset levels of Alliance National Municipal;

  . the distribution and trading history of the two Funds, including that Alliance National Municipal's dividend has consistently exceeded that of ACM Municipal Securities, and that the trading price of Alliance National Municipal's common stock compared to its net asset value is currently somewhat more favorable than that of ACM Municipal Securities (trading price information for the two Funds in provided in Appendix F);

  . the advisory and administration fee arrangements of the two Funds, including that Alliance National Municipal's advisory fee rate, after waiver, is currently lower than that of ACM Municipal Securities and is, after waiver, 0.40%, but will increase by 0.05% per year commencing January 28, 2007 to a maximum of 0.65% in 2011 and beyond but that the cap on the advisory fee recently agreed to by the Adviser upon the request of the Board will result in a maximum fee of 0.55%, and that the Adviser has agreed to seek approval of a new investment advisory contract by the Directors that would make the maximum fee rate of 0.55% contractual;

  .   the amount and type of preferred stock used as leverage by the two Funds;

  . the investment objectives and principal investment strategies of the Funds; and

  . the portfolio management team of Alliance National Municipal, which is the same as the portfolio management team of ACM Municipal Securities, would continue to manage Alliance National Municipal after the Acquisition.

   The Directors also considered, among other things:

  . the historical and pro forma tax attributes of ACM Municipal Securities, including that ACM Municipal Securities has realized capital gains and sizable capital loss carryforwards and that Alliance National Municipal has a lower amount of capital loss carryforwards, which will significantly reduce the amount of loss carryforwards available to ACM Municipal Securities' stockholders after the Acquisition and trigger the loss limitations provisions of the Internal Revenue Code, although it is uncertain whether the Combined Fund would be able to use these capital loss carryforwards before they expire;

  .   the form of the Plan and the terms and conditions of the Acquisition;

  .   the effect of the Acquisition on the advisory fees of the Funds;

  . whether the Acquisition would result in the dilution of stockholders' interests;

  .   the number of stockholder accounts and average account sizes of the Funds;

  .   changes in service providers that would result from the Acquisition;

  . the benefits of the Acquisition to persons other than ACM Municipal Securities and its stockholders, including the Adviser in particular, which would benefit from the elimination of monitoring and administering ACM Municipal Securities, a relatively small fund, that is substantially duplicative of its larger counterpart, Alliance National Municipal;

  . that Alliance National Municipal will assume all the liabilities of ACM Municipal Securities;

  .   the expected federal income tax consequences of the Acquisition;

  . whether the Acquisition would be preferable to acquisition by potential acquirers other than Alliance National Municipal including funds that are not sponsored by the Adviser;

  . that the costs of the Acquisition will be borne by ACM Municipal Securities and Alliance National Municipal;

  . the tender offer/repurchase policies of the two Funds, which differ somewhat; and

  . that the Adviser has agreed to indemnify Alliance National Municipal for a three-year period against any undisclosed or other liability of ACM Municipal Securities and to reimburse Alliance National Municipal for any costs in connection with investigating any such liability, and to continue certain insurance coverage for ACM Municipal Securities for a six year period.

   Also at the November 20 Meeting, the Board of Directors of Alliance National Municipal (comprised of the same persons as the Board of ACM Municipal Securities) approved the proposed Plan. No vote of stockholders of Alliance National Municipal is required in to approve the Acquisition, although, under NYSE rules, Alliance National Municipal Securities stockholders must approve the issuance of common stock of such Fund in connection with the Acquisition.

Description of Securities to be Issued

   Under the Plan, Alliance National Municipal will issue shares of common stock for distribution to ACM Municipal Securities. Under its Charter and Bylaws, Alliance National Municipal may issue up to 1,999,992,200 shares of common stock, par value $.001 per share. For information regarding the rights and privileges associated with the Fund's common stock, see Appendix C, "Other Information".

   Under the Plan, Alliance National Municipal will also issue additional shares of Preferred Shares Series M, Preferred Shares Series W, and Preferred Shares Series TH. Each such preferred stock has a par value of $.001 per share, and a liquidation preference of $25,000 per share plus an amount equal to accumulated buy unpaid dividends (whether or not earned or declared). Generally, unless there is a special dividend payment period, auctions for Preferred Shares Series M, Preferred Shares Series W and Preferred Shares Series TH are held on Monday, Wednesday and Thursday, respectively, and dividends are paid on Tuesday, Thursday and Friday, respectively.

   Preferred stockholders will be entitled to receive dividends that may vary for successive dividend periods. Dividend rates that are payable are subject to a maximum rate ceiling that takes into consideration a number of factors, which include the credit rating assigned to the preferred stock and the duration of the dividend period. As a general matter, a dividend period can be as little as 7 days or as much as 1,820 days. Generally, a rate period between 7 and 1,820 days may be any number evenly divided by 7. Special rate periods are designated as any periods greater than 7 days for which, among other things, (i) proper notice as specified in the Fund's charter has been given to the auction agent and the holders of the preferred stock and (ii) certain asset maintenance information required by Moody's and S&P have been set forth in a report. For additional information regarding the rights and privileges associated with Alliance National Municipal's preferred stock, see Appendix C, "Other Information".

Dividends and Other Distributions

   On or before the Closing Date, as defined in the Plan, ACM Municipal Securities will, if necessary, declare and pay as a distribution substantially all of its undistributed net investment income, net short-term capital gain, net long-term capital gain, and net gains from foreign currency transactions as applicable to maintain its treatment as a regulated investment company.

Surrender and Exchange of ACM Municipal Securities Stock Certificates

   After the Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of ACM Municipal Securities common stock will be entitled to receive, upon surrender of the certificate, a certificate representing the number of Alliance National Municipal shares of common stock distributable as a result of the Acquisition. Promptly after the Plan's Effective Time, Computershare Trust Company, N.A. will mail to ACM Municipal Securities' certificate holders instructions and a letter of transmittal for use in surrendering the certificates. Please do not send share certificates at this time. Although the certificates will be deemed for all purposes to evidence ownership of the equivalent number of Alliance National Municipal shares of common stock, no dividends will be paid to holders of certificates of ACM Municipal Securities common stock until the holder surrenders the certificates in accordance with the instructions and letter of transmittal. Any dividends on Alliance National Municipal shares payable after the Effective Time, will be paid to the certificate holder, without interest, when that holder surrenders an ACM Municipal Securities share certificate for exchange.

   Each ACM Municipal Securities common stockholder will receive the number of full shares of Alliance National Municipal, plus fractional shares for stockholders that participate in ACM Municipal Securities' DRIP and cash in lieu of any fractional shares for non-DRIP stockholders, having an aggregate NAV that, on the effective date of the Acquisition, is equal to the aggregate NAV of the stockholder's shares of the ACM Municipal Securities. Holders of ACM Municipal Securities preferred stock will receive preferred stock of Alliance National Municipal that have an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of the outstanding ACM Municipal Securities preferred stock. Stockholders of ACM Municipal Securities will recognize no gain or loss, except with respect to any cash received in lieu of fractional Alliance National Municipal shares by non-DRIP stockholders.

Federal Income Tax Consequences

   Subject to certain stated assumptions contained therein, the Funds will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that the Funds will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
(ii) a stockholder of ACM Municipal Securities will recognize no gain or loss on the exchange of the stockholder's shares of ACM Municipal Securities solely for shares of Alliance National Municipal, except with respect to cash received in lieu of a fractional share of Alliance National Municipal by non-DRIP stockholders in connection with the Acquisition; (iii) neither ACM Municipal Securities nor Alliance National Municipal will recognize any gain or loss upon the transfer of all of the assets of ACM Municipal Securities to Alliance National Municipal in exchange for shares of Alliance National Municipal (plus cash in lieu of certain fractional shares by non-DRIP stockholders) and the assumption by Alliance National Municipal of the liabilities of ACM Municipal Securities pursuant to the Plan or upon the distribution of shares of Alliance National Municipal to stockholders of ACM Municipal Securities (and cash to non-DRIP stockholders for their fractional shares) in exchange for shares of ACM Municipal Securities; (iv) the holding period and tax basis of the assets of ACM Municipal Securities acquired by Alliance National Municipal will be the same as the holding period and tax basis that ACM Municipal Securities had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of Alliance National Municipal received in connection with the Acquisition by each stockholder of ACM Municipal Securities (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the ACM Municipal Securities surrendered in exchange therefor; (vi) the holding period of shares of Alliance National Municipal received in connection with the Acquisition by each stockholder of ACM Municipal Securities (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of ACM Municipal Securities surrendered in exchange therefor, provided that such ACM Municipal Securities shares constitute capital assets in the hands of the stockholder as of the Closing Date; (vii) Alliance National Municipal will succeed to the capital loss carryovers of ACM Municipal Securities, if any, under section 381 of the Code, but the use by Alliance National Municipal of any such capital loss carryovers (and of capital loss carryovers of Alliance National Municipal) may be subject to limitation under section 383 of the Code; and (viii) any gain or loss realized by a non-DRIP stockholder of ACM Municipal Securities upon the receipt of cash for a fractional share of Alliance National Municipal common stock to which the stockholder is entitled will be recognized to the common stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the ACM Municipal Securities shares surrendered constitute capital assets in the hands of the stockholder, will be capital gain or loss. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

   Stockholders of ACM Municipal Securities are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those stockholders are also encouraged to consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

   For information on the existing and pro forma capitalization of the Funds, see Appendix E.

Trading History and Share Price Data

   For information on the trading history and share price data for the Funds, see Appendix F.

                          INFORMATION ABOUT THE FUNDS

   Alliance National Municipal and ACM Municipal Securities are each a diversified, closed-end management investment companies registered under the 1940 Act and organized as a Maryland corporation in 2001, and 1993, respectively.

Management of the Funds

   The Board of Directors of each Fund, which is comprised of the same persons, directs the management of the business and affairs of the Fund. Each Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with the Adviser and the Fund's administrator, custodian and transfer and dividend disbursing agent. The Board of ACM Municipal Securities approves its agreement with its administrator, while Alliance National Municipal does not have a separate administrator. The day-to-day operations of a Fund are delegated to its officers and the Fund's Adviser, subject to the Fund's investment objective and policies and to general supervision by the Fund's Board of Directors. Subsequent to the consummation of the Acquisition, the directors and officers of Alliance National Municipal will continue to serve as the directors and officers of Alliance National Municipal after the Acquisition. The portfolio managers jointly and primarily for the management of Alliance National Municipal and ACM Municipal Securities are the same, they are: Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III, and Terrance T. Hults. Mr. Brooks is a Vice President with the Adviser, with which he has been associated since prior to 2001. Messrs. Cohen, Davidson III, and Hults are each a Senior Vice President with the Adviser, with which each has been associated since prior to 2001. Subsequent to the consummation of the Acquisition, Messrs. Brooks, Cohen, Davidson III, and Hults will continue to be jointly and primarily responsible for the day-to-day management of Alliance National Municipal.

   The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in Alliance National Municipal.

Advisory Agreement and Fees

   Each Fund's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of September 30, 2006 totaling more than $659 billion (of which more than $82 billion represented the assets of investment companies). As of September 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nations' FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 125 separate investment portfolios, currently have approximately
4.0 million stockholder accounts.

   Under each Fund's advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser provides office space, investment advisory services, and order placement facilities for the Fund and pays all compensation of directors and officers of the Fund who are affiliated persons of the Adviser. Under the Advisory Agreement of ACM Municipal Securities, the Fund pays the Adviser, an investment advisory fee of 0.50% of the average weekly net assets of the Fund. Under the Advisory Agreement of Alliance National Municipal, the Fund pays the Adviser, an investment advisory fee of 0.65% of the Fund's average daily net assets. Alliance National Municipal's advisory fee is effectively reduced as a result of the Adviser's voluntary agreement to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.25% of the Fund's average daily net assets applicable to common and preferred stockholders for the first 5 full years of the Fund's operations, 0.20% of the Fund's average daily net assets applicable to common and preferred stockholders in year 6, 0.15% in year 7, 0.10% in year 8, and 0.05% in year 9. The Fund is currently in its fifth year of operation. The Adviser has agreed to waive the advisory fee increase in the years 8 and 9 and cap the advisory fee at 0.55%. The Adviser has also agreed to seek approval by the Board of Directors of a new advisory contract that would have a maximum advisory fee of 0.55%. For the fiscal year ended October 31, 2005, the amount of such fees waived was $1,284,310. The advisory fee for each Fund is accrued daily and paid monthly.

   The Advisory Agreements by their terms continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the directors of a Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for a Board of Directors approving the investment advisory contracts of ACM Municipal Securities and Alliance National Municipal is available in each Fund's Semi-Annual Report to Stockholders for the fiscal periods ended April 30, 2006.

   The Adviser is the subject of certain legal proceedings relating to market timing in certain open-end funds advised by the Adviser. A discussion of those proceedings is presented in Appendix G.

Administrator

   The Adviser serves as administrator for the Funds and in that capacity performs certain administrative services. The Adviser provides administration services to Alliance National Municipal under that Fund's Advisory Agreement and such agreement provides that the Fund will reimburse the Adviser for the cost of providing certain administrative services. However, the Adviser has informed the Board that it has no present intention of submitting reimbursement requests to the Board pursuant to such provision and will not seek reimbursement in the future without first obtaining the Board's approval. Under an administrative services agreement, the Adviser performs administrative services for ACM Municipal Securities.

   ACM Municipal Securities pays a fee under the administrative services agreement at an annual rate of 0.15% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly. Currently, the Adviser has voluntarily agreed to waive administrative expenses of the Fund at an annual rate of 0.10 of 1% of the average weekly net assets of the Fund. The Adviser has engaged Prudential Investments LLC, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., to act as sub-administrator. The Adviser, out of its own assets, pays the Sub-Administrator a monthly fee equal to an annual rate of 0.10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

Other Service Providers

   The Acquisition will result in one change to ACM Municipal Securities' service providers as described below. AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides certain stockholder services for the Funds. The Funds compensate ABIS for these services. The Bank of New York, One Wall Street, New York, NY 10286 serves as the custodian for ACM Municipal Securities. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as the custodian for Alliance National Municipal. The Bank of New York serves as the transfer agent for the preferred stock of the Funds. Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3011, serves as the transfer agent for the common stock of the Funds. After the Acquisition, State Street Bank and Trust Company will serve as the custodian for Alliance National Municipal. Ernst & Young LLP serves as the independent registered public accounting firm of the Funds.

                              VOTING INFORMATION

   The Board of Directors of ACM Municipal Securities has fixed the close of business on December 15, 2006 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. Appendix H to this Prospectus/Proxy Statement lists the total number of shares of ACM Municipal Securities outstanding as of December 15, 2006. It also identifies holders of more than five percent of shares of each Fund, and contains information about the executive officers and Directors of each Fund and their shareholdings in each Fund.

   Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a proxy card and returning it by mail in the enclosed postage-paid envelope or by telephoning toll free 1-800-331-5817. Owners of shares held through a broker or nominee (who is the stockholder of record for those shares) should follow the directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to authorize a proxy via telephone, including use of the Control Number on the stockholder's proxy card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone should not also return a proxy card. A stockholder of record may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of ACM Municipal Securities at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another proxy card or, by telephone as indicated above), or by personally voting at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). Approval of the Proposal requires: (i) the affirmative vote by ACM Municipal Securities common stock and preferred stock holders entitled to cast a majority of the votes entitled to be cast on the matter, voting together as a single class (ii) with respect to ACM Municipal Securities preferred stock holders, voting as a separate class, the affirmative vote of the holders of a "majority of the outstanding voting securities" of such shares as defined in the 1940 Act, which means the lesser of (i) 67% or more of such shares present or represented by proxy, if the holders of more than 50% of the outstanding preferred stock are present or represented by proxy, or (ii) more than 50% of the outstanding preferred stock of ACM Municipal Securities. Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Proposal.

   If any proposal, other than the Proposal, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. ACM Municipal Securities has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

   A quorum for the transaction of business by common stockholders and preferred stockholders of ACM Municipal Securities will consist of the presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote at the Meeting. In addition, with respect to the separate vote by preferred stockholders, a quorum will consist of the presence in person or by proxy of the holders of a majority of the shares of the preferred stock entitled to vote at the Meeting. In the event that a quorum is not represented at the Meeting or, even if a quorum is so present, if sufficient votes in favor of the position recommended by the Board of Directors on the Proposal are not timely received, the Chairman of the Board may authorize, or the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment.

   ACM Municipal Securities has engaged The Altman Group, Inc. (the "Proxy Solicitor"), 60 East 42/nd/ Street, Suite 405, New York, New York 10165 to assist in soliciting proxies for the Meetings. The Proxy Solicitor will receive a fee of approximately $14,000 from the Fund for its solicitation services, plus reimbursement of out-of-pocket expenses.

                                 LEGAL MATTERS

   The validity of the shares offered hereby will be passed upon for the Funds by Seward & Kissel LLP. Seward & Kissel LLP will rely upon the opinion of Venable LLP for certain matters relating to Maryland law.

                                    EXPERTS

   The audited financial information in the Prospectus/Proxy Statement and the SAI have been included in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, NY 10036, the independent registered public accounting firm for the Funds, given on its authority as experts in auditing and accounting.

                             FINANCIAL HIGHLIGHTS

   Financial highlights information for the Funds is available at Appendix I.

           THE DIRECTORS OF ACM MUNICIPAL SECURITIES RECOMMEND THAT
         YOU VOTE FOR THE ACQUISITION OF THE ASSETS AND ASSUMPTION OF
            THE LIABILITIES OF ACM MUNICIPAL SECURITIES BY ALLIANCE
      NATIONAL MUNICIPAL AND THE DISSOLUTION OF ACM MUNICIPAL SECURITIES.

                                  APPENDIX A

             COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES/1 /

               ACM Municipal Securities        Alliance National Municipal         Principal Differences
           --------------------------------- -------------------------------- --------------------------------

Investment The Fund's investment ob-         Same. (F)                        None.
Objective  jective is to seek to provide
           high current income exempt
           from regular federal income
           tax. (F)

                                            Investment Policies/1/

Status     The Fund is a diversified         Same.                            None.
           closed-end management in-
           vestment company.

80% Policy Under normal market con-          Under normal conditions, the     None.
           ditions, the Fund will invest     Fund will invest at least 80%,
           at least 80% of its total assets  and normally substantially
           in municipal securities. (F)      all, of its net assets in
                                             municipal bonds paying
                                             interest that is exempt from
                                             regular federal income
                                             tax. (F)

Municipal  The Fund will invest sub-         Under normal circumstances,      Both Funds invest primarily
Bonds      stantially all its assets in debt the Fund will invest sub-        in investment grade munici-
           obligations issued by states,     stantially all of its net assets pal bonds. However, Alliance
           cities and local authorities,     in municipal bonds that pay      National Municipal may in-
           territories and possessions of    interest that, in the opinion of vest a significant amount of
           the United States and the         the bond counsel to the is-      its assets (up to 25% of its net
           District of Columbia, and         suer, is exempt from regular     assets) in municipal bonds
           their political subdivisions,     federal income tax.              rated below investment
           duly constituted authorities                                       grade.
           and corporations the interest     The Fund will normally in-
           on which obligations, in the      vest at least 75% of its net
           opinion of the bond counsel       assets in investment grade
           to the issuer, is exempt from     municipal bonds or unrated
           federal, and in some in-          municipal bonds considered
           stances, applicable state and     to be of comparable quality
           city, income tax.                 as determined by the Fund's
                                             investment adviser.
           Under normal market con-
           ditions, substantially all of     The Fund may invest up to
           the Fund's assets will be in-     25% of its net assets in
           vested in investment grade        municipal bonds rated below
           municipal securities (i.e.,       investment grade and unrated
           rated AAA, AA, A or BBB           municipal bonds considered
           by S&P or Aaa, Aa, A or Baa       to be of comparable quality
           by Moody's or rated of            as determined by the Fund's
           equivalent credit quality by      investment adviser.
           any other nationally recog-
           nized statistical rating
           organization).

--------
/1/ Policies with the notation "F" denote fundamental policies, which mean they may not be changed without a stockholder vote.

                   ACM Municipal Securities       Alliance National Municipal        Principal Differences
               -------------------------------- ------------------------------- --------------------------------
               The Fund may invest up to        The Fund may purchase mu-
               20% of its total assets in un-   nicipal bonds that are subject
               rated municipal securities       to credit enhancements such
               that are determined to be of     as insurance, bank credit
               equivalent credit quality by     agreements, or escrow ac-
               the Adviser.                     counts.

               Under normal market con-
               ditions, the Fund will invest
               at least 65% of its total assets
               in municipal securities
               considered high grade at the
               time of purchase (i.e., rated at
               least A by S&P or Moody's
               or rated of equivalent credit
               quality by any other nation-
               ally recognized statistical rat-
               ing organization).

               Under normal market con-
               ditions, the Fund will invest
               at least 65% of its total assets
               in income-producing secu-
               rities (excluding zero coupon
               securities).

Investments in The Fund expects that it will    While the Fund intends to       When ACM Municipal Secu-
AMT-Subject    invest a significant portion of  invest primarily in municipal   rities was first offered most
Municipal      its assets in municipal secu-    bonds that pay interest that is investors were not subject to
Securities     rities the interest on which is  not subject to the AMT, it      AMT. Over time, however,
               exempt from regular federal      may invest without limit in     an increasing percentage of
               income tax but which will be     municipal bonds that pay in-    investors have become sub-
               subject to the federal alter-    terest that is subject to the   ject AMT. In response to that
               native minimum tax. The          AMT.                            trend, ACM Municipal Secu-
               Fund has not established any                                     rities has decreased the per-
               limit on the percentage of its                                   centage of its portfolio that is
               portfolio that may be in-                                        invested in bonds that pay
               vested in municipal securities                                   interest that is subject to the
               the interest on which is sub-                                    AMT and currently approx-
               ject to the alternative mini-                                    imately 16% of ACM
               mum tax provisions of                                            Municipal Securities' assets
               federal income tax law, and a                                    are invested in bonds that pay
               substantial portion of the in-                                   interest subject to the AMT.
               come produced by the Fund
               may be includable in the cal-                                    Alliance National Municipal
               culation of alternative mini-                                    is a more recently organized
               mum taxable income.                                              Fund that primarily invests in
                                                                                bonds that pay interest that is
                                                                                not subject to the AMT.
                                                                                However, the Fund may in-
                                                                                vest without limit in bonds
                                                                                that pay interest that is sub-
                                                                                ject to the AMT. Currently,
                                                                                Alliance National Municipal
                                                                                invests approximately 23% of
                                                                                its assets in bonds that pay
                                                                                interest subject to the AMT.

                ACM Municipal Securities        Alliance National Municipal       Principal Differences
           ---------------------------------- ------------------------------- ------------------------------
Other      Although the Fund intends to       The Fund may invest in mu-      The Funds generally may
Municipal  invest a substantial portion of    nicipal notes, which may be     invest in the same types of
Securities its assets in longer term mu-      either general obligation or    "other municipal securities";
           nicipal securities, municipal      revenue securities and which    however, ACM Municipal
           securities in which the Fund       generally have original         Securities is subject to two
           may invest include municipal       maturities not exceeding one    percentage limitations that
           notes, which may be either         year.                           are not applicable to Alliance
           "general obligation" or                                            National Municipal: (i) the
           "revenue" securities, are in-      Municipal notes in which the    5% limitation regarding mu-
           tended to fulfill short-term       Fund may invest include         nicipal lease obligations and
           capital needs and generally        demand notes, which are         (ii) the 10% limitation appli-
           have original maturities not       tax-exempt obligations that     cable to custodial receipts.
           exceeding one year.                have stated maturities in ex-
                                              cess of one year, but permit
           Municipal notes in which the       the holder to sell back the
           Fund may invest include            security (at par) to the issuer
           demand notes, which are            within one to seven day's
           tax-exempt obligations that        notice.
           have stated maturities in ex-
           cess of one year, but permit       Other short-term obligations
           the holder to sell back the        constituting municipal notes
           security (at par) to the issuer    include tax anticipation notes,
           within 1 to 7 days notice.         revenue anticipation notes,
                                              bond anticipation notes and
           Other short-term obligations       tax-exempt commercial
           constituting municipal notes       paper.
           include tax anticipation
           notes, revenue anticipation        The Fund may invest in mu-
           notes and bond anticipation        nicipal bonds that represent
           notes, and tax-exempt com-         municipal lease obligations.
           mercial paper.

           The Fund will not invest
           more than 5% of its total in-
           vestment assets in municipal
           lease obligations that contain
           "non-appropriation" clauses.

           The Fund may invest a portion
           of its assets in municipal secu-
           rities that pay interest at a cou-
           pon rate equal to a base rate
           plus additional interest for a
           certain period of time if short-
           term interest rates rise above a
           predetermined level or "cap."

           The Fund may invest up to
           10% of its total assets in cus-
           todial receipts or certificates
           underwritten by securities
           dealers or banks that evi-
           dence ownership of future
           interest payments, principal
           payments or both on certain
           municipal securities.




               ACM Municipal Securities       Alliance National Municipal       Principal Differences
           -------------------------------- ------------------------------- -----------------------------
           The Fund may invest in mu-
           nicipal securities, the interest
           rate on which has been div-
           ided into two different and
           variable components, which
           together result in a fixed
           interest rate.

Other                                       The Fund may invest in secu-    While it has no specific
Investment                                  rities of other investment      policy on investments in
Companies                                   companies to the extent per-    other investment companies,
                                            mitted under the 1940 Act or    ACM Municipal Securities
                                            the rules and regulations       would be able to invest in
                                            thereunder (as such statutes,   other investment companies
                                            rules or regulations may be     subject to the limitations in
                                            amended from time to time)      Sections 12(d)(1)(A) and (B)
                                            or by guidance regarding, in-   of the 1940 Act.
                                            terpretations of, or exemptive
                                            orders under the 1940 Act or
                                            the rules and regulations
                                            thereunder published by ap-
                                            propriate regulatory
                                            authorities.

Options    The Fund will not write put      In order to achieve its invest- ACM Municipal Securities
           and call options except in       ment objective, the Fund may    has more specific policies on
           accordance with its invest-      at times use certain types of   the use of options.
           ment objective and poli-         investment derivatives, such
           cies. (F)                        as options, futures, forwards
                                            and swaps.
           The Fund intends to write
           covered put and call options
           and purchase put and call op-
           tions on municipal securities
           and U.S. Government secu-
           rities that are traded on
           United States exchanges.
           There are no specific limi-
           tations on the Fund's writing
           and purchasing of options.

           The Fund may purchase or
           write options on securities of
           the types in which it is
           permitted to invest in pri-
           vately negotiated trans-
           actions. The Fund will effect
           such transactions only with
           investment dealers and other
           financial institutions deemed
           creditworthy by the Adviser.

                 ACM Municipal Securities       Alliance National Municipal       Principal Differences
              ------------------------------- ------------------------------- ------------------------------
Illiquid                                      The Fund may invest in illi-    Both Funds may invest in illi-
Securities                                    quid securities, including,     quid securities.
                                              among others, (a) direct
                                              placements or other securities
                                              which are subject to legal or
                                              contractual restrictions on
                                              resale or for which there is no
                                              readily available market, (b)
                                              options purchased by the
                                              Fund over-the-counter and
                                              the cover for options written
                                              by the Fund over-the-counter,
                                              and (c) repurchase agree-
                                              ments not terminable within
                                              seven days. Securities that
                                              have legal or contractual re-
                                              strictions on resale but have a
                                              readily available market are
                                              not deemed illiquid for pur-
                                              poses of this limitation.

Futures       The Fund may enter into con-    While the Fund does not in-     As a practical matter, both
Contracts and tracts for the purchase or sale tend to do so, it may buy and   Funds may invest in futures
Options on    for future delivery or          sell futures contracts on mu-   contracts but Alliance Na-
Futures       municipal securities or U.S.    nicipal securities or U.S.      tional Municipal may not
Contracts     Government securities, or       Government securities and       invest in options on futures
              contracts based on financial    contracts based on interest     contracts.
General       indices including any index     rates or financial indices, in-
              of municipal securities or      cluding any index of munici-    ACM Municipal Securities'
              U.S. Government securities      pal bonds or U.S.               investments in futures con-
              ("futures contracts") and may   Government securities.          tracts are subject to the 5%
              purchase and write put and                                      and 50% restrictions, which
              call options to buy or sell                                     were previously requirements
              futures contracts ("options on                                  of the Commodity Futures
              futures contracts"). Options                                    Trading Commission for in-
              on futures contracts to be                                      vestment companies that in-
              written or purchased by the                                     vested in futures contracts.
              Fund will be traded on U.S.                                     Alliance National Municipal
              exchanges or over-the-                                          investments in futures con-
              counter.                                                        tracts are not subject to this
                                                                              limitation.



                 ACM Municipal Securities      Alliance National Municipal    Principal Differences
              ------------------------------ -------------------------------- ---------------------
              The Board has adopted the
              requirement that futures con-
              tracts and options on futures
              contracts only be used as a
              hedge and not for spec-
              ulation. In addition, the
              Board has adopted two per-
              centage restrictions on the
              use of futures contracts. The
              first restriction is that the
              Fund will not enter into any
              futures contracts or options
              on futures contracts if imme-
              diately thereafter the ag-
              gregate amount of initial
              margin deposits on all the
              futures contracts of the Fund
              and premiums paid on op-
              tions on futures contracts
              would exceed 5% of the
              market value of the total as-
              sets of the Fund. The second
              restriction is that the ag-
              gregate market value of the
              futures contracts purchased
              by the Fund not exceed 50%
              of the market value of the
              total assets of the Fund.

Futures       The Fund will not purchase     The Fund will not purchase               None.
Contracts and or sell commodities or com-    or sell commodities or com-
Options on    modity contracts (except       modities contracts. (F)
Futures       forward contracts or contracts
Contracts     for the future acquisition or  This restriction shall not pro-
Specific      delivery of debt securities    hibit the Fund from purchas-
              and related options, futures   ing, selling or entering into
              contracts and options on fu-   futures contracts, options on
              tures contracts and other sim- futures contracts, forward
              ilar contracts.) (F)           contracts, or any interest rate,
                                             securities related or other
                                             hedging instruments, includ-
                                             ing swap agreements and
                                             other derivative instruments,
                                             subject to compliance with
                                             any applicable provisions of
                                             the federal securities or
                                             commodities laws.




                 ACM Municipal Securities       Alliance National Municipal    Principal Differences
             -------------------------------- -------------------------------- ---------------------
Future       The Fund may, following          Same.                                    None.
Developments written notice to stock-
             holders, take advantage of
             other investment practices
             which are not presently con-
             templated for use by the Fund
             or which are not currently
             available but which may be
             developed, to the extent that
             such investment practices are
             consistent with the Fund's
             investment objective and le-
             gally permissible for the
             Fund.

Swaps, Caps  The Fund may enter into inter-   While the Fund does not in-              None.
and Floors   est rate swaps and may pur-      tend to do so, it may enter
             chase or sell interest rate caps into interest rate swap, cap, or
             and floors. The Fund expects     floor transactions primarily
             to enter into these trans-       for hedging purposes, which
             actions primarily to preserve    may include preserving a re-
             a return or spread on a          turn or spread on a particular
             particular investment or por-    investment or portion of its
             tion of its portfolio. The Fund  portfolio or protecting against
             may also enter into these        an increase in the price of
             transactions to protect against  securities the Fund antici-
             any increase in the price of     pates purchasing at a later
             securities the Fund antici-      date. The Fund does not in-
             pates purchasing at a later      tend to use these transactions
             date. The Fund does not in-      in a speculative manner.
             tend to use these transactions
             in a speculative manner.

             There is no limit on the
             amount of interest rate swap
             transactions that may be en-
             tered into by the Fund.

             The Fund may purchase and
             sell caps and floors without
             limitation, subject to a segre-
             gated account requirement.

Repurchase   The Fund may enter into          While the Fund does not in-              None.
Agreements   "repurchase agreements" per-     tend to do so, it may seek
             taining to U.S. Government       additional income by inves-
             Securities with member           ting in repurchase agreements
             banks of the Federal Reserve     pertaining only to U.S. Gov-
             System or "primary dealers"      ernment securities. The Fund
             in such securities.              may enter into repurchase
                                              agreements with member
                                              banks of the Federal Reserve
                                              System or "primary dealers."


                    ACM Municipal Securities       Alliance National Municipal         Principal Differences
                -------------------------------- -------------------------------- -------------------------------
Variable and                                     The Fund may invest in varia-    None.
Floating Rate                                    ble rate demand notes and in
Instruments                                      fixed income securities that
                                                 pay interest at a coupon rate
                                                 equal to a base rate, plus
                                                 additional interest for a cer-
                                                 tain period of time if short-
                                                 term interest rates rise above
                                                 a pre-determined level or cap.

When-Issued,    The Fund may enter into          The Fund may purchase or         ACM Municipal Securities is
Delayed         forward commitments for the      sell municipal bonds on a        subject to 30% limitation,
Delivery and    purchase or sale of securities.  forward commitment basis,        whereas, Alliance National
Forward         Such transactions may in-        including purchases on a         Municipal is subject to a 10%
Commitment      clude purchases on a "when-      "when-issued" basis or pur-      limitation with respect to
Transactions    issued" basis or purchases or    chases or sales on a "delayed    forward commitments.
                sales on a "delayed delivery"    delivery" basis. No forward
                basis. No forward commit-        commitments will be made
                ments will be made by the        by the Fund if, as a result, the
                Fund if, as a result, the        Fund's aggregate forward
                Fund's aggregate commit-         commitments under such
                ments under such trans-          transactions would be more
                actions would be more than       than 10% of its total assets.
                30% of the then current value
                of the Fund's total assets.

Zero Coupon     The Portfolio may invest in      Same.                            None.
Securities      zero coupon bonds.

Margin          The Fund will not purchase                                        As a practical matter, there is
                securities on margin, except                                      no difference between the
                for such short-term credits as                                    Funds' ability to purchase
                may be necessary for the                                          securities on margin.
                clearance of transactions. (F)

Diversification The Fund will not, with re-      The Fund is diversified.         Both Funds are diversified.
                spect to 75% of its total as-
                sets, invest more than 5% of
                the value of its total assets in
                the outstanding securities of
                any one issuer or own more
                than 10% of the outstanding
                voting securities of any one
                issuer, in each case other than
                securities issued or guaran-
                teed by the U.S. Government
                or any agency or in-
                strumentality thereof or other
                investment companies. (F)



                 ACM Municipal Securities      Alliance National Municipal   Principal Differences
              ------------------------------ ------------------------------- ---------------------
Industry      The Fund will not invest 25%   The Fund will not concen-               None.
Concentration or more of the value of its    trate its investments in a par-
              total assets in any one in-    ticular industry, as that term
              dustry provided that such      is used in the 1940 Act and as
              limitation shall not be appli- interpreted, modified, or oth-
              cable to municipal securities  erwise permitted by regu-
              other than those municipal     latory authority having
              securities backed only by      jurisdiction, from time to
              assets and revenues of         time. (F)
              non-governmental users. (F)
                                             The Fund's industry concen-
                                             tration policy does not pre-
                                             clude it from focusing
                                             investments in issuers in a
                                             group of related industries
                                             (such as different types of
                                             utilities).

Lending       The Fund may not make          Same. (F)                               None.
              loans except through (i) the
              purchase of debt obligations
              in accordance with its
              investment objectives and
              policies; or (ii) the use of
              repurchase agreements. (F)


             ACM Municipal Securities     Alliance National Municipal   Principal Differences
          ------------------------------ ------------------------------ ---------------------
Borrowing The Fund will not borrow       The Fund will not borrow               None.
          money or issue senior secu-    money or issue any senior
          rities, except the Fund may,   security, except in accord-
          in accordance with provisions  ance with provisions of the
          of the 1940 Act, (a) borrow    1940 Act and specifically the
          from a bank or other entity in Fund may (a) borrow from a
          a privately arranged trans-    bank or other entity in a pri-
          action and issue commercial    vately arranged transaction
          paper, bonds, debentures or    and issue commercial paper,
          notes, in series or otherwise, bonds, debentures or notes, in with such interest rates, con- series or otherwise, with such version rights and other terms interest rates, conversion
          and provisions as are de-      rights and other terms and
          termined by the Fund's         provisions as are determined
          Board of Directors, if after   by the Fund's Board of
          such borrowing or issuance     Directors, if after such bor-
          there is asset coverage of at  rowing or issuance there is
          least 300% as defined in the   asset coverage of at least
          1940 Act; (b) issue Preferred  300% as defined in the 1940
          Shares with such preferences,  Act; and (b) issue Preferred
          conversion and other rights,   Shares with such preferences,
          voting powers, restrictions,   conversion and other rights,
          limitations as to dividends    voting powers, restrictions,
          and other distributions, qual- limitations as to dividends
          ifications, and terms and      and other distributions, qual-
          conditions of redemption as    ifications, and terms and
          are determined by the Fund's   conditions of redemption as
          Board of Directors, if after   are determined by the Fund's
          such issuance there is asset   Board of Directors, if after
          coverage of at least 200% as   such issuance there is asset
          defined in the 1940 Act; and   coverage of at least 200% as
          (c) borrow for temporary       defined in the 1940 Act. (F)
          purposes in an amount not
          exceeding 5% of the value of
          the total assets of the
          Fund. (F)



                ACM Municipal Securities       Alliance National Municipal        Principal Differences
            -------------------------------- -------------------------------- -----------------------------
Short Sales The Fund may not make                                             Alliance National Municipal
            short sales of securities or                                      does not engage in short
            maintain a short position un-                                     sales. ACM Municipal Secu-
            less at all times when a short                                    rities may engage in short
            position is open it owns an                                       sales against the box subject
            equal amount of such secu-                                        to the 10% limitation.
            rities or securities convertible
            into or exchangeable for,
            without payment of any fur-
            ther consideration, securities
            of the same issue as, and
            equal in amount to, the secu-
            rities sold short ("short sales
            against the box") and unless
            not more than 10% of the
            Fund's net assets is held as
            collateral for short sales at
            any one time (it being the
            Fund's present intention to
            make such sales only for the
            purpose of deferring realiza-
            tion of gain or loss for federal
            income tax purposes). (F).

Mineral     The Fund will not invest in      The Fund will not purchase       None.
Exploration interests in oil, gas or other   or sell oil, gas or mineral
            mineral exploration or devel-    programs. (F)
            opment programs, except that
            it may purchase and sell
            securities of companies that
            deal in oil, gas or other
            mineral exploration or devel-
            opment programs. (F)

Real Estate The Fund will not purchase       The Fund will not purchase       None.
            or sell real estate, except that or sell real estate, although it
            it may purchase and sell         may purchase securities
            securities of companies          (including municipal bonds)
            which deal in real estate or     secured by real estate or
            interests therein. (F)           interests therein, or securities
                                             issued by companies which
                                             invest in real estate, or inter-
                                             ests therein. (F)

                ACM Municipal Securities      Alliance National Municipal   Principal Differences
             ------------------------------- ------------------------------ ---------------------
Pledging of  The Fund will not pledge,       Same. (F)                              None.
Assets       hypothecate, mortgage or
             otherwise encumber its as-
             sets, except (i) to secure
             permitted borrowings, (ii) in
             connection with initial and
             variation margin deposits re-
             lating to futures contracts and
             (iii) any segregated accounts
             established in accordance
             with its investment objective
             and policies. (F)

Underwriting The Fund will not act as an     The Fund will not act as an            None.
             underwriter of securities,      underwriter of securities of
             except that the Fund may        other issuers, except to the
             acquire restricted securities   extent that in connection with
             under circumstances in          the disposition of portfolio
             which, if such securities were  securities, it may be deemed
             sold, the Fund might be         to be an underwriter under
             deemed to be an underwriter     the federal securities
             within the meaning of the       laws. (F)
             Securities Act of 1933, as
             amended. (F)

                                  APPENDIX B

                  DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS

   Among the principal risks of investing in a Fund are market risk, interest rate risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk. Each of these risks and other risks are more fully described below. There are no substantial differences in the principal risks to which the Funds are subject. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

Market Risk and           This is the risk that the value of a Fund's investments will fluctuate as
Net Asset Value of Shares municipal bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Shares of common stock of closed-end investment companies, such as the Funds, frequently trade at a discount to their NAVs. Whether an investor will realize gains or losses upon the sale of shares of a Fund does not depend directly upon changes in the
                          Fund's NAV, but rather upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. The market price of the shares of each Fund is determined by such factors as relative demand for and supply of the shares in the mar-
                          ket, general market and economic conditions, changes in the Fund's
                          NAV and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that each Fund's NAV may de-
                          crease.

Interest Rate Risk        This is the risk that changes in interest rates will affect the yield and value of a Fund's investments in municipal bonds. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments.
                          Interest rate risk is generally greater for investment companies like the
                          Funds that invest in municipal bonds with longer maturities or durations.
                          The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more sig-
                          nificantly, which, in turn reduces the asset coverage on the Funds' pre-
                          ferred stock. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower re-
                          turns because a Fund must reinvest its assets in municipal bonds with lower interest rates.

Credit Risk      This is the risk that the issuer or the guarantor of a municipal bond, or the counterparty to a derivatives or other contract, will be unable or unwill-
                 ing to make timely payments of interest or principal or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rat-
                 ing. Investments in municipal bonds with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

                 Because Alliance National Municipal may invest up to 25% (measured at the time of investment) of its net assets in municipal bonds that are rated below investment grade or, if unrated, determined to be of comparable quality by the Adviser, Alliance National Municipal is more susceptible to credit risk. The prices of these lower grade municipal bonds are more sensitive to negative developments, such as a decline in the issuer's rev-
                 enues or a general economic downturn, than are the prices of higher-
                 grade municipal bonds.

                 Municipal bonds of below investment grade quality (commonly referred to as "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and there-
                 fore involve a greater risk of default. Municipal bonds in the lowest in-
                 vestment grade category may also be considered to possess some speculative characteristics by certain rating agencies. Any default by an issuer of a municipal bond could have a negative impact on a Fund's ability to pay dividends on its preferred stock and could result in the re-
                 demption of some or all of the preferred stock.

Leverage Risk    The Funds use financial leverage for investment purposes. When a Fund borrows money or otherwise leverages its portfolio, it may be more vola-
                 tile because leverage tends to exaggerate the effect of any increase or decrease in the value of the portfolio's investments. Leverage risk in-
                 cludes the risk associated with the issuance of preferred stock to leverage the a Fund's common stock. If the dividend rate on the preferred stock exceeds the net rate of return on a Fund's portfolio, the leverage will re-
                 sult in a lower NAV than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage tests would be reduced.

                 Investment by the Fund in derivative instruments may amplify the effects of leverage.

                 Because the management fees received by the Adviser are based on the total net assets of a Fund (including assets acquired with the proceeds of preferred stock), the Adviser has a financial incentive for a Fund to use leverage and issue preferred stock.

Derivatives Risk The Funds may use derivatives. These investment strategies may be risk-
                 ier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.

Liquidity Risk   Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid secu-
                 rities at an advantageous price. Derivatives and securities involving sub-
                 stantial market and credit risk tend to involve greater liquidity risk.

Management Risk                 Each Fund is subject to management risk because it is an actively man-
                                aged investment portfolio. The Adviser will apply its investment tech-
                                niques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that its decisions will produce the desired results.

Municipal Bond Market Risk      This is the risk that special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of a
                                Fund's investments in municipal bonds or other municipal securities. The amount of public information available about municipal bonds is gen-
                                erally less than that for corporate equities or bonds and the investment performance of a Fund may therefore be more dependent on the ana-
                                lytical abilities of the Adviser than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly below in-
                                vestment grade municipal bonds in which the Fund may invest, also tends to be less developed and less liquid than many other securities markets, which may adversely affect a Fund's ability to sell its municipal bonds at attractive prices.

Auction Risk                    You may not be able to sell the preferred stock at an auction if the auc-
                                tion fails; that is, if there are more preferred stock offered for sale than there are buyers for those shares. As a result, your investment in pre-
                                ferred stock may be illiquid. Neither the participating broker-dealers nor a Fund are obligated to purchase preferred stock in an auction or other-
                                wise, nor is the Fund required to redeem the preferred stock in the event of a failed auction.

Ratings and Asset Coverage Risk A rating agency could downgrade the preferred stock, which could affect their liquidity and value. In addition, a Fund may be forced to redeem preferred stock to meet regulatory or rating agency requirements. The
                                Fund may also voluntarily redeem preferred stock under certain circum-
                                stances.

Secondary Market Risk           You could receive less than the price you paid for your preferred stock if you sell them outside of an auction, especially when market interest rates are rising. Although participating broker-dealers may maintain a secon-
                                dary trading market in the preferred stock outside of auctions, they are not obligated to do so, and no secondary market may develop or exist at any time for the preferred stock.

                                  APPENDIX C

                               OTHER INFORMATION

   The following information provides only a summary of the key features of the organizational structure, governing documents, and stockholder services of the Funds.

   Each Fund is organized as a Maryland corporation. The Bylaw provisions that govern each of the Funds are the same. Unless noted below, there are no significant differences among the Funds in terms of their respective corporate organizational structures.

Shares of Common Stock of the Funds

   Alliance National Municipal is authorized to issue 1,999,992,200 shares of common stock, $.001 par value per share. ACM Municipal Securities is authorized to issue 99,996,400 shares of common stock, $.01 par value per share. The charter of Alliance National Municipal provides that the Board of Directors, without any action by the stockholders of the Fund, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. There are no subscription/preemptive or exchange rights under the charters. Each share of a Fund's common stock has equal voting, dividend, distribution and liquidation rights subject to the preferential rights of a Fund's preferred stock. At any time when a Fund's preferred stock are outstanding, common stockholders will not be entitled to receive any distributions from a Fund unless all accrued dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to the preferred stock would be at least 200% after giving effect to such distributions. Shares of common stock when issued are duly authorized, fully paid and nonassessable. Under the rules of the NYSE applicable to listed companies, each Fund is required to hold an annual meeting of stockholders each year.

   Holders of the common stock of each Fund are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of a Fund's stock can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of stock will not be able to elect any directors.

   Each Fund intends to distribute monthly its net investment income to holders of their common stock. Monthly distributions to common stockholders will consist of net investment income remaining after the payment of dividends on outstanding preferred stock. Net capital gains, if any, will be distributed at least annually to common stockholders to the extent such net capital gains are not necessary to satisfy the dividend, redemption or liquidation preferences of any preferred stock. For tax purposes, a Fund will be required, assuming issuance of preferred stock, to allocate net capital gain and other taxable income, if any, between common stock and preferred stock in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. While any preferred stock are outstanding, a Fund may not declare any cash dividend or other distribution on its common stock, unless, at the time of such declaration, (a) all accrued preferred stock dividends have been paid and (b) the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). This limitation on a Fund's ability to make distributions on its common stock could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company.

Description of Preferred Stock

   Alliance National Municipal has authorized, issued and outstanding 7,800 shares of Auction Preferred Stock as follows: 1,950 Series M Preferred Shares, 1,950 Series T Preferred Shares, 1,950 Series W Preferred Shares and 1,950 Series TH Preferred Shares. The preferred shares have a liquidation value of $25,000 per share plus accumulated unpaid dividends. Alliance National Municipal's preferred stock will pay dividends based on a rate set at Auctions, normally held weekly, except in the case of special rate periods. For Series M Preferred Shares, Series T Preferred Shares, Series W Preferred Shares and Series TH Preferred Shares auctions are generally held respectively, on Mondays, Tuesdays, Wednesdays and Thursdays. Dividends are generally payable, when, as and if authorized by the Board and declared by the
Fund: on Series M Preferred Shares on Tuesdays; on Series T Preferred Shares on Wednesdays; on Series W Preferred Shares on Thursdays and on Series TH Preferred Shares on Fridays.

   ACM Municipal Securities has authorized, issued and outstanding 3,600 shares of Auction Preferred Stock as follows: 1,200 Series A Preferred Shares, 1,200 Series B Preferred Shares and 1,200 Series C Preferred Shares. The preferred shares have a liquidation value of $25,000 per share plus accumulated unpaid dividends. ACM Municipal Securities' preferred stock will pay dividends based on a rate set at Auctions, normally held weekly, except in the case of special rate periods. For Series A Preferred Shares, Series B Preferred Shares, and Series C Preferred Shares auctions are generally held, respectively, on Wednesdays, Mondays, and Thursdays. Dividends are generally payable, when, as and if authorized by the Board and declared by the Fund: on Series A Preferred Shares on Thursdays; on Series B Preferred Shares on Tuesdays; and on Series C Preferred Shares on Fridays.

   If dividends are payable on a day that is not a business day then such dividends will be paid on such shares on the first business day that falls after that day.

   Each series of preferred stock of a Fund will rank on parity with any other series of preferred stock of that Fund as to the payment of dividends and the distribution of assets upon liquidation. Preferred shares are, when issued, fully paid and non-assessable and have no preemptive or conversion rights or rights to cumulative voting. The preferred stock of each series of each Fund has a liquidation value of $25,000 per share plus accumulated, unpaid dividends.

   Except as otherwise provided in a Fund's charter or as otherwise required by law, preferred stockholders will have equal voting rights with common stockholders (one vote per share) and will vote together with common stockholders and any other preferred stockholders as a single class. A Fund's charter sets forth matters on which a Fund's preferred stockholders will vote separately as a single class.

   In connection with the election of a Fund's Directors, holders of outstanding preferred stock, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors are elected by common stockholders and preferred stockholders, voting together as a single class. The Funds' charters sets forth circumstances relating to outstanding and unpaid dividends due to preferred stockholders that would entitle such stockholders to elect members to the Board that would result in such stockholders having elected a majority of the Directors to the Board.

   (i) Redemptions

   The redemption provisions pertaining to the preferred stock of each Fund are similar. It is anticipated that preferred stock of each Fund will generally be redeemable at the option of the applicable Fund at a price equal to the liquidation preference of each ($25,000 per share), plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Preferred shares of each Fund are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of a Fund to maintain asset coverage requirements for its preferred stock specified by Moody's and S&P in connection with their issuance of ratings on their preferred stock.

   (ii) Liquidation

   Subject to the rights of holders of any series or class or classes of shares ranking on parity with a Fund's preferred stock with respect to the distribution of assets upon liquidation of a Fund, upon liquidation of a Fund, whether voluntary or involuntary, the holders of preferred stock then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution shall be made on the common stock or on any other class of stock of the Fund ranking junior to the preferred stock, an amount equal to the liquidation preference with respect to such shares, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable gross-up payments (i.e., to account for certain federal income tax liability consequences) in connection with the liquidation of the Fund. After the payment to the holders of preferred stock of the full preferential amounts provided for as described herein, the holders of preferred stock shall have no right or claim to any of the remaining assets of a Fund.

   Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of a Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with a Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

   The terms of the Series M, Series T, Series W and Series TH Preferred Shares of Alliance National Municipal provide that, in determining whether a distribution (other than upon voluntary or involuntary dissolution) by dividend, redemption or other acquisition of shares of stock of the Fund or otherwise is permitted under the MGCL, amounts that would be needed, if the Fund were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the holders of such series of Preferred Shares will not be added to the Fund's total liabilities.

   (iii) Ratings

   The preferred stock of each Fund has been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred stock have been developed by S&P and Moody's and are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for preferred stock, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

   Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's preferred stock, at any time, may change or withdraw any such rating. As set forth in each Fund's Articles Supplementary, each Fund, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of a Fund has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the preferred stock.

Board of Directors

   Each Fund has a Board of Directors that is divided into three classes of Directors. The terms of the Directors in a class are staggered so that for a given year only one class of Directors will be up for election by a Fund's stockholders. The Funds believe that classification of the Board of Directors will help to ensure the continuity and stability of a Fund's business strategies and policies as determined by the Board of Directors.

   The classified board provision could have the effect of making the replacement of incumbent Directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent Directors will retain their positions. The staggered terms of Directors may delay, defer, or prevent a tender offer or an attempt to change control of a Fund, although the tender offer or change in control might be in the best interest of the stockholders.

   The procedures available to a Fund's stockholders for calling stockholders' meetings for the removal of directors are the same. Under Maryland law and the Funds' charters, a director may be removed only with cause at a meeting duly called and at which a quorum is present by the affirmative vote of seventy-five percent of all the votes entitled to be cast.

Stockholder Meetings

   The Bylaws of the Funds provide that special meetings of stockholders for any purpose shall be called by a Fund's Secretary upon the written request of holders of shares entitled to cast not less than a majority of the votes entitled to be cast at a meeting. Special meetings may also be called by the Board of Directors and certain officers.

   Except as otherwise required by law or a Fund's charter, the presence in person or by proxy of the holders entitled to cast a majority of the votes entitled to be cast constitutes a quorum at any meeting of stockholders of a Fund. Pursuant to each Fund's charter, except in instances involving extraordinary corporate action, such as a merger, amendments to its charter or removal of a director, generally, the vote of a majority of the aggregate number of votes entitled to be cast on a matter is required in order to take or authorize any such action for which approval of the stockholders is required. The Bylaws of each Fund provides that each director shall be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast; for other matters, when a quorum is present, the affirmative vote of a majority of the votes cast shall decide any question brought before such meeting unless a statute or charter requires a higher voting margin.

Dividend Reinvestment Plans

   Stockholders of ACM Municipal Securities whose common shares are registered in their own names will automatically be enrolled as participants in that Fund's Dividend Reinvestment and Cash Purchase Plan (the "DRIP"), under which dividends and capital gain distributions to stockholders will be paid or reinvested in additional shares of the Fund (the "Dividend Shares"). Procedures are available to stockholders who do not wish to participate in the DRIP. Stockholders of Alliance National Municipal whose common shares are registered in their own names may elect to participate in that Fund's DRIP. Computershare Trust Company, N.A. ("Agent") acts as agent to stockholders under the Plan. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the DRIP. Assuming the Acquisition is approved, the DRIP stockholders of ACM Municipal Securities will automatically be enrolled in the DRIP for Alliance National Municipal.

   If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of a Fund's common stock may have elected, non-participants in the DRIP will receive cash and participants in the Plan will receive the equivalent in shares of common stock of the Fund valued as follows:

    (i)If the shares of common stock are trading at NAV or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

   (ii)If the shares of common stock are trading at a discount from NAV at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of common stock in the open market on the NYSE or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the NAV of a share of common stock, the average purchase price per share paid by Agent may exceed the NAV of the Fund's shares of common stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

   The Agent will maintain all stockholders' accounts in the DRIP and furnish written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant will be held by the Agent in non-certificate form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the Plan.

   There will be no charges with respect to shares issued directly by a Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each stockholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by a Fund.

   The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

   Experience under a DRIP may indicate that changes are desirable. Accordingly, a Fund reserves the right to amend or terminate the DRIP as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan.

   All correspondence concerning the DRIPs for the Funds should be directed to Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3011.

Tender Offer/Share Repurchase Policies

   In recognition that their shares may trade at a discount, both Funds have voluntary share repurchase and tender offer policies. The policies differ somewhat. ACM Municipal Securities' policy states that "the Board has determined that it would be in the best interests" of stockholders for the Fund to take action to attempt to reduce or eliminate a discount. Alliance National Municipal's policy states that the Fund "may consider" a share repurchase or tender offer if the Fund's shares trade at a substantial discount for an extended period of time. In addition, ACM Municipal Securities' policy provides that the Fund may "from time to time" take action either to repurchase shares or make a tender offer, while Alliance National Municipal's policy states that the Fund has "no present intention" to repurchase shares. After the Acquisition, Alliance National Municipal will retain its current voluntary tender offer/share repurchase policy.

Possible Future Conversion to Open-End Investment Company

   A Fund's Board of Directors may also from time to time consider submitting for a stockholder vote a proposal to convert the Fund to an open-end investment company in an attempt to reduce or eliminate the significant market discounts from NAV. A Fund's charter requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open- end investment company. This seventy-five percent
(75%) stockholder approval requirement is higher than is required under the 1940 Act.

   If a Fund converted to an open-end company, it would be required to redeem all preferred stock then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's common shares likely would no longer be listed on the NYSE. Stockholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

   The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in a Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that a

Fund's shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

   In addition, a purchase by a Fund of its shares would decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio and may also require the redemption of a portion of any outstanding preferred stock in order to maintain coverage ratios. Any purchase by a Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Certain Anti-Takeover Provisions of the Funds' Charters and Bylaws

   The Funds presently have provisions in their charters and Bylaws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquire control of a Fund, (ii) a Fund's freedom to engage in certain transactions, or (iii) the ability of a Fund's directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions.

   The Board of Directors of each Fund is divided into three classes, each having a term of three years. At each annual meeting of stockholders, the term of one class of directors expires. Accordingly, only those directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of directors even if they are not then standing for reelections and under SEC regulations procedures are available for including stockholder proposals in management's annual proxy statement). Such a system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for a Fund's stockholders to change the majority of directors. Generally, under a Fund's charter, the affirmative vote of the stockholders entitled to cast a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and most amendments to the Fund's Charter. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of a Fund is required generally to authorize any of the following transactions or to amend the provisions of the Charter relating to such transactions:

    (i)merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

   (ii)issuance of any securities of the Fund to any person or entity for cash;

  (iii)sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

   (iv)sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

   if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal stockholder"). However, such vote would not be required where, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of a Fund's assets the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required.

   The provisions of the Charter Documents described above and a Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management and investment objective and policies. The Board of Directors of each Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

Limitation of Liability of Directors and Officers; Indemnification

   The charter of each Fund provides that, to the fullest extent that limitations on the liability of directors and officers are permitted by Maryland law, no director or officer of the Fund shall have any liability to the Fund or its stockholders for money damages. The charter and Bylaws of each of the Funds provide that each Fund shall indemnify its officers and directors, as applicable, to the maximum extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

Purchase and Sale Information

   Purchase and sale procedures for the Funds' common stock are substantially similar. Investors typically purchase and sell shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell shares of the Funds through privately negotiated transactions with existing stockholders.

   The purchase and sale procedures with respect to the Funds' preferred stock are substantially similar. The preferred stock are not listed on an exchange but may be bought and sold at an auction that is normally held weekly by submitting orders to a participating broker-dealer. In addition to the auctions, participating broker-dealers may maintain a secondary trading market in preferred stock outside of the auctions, but may discontinue this activity at any time.

                                  APPENDIX D

           FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION
      RELATING TO THE ACQUISITION OF ALL OF THE ASSETS AND LIABILITIES OF
                   ACM MUNICIPAL SECURITIES INCOME FUND, INC

   This Agreement and Plan of Acquisition and Liquidation (the "Plan") is made as of this [ ] day of [ ], 2006, by and among Alliance National Municipal Income Fund, Inc. (the "Acquiring Fund"), a Maryland corporation, ACM Municipal Securities Income Fund, Inc. (the "Acquired Fund"), a Maryland corporation, and AllianceBernstein L.P. (the "Adviser").

   WHEREAS, the Acquiring Fund and the Acquired Fund are closed-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Exchange Act of 1934, as amended (the "1934 Act") and shares of common stock of each Fund are currently purchased and sold on the New York Stock Exchange (the "NYSE");

   WHEREAS, the Acquiring Fund has issued and outstanding shares of preferred stock that include Series M Preferred Shares, Series W Preferred Shares and Series TH Preferred Shares and the Acquiring Fund has issued and outstanding shares of preferred stock that consist of Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares;

   WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of the Acquired Fund in exchange for shares of common stock of the Acquiring Fund with equal net asset value to the Acquired Fund's common stock and in exchange for shares of preferred stock of the Acquiring Fund with an aggregate liquidation preference and value equal to the outstanding Acquired Fund's preferred stock and the distribution of such shares of the Acquiring Fund to the stockholders of the Acquired Fund (the "Acquisition") and that the Acquired Fund thereafter dissolve;

   WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

   Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

1. Definitions

   In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act                        Securities Act of 1933, as amended.

Acquiring Fund Common Stock     A share of common stock of the Acquiring Fund.
Share

Acquiring Fund Preferred Shares Series M Preferred Shares, Series W Preferred Shares and Series TH Pre-
                                ferred Shares of the Acquiring Fund.

Assets                          All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, claims
                                (whether absolute or contingent, known or unknown, accrued or un-
                                accrued or conditional or unmatured), contract rights and receivables
                                (including dividend and interest receivables) owned by the Acquired
                                Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the
                                Acquired Fund's books.


Closing Date                     Shall be on such date following the date that stockholders of the Ac-
                                 quired Fund approve the Plan, as the parties may agree [provided that the
                                 Closing Date shall not be a date on which a remarketing of the preferred shares of the Acquired Fund would ordinarily occur].

Effective Time                   5:00 p.m. Eastern Time on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements             The audited financial statements of the relevant Fund for its most re-
                                 cently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund                             The Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities                      All liabilities, expenses and obligations of any kind whatsoever of the
                                 Acquired Fund, whether known or unknown, accrued or unaccrued, abso-
                                 lute or contingent or conditional or unmatured, except that expenses of the Acquisition, if any, contemplated hereby to be paid by the Acquired
                                 Fund pursuant to Section 25 of this Plan, which shall not be assumed or paid by the Acquiring Fund and shall not fall within the definition of
                                 Liabilities for purposes of this Plan.

N-14 Registration Statement      The Registration Statement of the Acquiring Fund on Form N-14 under the 1940 Act that will register the Acquiring Fund Common Stock Shares and Acquiring Fund Preferred Shares to be issued in the Acquisition and will include the proxy materials necessary for the stockholders of the
                                 Acquired Fund to approve the Acquisition.

Valuation Time                   The close of regular session trading on the NYSE on the Closing Date, when for purposes of the Plan, the Acquiring Fund determines its net as-
                                 set value per Acquiring Fund Common Stock Share and the Acquired
                                 Fund determines the net value of the Assets.

NAV with respect to common stock A Fund's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and the value of the liquidation preference applicable to a Fund's preferred shares and then dividing the balance by the number of shares of common stock that are outstanding.

2. Regulatory Filings

   The Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3. Stockholder Action

   As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a stockholders meeting to consider and approve the Acquisition and this Plan and such other matters as the Board of Directors may determine. Such approval by the stockholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

4. Transfer of the Acquired Fund's Assets.

   The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

    (a)On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

    (b)Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing
       (a) all the excess of (i) Acquired Fund's investment income excludable from gross income under section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under section 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code section 1222), if any (after reduction for any capital loss carryover), in each case for both the
       taxable year ending on [      ], and the short taxable year beginning on
       [      ], and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

    (c)At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and
       (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

    (d)Dividends on the preferred shares of the Acquired Fund shall accumulate to and include the Closing Date and then cease to accumulate. At or prior to the Closing, the Acquired Fund will declare all accumulated but unpaid dividends on the preferred shares of the Acquired Fund up to and including the Closing Date, such dividends to be paid to holders thereof on the applicable dividend payment date corresponding to a particular series of preferred shares of the Acquired Fund.

    (e)Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

    (f)The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

       (1)The value of the Assets less the Liabilities, both determined as of the Valuation Time, shall be divided by the then NAV of one Acquiring Fund Common Stock Share, and, in exchange for the transfer of the Assets, the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of full Acquiring Fund Common Stock Shares so determined that are allocable to all shares held by or for those stockholders of the Acquired Fund on a stockholder by stockholder basis plus fractional Acquiring Fund Common Stock Shares, rounded to the second decimal place or such other decimal place as the parties may agree to in writing, allocable to those stockholders of the Acquired Fund that at the Effective Time participate in the Acquired Fund's Dividend Reinvestment Plan ("DRIP Stockholders"), regardless of whether the shares of the Acquired Fund with respect to which such fractional Acquiring Fund Common Stock Shares are to be issued and delivered are held by or for the DRIP Stockholders directly or in the Acquired Fund's Dividend Reinvestment Plan. The Acquiring Fund shall at the same time deliver to the Acquired Fund cash in lieu of any fractional Acquiring Fund Common Stock Shares allocable to those stockholders of the Acquired Fund that are not DRIP Stockholders;

       (2)[      ] Series M Preferred Shares, [      ] Series W Preferred
          Shares and [      ] Series TH Preferred Shares shall be issued in
          exchange for [      ] Series B Preferred Shares, Series A Preferred
          Shares, and Series C Preferred Shares of the Acquired Fund, so that a preferred stockholder, respectively, of the Acquired Fund shall receive such Acquiring Fund Preferred Shares that have an aggregate liquidation preference and value equal to the preferred shares previously held by the stockholder of the Acquired Fund. The liquidation preference of the preferred shares of the Acquired Fund
          and the Acquiring Fund Preferred Shares is $       per share.

       (3)The NAV of the Acquiring Fund Common Stock Shares to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with the Acquiring Fund's then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Fund shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund; and

       (4)The portfolio securities of the Acquired Fund shall be made available
          by the Acquired Fund to       , as custodian for the Acquiring Fund
          (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable
          to the order of       , the Custodian, or shall be wired to an
          account pursuant to instructions provided by the Acquiring Fund.

    (g)Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

5. Liquidation and Dissolution of the Acquired Fund, Registration of Acquiring Fund Common Stock Shares and Acquiring Fund Preferred Shares and Access to Records.

   The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

    (a)At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall (i) liquidate by transferring pro rata to its common stock holders of record, the Acquiring Fund Common Stock Shares and cash it receives pursuant to Section 4(f)(1) of this Plan and by transferring to its preferred stock holders of record, the Acquiring Fund Preferred Shares it receives pursuant to Section 4(f)(2) of this Plan and
       (ii) dissolve. The Acquiring Fund shall record on its books the ownership by the Acquired Fund's stockholders of the Acquiring Fund Common Stock Shares and Acquiring Fund Preferred Shares so transferred to such stockholders, and the Acquired Fund shall simultaneously cancel on its books all of the issued and outstanding shares of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Common Stock Shares to replace certificates representing Acquired Fund shares unless the Acquired Fund share certificates are first surrendered to the Acquiring Fund.

       Following distribution by the Acquired Fund to its stockholders of all the Acquiring Fund Common Stock Shares and Acquiring Fund Preferred Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to dissolve as soon as is reasonably possible after the Effective Time, including filing of Articles of Dissolution with SDAT.

    (b)At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

6. Certain Representations and Warranties of the Acquired Fund.

   The Acquired Fund represents and warrants to the Acquiring Fund as follows:

    (a)The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as a closed-end management investment company under the 1940 Act and is duly registered with the SEC under the 1934 Act, and such registrations will be in full force and effect as of the Effective Time.

    (b)The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

    (c)The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate the Acquired Fund's Charter (the "Acquired Fund Charter"), its Bylaws (the "Acquired Fund Bylaws") or any material agreement to which the Acquired Fund is subject. Except for the approval of its stockholders, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

    (d)The Acquired Fund has qualified as a regulated investment company under
       Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

    (e)The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholders meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f)The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

    (g)The authorized capital of the Acquired Fund consists of [      ] shares
       of common stock with a par value of [      ] per share and [      ]
       shares of Series A Preferred Shares, [      ] shares of Series B
       Preferred Shares, and [      ] shares of Series C Preferred Shares, with
       a par value of [      ]. All issued and outstanding preferred shares of
       the Acquired Fund are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws

    (h)The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) and Section 4(d) hereof.

    (i)At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

    (j)The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

    (k)To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

    (l)To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

    (m)Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments, which if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

    (n)The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquiring Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (o)For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of section 851 through 855 of the Code apply to the Acquired Fund for the remainder of
       its current taxable year beginning [      ], and will continue to apply
       through the Closing Date.

    (p)Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

    (q)The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund.

    (r)The Acquiring Fund Common Stock Shares to be issued to the Acquired Fund pursuant to paragraph 4(f)(1) and the Acquiring Fund Preferred Shares to be issued to the Acquired Fund pursuant to paragraph 4(f)(2) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in paragraph 4(f)(1) and paragraph 4(f)(2).

    (s)The Acquired Fund, or its agents, (i) holds a valid Form W-8Ben, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such stockholder as provided by Section 3406 of the Code and the regulations thereunder.

7. Certain Representations and Warranties of Acquiring Fund.

   The Acquiring Fund represents and warrants to the Acquired Fund as follows:

    (a)The Acquiring Fund is a corporation duly incorporated, existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act and is duly registered with the SEC under the 1934 Act, and such registrations will be in full force and effect as of the Effective Time.

    (b)The Acquiring Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

    (c)The Acquiring Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

    (d)The Board of Directors of the Acquiring Fund has duly authorized execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Acquiring Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not violate the Charter of the Acquiring Fund (the "Acquiring Fund Charter"), its Bylaws (the "Acquiring Fund Bylaws") or any material agreement to which the Acquiring Fund is subject. Except for the approval of its Board, the Acquiring Fund does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

    (e)The Acquiring Fund has qualified as a regulated investment company under
       Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

    (f)The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquiring Fund shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    (g)The Acquiring Fund has duly authorized and validly issued all issued and outstanding Acquiring Fund Common Stock Shares, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. The Acquiring Fund has duly authorized the Acquiring Fund Common Stock Shares referred to in Section 4(f) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Acquiring Fund Common Stock Shares shall be validly issued, fully paid and non-assessable, and no stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Common Stock Shares, nor are there any securities convertible into Acquiring Fund Common Stock Shares.

    (h)The authorized capital of the Acquired Fund consists of [      ] shares
       of common stock with a par value of [      ] per share includes [      ]
       shares of Series M Preferred Shares, [      ] shares of Series W
       Preferred Shares, and [      ] shares of Series TH Preferred Shares,
       with a par value of [      ]. All issued and outstanding preferred
       shares of the Acquiring Fund are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. The Acquiring Fund has duly authorized the Acquiring Fund Preferred Shares referred to in Section 4(f) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Acquiring Fund Preferred Shares shall be validly issued, fully paid and non-assessable, and no stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share.

    (i)To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

    (j)Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (k)The Acquiring Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquiring Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquiring Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (l)For federal income tax purposes, the Acquiring Fund qualifies as a "regulated investment company," and the provisions of section 851 through 855 of the Code apply to the Acquiring Fund for the remainder of
       its current taxable year beginning [      ], and will continue to apply
       through the Closing Date.

    (m)The Financial Statements of the Acquiring Fund, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of the Acquiring Fund's most recent fiscal year-end and the results of the Acquiring Fund's operations and changes in the Acquiring Fund's net assets for the period indicated.

    (n)Since the date of the Financial Statements of the Acquiring Fund, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

    (o)The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

    (p)The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

8. Conditions to the Obligations of the Acquiring Fund and the Acquired Fund.

   The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)The stockholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Acquired Fund Charter or the Acquired Fund Bylaws and applicable law. If stockholders of the Acquired Fund fail to approve the Acquisition as required, that failure shall release the Funds of their obligations under this Plan. The stockholders of the Acquiring Fund shall have approved the issuance of additional Acquiring Fund Common Stock Shares to be used in connection with the Acquisition as required by the NYSE and in the manner required by the Acquiring Fund Charter or the Acquiring Fund Bylaws.

    (b)Prior to the transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund, the Acquiring Fund will file Articles of Amendment and/or Articles Supplementary to the Acquiring Fund Charter to create additional shares of Preferred Shares Series M, Preferred Shares Series W, and Preferred Shares Series TH with the SDAT.

    (b)The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

    (c)The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

    (d)There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund or the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

    (e)The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

       (1)the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

       (2)a stockholder of the Acquired Fund will recognize no gain or loss on the exchange of the stockholder's shares of the Acquired Fund for Acquiring Fund Common Stock Shares and Acquiring Fund Preferred Shares, except with respect to cash received in lieu of a fractional share of the Acquiring Fund in connection with the Acquisition;

       (3)neither the Acquired Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Fund in exchange for Acquiring Fund Common Stock Shares (plus cash in lieu of fractional shares) and Acquiring Fund Preferred Shares and the assumption by Acquiring Fund of the Liabilities pursuant to this Plan or upon the distribution of Acquiring Fund Common Stock Shares and cash and Acquiring Fund Preferred Shares to stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund;

       (4)the holding period and tax basis of the Assets acquired by the Acquiring Fund will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

       (5)the aggregate tax basis of the Acquiring Fund Common Stock Shares and Acquiring Fund Preferred Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (6)the holding period of the Acquiring Fund Common Stock Shares and Acquiring Fund Preferred Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date;

       (7)The Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, under section 381 of the Code, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under section 383 of the Code; and

       (8)any gain or loss realized by a stockholder of the Acquired Fund upon the sale of a fractional share of the Acquiring Fund to which the stockholder is entitled will be recognized to the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the Acquired Fund shares surrendered constitute capital assets in the hands of the stockholder, will be a capital gain or loss.

       The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

       Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

    (f)The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund Common Stock Shares and Acquiring Fund Preferred Shares, and the SEC shall not have instituted and to the knowledge of the Acquiring Fund is not contemplating instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

    (g)No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

    (h)The SEC shall not have issued any unfavorable advisory report under
       Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

    (i)Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 13 of this Plan.

    (j)The NYSE shall have approved, upon official notice of issuance, the listing of the Acquiring Fund Common Stock Shares to be issued and delivered to the Acquired Fund pursuant hereto.

9. Conditions to the Obligations of the Acquired Fund.

   The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

       (1)The Acquiring Fund is a corporation duly incorporated, existing and in good standing under the laws of the State of Maryland and is a closed-end, management investment company registered under the 1940 Act and duly registered under the 1934 Act;

       (2)This Plan has been duly authorized, executed and, so far is known to such counsel, delivered by the Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

       (3)The Acquiring Fund Common Stock Shares and Acquiring Fund Preferred Shares to be delivered as provided for by this Plan are duly authorized and, when issued in accordance with this Plan and the resolutions of the Board of Directors authorizing the issuance thereof, will be validly issued, fully paid and non-assessable;

       (4)The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Acquiring Fund Charter or the Acquiring Fund Bylaws or any agreement of the Acquiring Fund known to such counsel, after reasonable inquiry; and

       (5)To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquiring Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

       In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquiring Fund as to factual matters.

    (b)The Acquired Fund shall have received a letter from the Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

10.Conditions to the Obligations of the Acquiring Fund.

   The obligations of the Acquiring Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)The Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

       (1)The Acquired Fund is a corporation duly incorporated, existing and in good standing under the laws of the State of Maryland and is a closed-end management investment company registered under the 1940 act and duly registered under the 1934 Act;

       (2)This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

       (3)The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Acquired Fund Charter or the Acquired Fund Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry; and

       (4)To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

       In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

    (b)The Acquiring Fund shall have received a letter from the Adviser agreeing to indemnify the Acquiring Fund in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to the Acquiring Fund.

    (c)The Acquiring Fund shall have obtained written confirmation from both Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's (S&P"), that (i) consummation of the transactions contemplated by this Plan will not impair the ratings assigned by such rating agencies to the existing Class M Series Preferred Shares, Class W Series Preferred Shares and Class TH Series Preferred Shares, (ii) the Acquiring Fund Preferred Shares to be issued in connection with this Plan will be rated
       [      ] by Moody's and [      ] by S&P.

11.Closing

    (a)The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time place as the parties may agree.

    (b)In the event that at the Valuation Time (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

    (c)The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Fund Common Stock Shares and the Acquiring Fund Preferred Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of the Acquiring Fund. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

    (d)At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

12.Survival of Representations and Warranties.

   No representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

13.Termination of Plan.

   A majority of either Fund's Board of Directors may terminate this Plan with respect to that Fund at any time before the applicable Effective Time if:
(i) the Fund's conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its stockholders and gives notice of such termination to the other party.

14.Governing Law.

   This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

15.Brokerage Fees.

   Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

16.Amendments.

   The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time before or after the stockholders of the Acquired Fund approve the Acquisition. However, after stockholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of the other party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

17.Waivers.

   At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

18.Indemnification of Directors.

   The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund Charter and Acquired Fund Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

19.Other Matters.

   Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Acquisition is, to the Acquiring Fund's knowledge, an affiliate of a party to the Acquisition pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

       THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO ACQUIRING FUND (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

20.Cooperation and Further Assurances.

   Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

21.Updating of N-14 Registration Statement.

   If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to stockholders appropriate disclosure with respect to the item.

22.Limitation on Liabilities.

   The obligations of the Acquired Fund and the Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Acquired Fund or the Acquiring Fund personally, but shall bind only the Acquired Fund or Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or the Acquiring Fund, as appropriate.

23.Termination of the Acquired Fund.

   If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act, the 1933 Act, and the 1934 Act and will liquidate and dissolve.

24.Notices.

   Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

   For the Acquired Fund:

             [Acquired Fund]

             1345 Avenue of the Americas
             New York, New York 10105

             Attention: Secretary

   For the Acquiring Fund:

             [Acquiring Fund]

             1345 Avenue of the Americas
             New York, New York 10105

             Attention: Secretary

25.Expenses.

   The estimated Acquisition expenses of approximately $372,000 shall be paid by the Funds, such that the Acquiring Fund will bear $138,000 and the Acquired Fund will bear $234,000 of the cost.

26.General.

   This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

   In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

[Acquired Fund]

Attest:


-------------------------------------      By: -------------------------------------

Name:
       --------------------------------        Name:  --------------------------------

Title:
       --------------------------------        Title: --------------------------------

[Acquiring Fund]

Attest:


-------------------------------------      By: -------------------------------------

Name:
       --------------------------------        Name:  --------------------------------

Title:
       --------------------------------        Title: --------------------------------

AllianceBernstein L.P.

By: AllianceBernstein Corporation, its General Partner


By: ---------------------------------


    Name:           -------------------------


    Title:          -------------------------

                                  APPENDIX E

                     EXISTING AND PRO FORMA CAPITALIZATION

   The following tables set forth (i) the capitalization of the Funds and
(ii) the pro forma capitalization of Alliance National Municipal as adjusted giving effect to the proposed acquisition of assets at net asset value as of April 30, 2006:

                           ACM       Alliance                 Alliance National
                        Municipal    National                     Municipal
                        Securities   Municipal   Adjustments     (Pro Forma)
                       ------------ ------------ -----------  -----------------
 Total Net Assets      $123,343,623 $313,271,954 $  (405,989)   $436,209,588
 Shares Outstanding
    Common Stock         11,145,261   20,491,401  (3,076,063)     28,560,599
        Series A              1,200          N/A      (1,200)              0
        Series B              1,200          N/A      (1,200)              0
        Series C              1,200          N/A      (1,200)              0
        Series M                N/A        1,950       1,200           3,150
        Series T                N/A        1,950         N/A           1,950
        Series W                N/A        1,950       1,200           3,150
        Series TH               N/A        1,950       1,200           3,150
 NAV Per Share
 Applicable to Common
 Stockholders          $      11.07 $      15.29          --    $      15.27

                                  APPENDIX F

                     TRADING HISTORY AND SHARE PRICE DATA

   Shares of each Fund are traded on the NYSE under the following symbols:
Alliance National Municipal -"AFB" and ACM Municipal Securities - "AMU". Shares of closed-end management companies frequently trade at discounts from their NAVs, and the Funds' shares have also traded at a discount in recent times. Alliance National Municipal has traded at a premium from 02/15/2006 to 10/24/2006. Alliance National Municipal has since traded at a discount ranging from (3.71)% to (0.19)%. From 05/17/2000 to 11/23/2004, ACM Municipal
Securities traded at a premium. ACM Municipal Securities has since traded at a discount ranging from (10.27)% to (0.53)%. The following tables set forth for each Fund's fiscal quarter within the two most recent fiscal years and each Fund's fiscal quarter since the beginning of the current fiscal year: (a) the per share high and low sales prices as reported by the NYSE; (b) the NAV per share, based on the Fund's computation as of 4:00 p.m. on the last NYSE business day for the week corresponding to the dates on which the respective high and low prices were recorded; and (c) the discount or premium to NAV represented by the high and low sales prices shown. The range of NAVs and of premiums and discounts for the shares during the periods shown may be broader than is shown in this table. On November 17, 2006, the closing price per share was $15.28, and $10.63, the NAV per share was $15.58 and $11.43, and the discount to NAV was (1.93)% for Alliance National Municipal and (7.00)% for ACM Municipal Securities, respectively.

                                  FYE: 10/31

             Alliance                                   (Discount) or
             National                  Corresponding      Premium to
             Municipal    Sales Price  Net Asset Value Net Asset Value
             ---------   ------------- --------------- --------------
           Quarter Ended  High   Low    High    Low     High     Low
           ------------- ------ ------ ------  ------  -----   ------
             01/31/04    $14.60 $13.51 $15.60  $14.92  (6.41)%  (9.45)%
             04/30/04    $14.86 $13.34 $16.04  $14.91  (7.36)% (10.53)%
             07/31/04    $13.56 $12.62 $14.95  $14.61  (9.30)% (13.62)%
             10/31/04    $14.24 $13.56 $15.46  $14.95  (7.89)%  (9.30)%
             01/31/05    $14.37 $13.67 $15.74  $15.10  (8.70)%  (9.47)%
             04/30/05    $14.58 $14.01 $15.79  $15.33  (7.66)%  (8.61)%
             07/31/05    $15.17 $14.30 $15.68  $15.51  (3.25)%  (7.80)%
             10/31/05    $15.69 $14.66 $15.67  $15.41   0.13%   (4.87)%
             01/31/06    $15.94 $14.63 $15.59  $15.23   2.25%   (3.94)%
             04/30/06    $16.17 $15.41 $15.47  $15.49   4.52%   (0.52)%
             07/31/06    $16.06 $15.12 $15.38  $15.14   4.42%   (0.13)%
             10/31/06    $17.02 $15.09 $15.54  $15.58   9.52%   (3.15)%

                ACM                                     (Discount) or
             Municipal                 Corresponding      Premium to
            Securities    Sales Price  Net Asset Value Net Asset Value
            ----------   ------------- --------------- --------------
           Quarter Ended  High   Low    High    Low     High     Low
           ------------- ------ ------ ------  ------  -----   ------
             01/31/04    $12.45 $11.47 $11.46  $10.98   8.64%    4.46%
             04/30/04    $12.70 $11.39 $11.42  $11.02  11.21%    3.36%
             07/31/04    $11.64 $10.60 $10.98  $10.69   6.01%   (0.84)%
             10/31/04    $12.47 $11.64 $11.26  $10.98  10.75%    6.01%
             01/31/05    $12.10 $10.34 $11.21  $11.33   7.94%   (8.74)%
             04/30/05    $10.96 $10.05 $11.69  $11.20  (6.24)% (10.27)%
             07/31/05    $11.07 $10.21 $11.45  $11.35  (3.32)% (10.04)%
             10/31/05    $11.35 $10.18 $11.41  $11.25  (0.53)%  (9.51)%
             01/31/06    $10.83 $10.06 $11.30  $11.21  (4.16)% (10.26)%
             04/30/06    $11.10 $10.29 $11.26  $11.07  (1.42)%  (7.05)%
             07/31/06    $10.79 $ 9.97 $11.00  $10.92  (1.91)%  (8.70)%
             10/31/06    $10.96 $10.32 $11.37  $11.14  (3.61)%  (7.36)%

                                  APPENDIX G

                               LEGAL PROCEEDINGS

   The staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

   Excluding the occurrences of tender offers or stock repurchases, the shares of a Fund are not redeemable by a Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its stockholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

   Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name one or more of the Funds as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of a Fund.

   On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund stockholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and
       (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

  (iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

   The shares of a Fund are not redeemable by a Fund, but are traded on an exchange at prices established by the market. Accordingly, a Fund and its stockholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Funds are closed-end funds, they will not have their advisory fee reduced pursuant to the terms of the agreements mentioned above.

   On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

   On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual fund MDL.

   On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

   On June 22, 2004, a purported class action complaint entitled Aucoin, et al.
v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Funds were not named as defendants in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged stockholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

   Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of stockholders of the Funds.

   On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

   On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b).

   On August 7, 2006, the Mutual Fund MDL signed an Order staying the actions (including discovery) against the Alliance defendants pending settlement.

   The Adviser believes that these matters are not likely to have a material adverse effect on the Funds or the Adviser's ability to perform advisory services relating to the Funds.

                                  APPENDIX H

                          SHARE OWNERSHIP INFORMATION

Outstanding Shares

   As of December 15, 2006 each Fund had the following number of shares outstanding.

                 Fund                        Amount Outstanding
                 ----                        ------------------
                 Alliance National Municipal
                 Common Stock                    20,514,801
                 Preferred Series M                   1,950
                 Preferred Series Series T            1,950
                 Preferred Series Series W            1,950
                 Preferred Series Series TH           1,950

                 ACM Municipal Securities
                 Common Stock                    11,145,261
                 Preferred Series Series A            1,200
                 Preferred Series Series B            1,200
                 Preferred Series Series C            1,200

Share Ownership

   As of December 15, 2006, the directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund and, to the knowledge of each Fund, the following persons owned either of record or beneficially, 5% or more of the outstanding shares of the Fund.

                                                                                 Percentage of
                                Name and Address of      Number of Outstanding Outstanding Shares
Fund                                Stockholder              Shares Owned            Owned
----                        ---------------------------- --------------------- ------------------
ACM Municipal Securities                N/A                       N/A                 N/A

Alliance National Municipal First Trust Portfolios L.P./       1,222,189              6.0%
                            First Trust Advisors L.P./
                            The Charger Corporation
                            1001 Warrenville Road
                            Lisle, Illinois 60532

   The following table shows the percentage of Alliance National Municipal's shares on a pro forma basis after the Acquisition to be owned by the above listed stockholders, if the Acquisition had been consummated as of December 15, 2006.

                                       Percentage of Outstanding Shares
                                       of Alliance National Municipal on
       Name and Address of Stockholder         a pro forma basis
       ------------------------------- ---------------------------------
        First Trust Portfolios L.P./                 4.3%...............
        First Trust Advisors L.P./
        The Charger Corporation
        1001 Warrenville Road
        Lisle, Illinois 60532

                                  APPENDIX I

                          FINANCIAL HIGHLIGHTS TABLE

   The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years (or since inception of the Fund). Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information (as noted below) has been audited by Ernst & Young LLP, the independent registered public accounting firm for a Fund, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                    Alliance National Municipal Income Fund

                                                                          Year Ended October 31
                                                           ------------------------------------------------
                                          Six Months Ended
                                           April 30, 2006                                   January 28, 2002(b)
                                            (unaudited)       2005     2004(a)      2003    to October 31, 2002
                                          ---------------- --------   --------   --------   -------------------
Net asset value, beginning of period          $  15.37     $  15.49   $  15.02   $  14.81        $  14.33
                                              --------     --------   --------   --------        --------
Income From Investment Operations
Net investment income(c)(d)                        .56         1.13       1.16       1.19             .74
Net realized and unrealized gain (loss)
  on investment transactions                       .01         (.05)       .42        .03             .60
Dividends to preferred shareholders
  from net investment income
  (common stock equivalent basis)                 (.15)        (.20)      (.12)      (.13)           (.08)
                                              --------     --------   --------   --------        --------
Net increase in net asset value from
  operations                                       .42          .88       1.46       1.09            1.26
                                              --------     --------   --------   --------        --------
Less: Dividends to common
  shareholders from
Net investment income                             (.50)       (1.00)      (.99)      (.87)           (.64)
Common stock offering costs                        -0-          -0-        -0-        -0-            (.03)
Preferred stock offering costs and sales
  load                                             -0-          -0-        -0-       (.01)           (.11)
                                              --------     --------   --------   --------        --------
Net asset value, end of period                $  15.29     $  15.37   $  15.49   $  15.02        $  14.81
                                              --------     --------   --------   --------        --------
Market value, end of period                   $  16.00     $  14.78   $  14.18   $  13.71        $  13.48
                                              ========     ========   ========   ========        ========
Premium/(Discount)                                4.64%       (3.84)%    (8.46)%    (8.72)%         (8.98)%
Total Return
Total investment return based on:(e)
   Market value                                  11.80%       11.57%     11.01%      8.36%          (5.92)%
   Net asset value                                2.74%        6.21%     10.69%      8.05%           8.14%

Ratios/Supplemental Data
Net assets applicable to common
  shareholders, end of period (000's
  omitted)                                    $313,272     $314,716   $317,099   $307,560        $303,258
Preferred Stock, at redemption value
  ($25,000 per share liquidation
  preference) (000's omitted)                 $195,000     $195,000   $195,000   $195,000        $195,000

Ratio to average net assets applicable to
  common shareholders of:
Expenses, net of fee waivers(f)                    .98%(g)      .97%       .97%       .95%            .95%(g)
Expenses, before fee waivers(f)                   1.38%(g)     1.37%      1.38%      1.36%           1.33%(g)
Net investment income before preferred
  stock dividends(d)(f)                           7.35%(g)     7.29%      7.63%      7.88%           6.73%(g)
Preferred stock dividends                         1.91%(g)     1.28%       .80%       .89%            .76%(g)
Net investment income, net preferred
  stock dividends(d)                              5.44%(g)     6.01%      6.84%      6.99%           5.97%(g)
Portfolio turnover rate                              5%          18%        14%        11%             13%
Asset coverage ratio                               261%         261%       263%       258%            255%

--------
(a)As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was .00%.

(b)Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.
(c)Based on average shares outstanding.
(d)Net of fees waived by the Adviser.
(e)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.
(f)These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.
(g)Annualized.

                     ACM Municipal Securities Income Fund

                                                                     Year Ended October 31
                                                      --------------------------------------------------
                                       Six Months
                                          Ended
                                        April 30,
                                          2006
                                       (unaudited)       2005     2004(a)    2003       2002      2001
                                     -----------      --------   --------  --------  --------   --------
Net asset value, beginning of period  $  11.17        $  11.38   $  11.05  $  10.85  $  12.10   $  11.71
Income From Investment Operations
Net investment income                      .41             .84        .88       .97      1.08       1.15
Net realized and unrealized gain
  (loss) on investment transactions       (.07)           (.17)       .41       .12     (1.32)       .45
Dividends to preferred shareholders
  from net investment income
  (common stock equivalent basis)         (.12)           (.17)      (.09)     (.09)     (.14)      (.27)
                                      --------        --------   --------  --------  --------   --------
Net increase (decrease) in net asset
  value from operations                    .22             .50       1.20      1.00      (.38)      1.33
                                      --------        --------   --------  --------  --------   --------
Less: Dividends and Distributions to
  Common Shareholders
Dividends from net investment
  income                                  (.32)           (.71)      (.87)     (.80)     (.87)      (.88)
Distributions in excess of net
  investment income                        -0-             -0-        -0-       -0-       -0-       (.06)
Total dividends and distributions to
  common shareholders                     (.32)           (.71)      (.87)     (.80)     (.87)      (.94)
                                      --------        --------   --------  --------  --------   --------
Net asset value, end of period        $  11.07        $  11.17   $  11.38  $  11.05  $  10.85   $  12.10
                                      --------        --------   --------  --------  --------   --------
Market price, end of period           $  10.71        $  10.41   $  12.09  $  11.62  $  11.50   $  12.70
                                      ========        ========   ========  ========  ========   ========
Premium/(Discount)                       (3.25%)         (6.80)%     6.24%     5.16%     5.99%      4.96%
Total Investment Return
Total investment return based on:(b)
   Market price                           5.98%          (8.09)%    12.34%     8.53%    (2.44)%     9.14%
   Net asset value                        2.09%           4.77%     11.20%     9.39%    (3.35)%    11.59%

Ratios/Supplemental Data
Net assets, applicable to common
  shareholders, end of period (000's
  omitted)                            $123,344        $124,514   $126,739  $122,322  $119,323   $132,201
Preferred stock, at redemption value
  ($25,000 per share liquidation
  preference) (000's omitted)         $ 90,000        $ 90,000   $ 90,000  $ 90,000  $ 90,000   $ 90,000

Ratios to average net assets
  applicable to common
  shareholders of:
   Expenses(c)                            1.43%(d)(e)     1.49%      1.65%     1.71%     1.65%      1.53%
   Net investment income, before
     preferred stock dividends(c)         7.36%(d)(e)     7.39%      7.87%     8.78%     9.32%      9.60%
   Preferred stock dividends              2.15%(e)        1.50%       .79%      .84%     1.19%      2.26%
   Net investment income, net of
     preferred stock dividends            5.20%(d)(e)     5.89%      7.08%     7.94%     8.13%      7.34%
Portfolio turnover rate                     13%             13%        36%       32%       24%        82%
Asset coverage ratio                       237%            238%       241%      236%      233%       247%

--------
(a)As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was less than .01%.
(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment returns for periods of less than one full year are not annualized.
(c)These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.
(d)Net of fee waiver. If the Administrator had not waived expenses, the ratios to average net assets applicable to common shareholders for expenses, net investment income before preferred stock dividends and net investment income net of preferred stock dividends would have been 1.61%, 7.19% and 5.03%, respectively, for the six months ended April 30, 2006.
(e)Annualized.

                                  APPENDIX J

                             PORTFOLIO COMPOSITION

   The following sets forth certain information with respect to the composition of a Fund's investment portfolio as of April 30, 2006.

                          Alliance National Municipal

                       Moody's/S&P Credit Rating* Percent
                       -------------------------- -------
                                  AAA              64.6%
                                  AA               12.5%
                                  A                 9.6%
                                  BBB               8.5%
                                  BB                4.6%
                                  B                 0.2%

                           ACM Municipal Securities

                       Moody's/S&P Credit Rating* Percent
                       -------------------------- -------
                                  AAA              58.6%
                                  AA               18.7%
                                  A                11.6%
                                  BBB               9.1
                                  BB                2.0%

--------
* All data are as of April 30, 2006. A Fund's quality rating distribution is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

ACM Municipal Securities Income Fund, Inc.


Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas.                            [X]
--------------------------------------------------------------------------------
Special Meeting Proxy Card                                          COMMON STOCK
--------------------------------------------------------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

A.   Proposals - The Board of Directors recommends a vote FOR Proposal 1.

                                               For       Against     Abstain
1.   Acquisition  by  Alliance  National       [_]         [_]          [_]
     Municipal  Income Fund, Inc. of all
     of the assets and the assumption of
     all of the  liabilities of the Fund
     in exchange  for shares of Alliance
     National   Municipal  Income  Fund,
     Inc.'s  common stock and  preferred
     stock,    to   the    holders   of,
     respectively,   the  Fund's  common
     stock and preferred stock.

2.   To vote and otherwise represent the
     undersigned  on  any  other  matter
     that may  properly  come before the
     meeting,    any   postponement   or
     adjournment thereof,  including any
     matter incidental to the conduct of
     the Meeting,  in the  discretion of
     the Proxy holder(s).

B.   Non-Voting Items

Change of Address - Please print new address below      Meeting Attendance  [_]
                                                        Mark box to the
                                                        right if you plan
---------------------------------------------------     to attend the
                                                        Annual Meeting.

C. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

     Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give the full title.

                                   Signature 1 -               Signature 2 -
   Date (mm/dd/yyyy) -         Please keep signature       Please keep signature
Please print date below.         within the box.             within the box.
-------------------------   -------------------------   ------------------------
|     /        /        |   |                        |  |                      |
-------------------------   -------------------------   ------------------------

--------------------------------------------------------------------------------
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.


ACM Municipal Securiites Income Fund, Inc.

--------------------------------------------------------------------------------
Proxy - ACM Municipal Securities Income Fund, Inc. (the "Fund")     COMMON STOCK
--------------------------------------------------------------------------------


PROXY IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS TO
BE HELD FEBRUARY 22, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF (THE "FUND")

The undersigned hereby appoints Christina Morse and Carol Rappa, or either of them, as proxies for the undersigned, each with the full power of substitution, to attend the Special Meeting of Stockholders (the "Meeting") of the Fund to be held at 11:00 a.m., Eastern Time, on Thursday, February 22, 2007 at the offices of the Fund at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Prospectus/Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said shares as indicated on the reverse side of this proxy card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

ACM Municipal Securities Income Fund, Inc.


Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas.                            [X]
--------------------------------------------------------------------------------
Special Meeting Proxy Card                                       PREFERRED STOCK
--------------------------------------------------------------------------------

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

A.   Proposals - The Board of Directors recommends a vote FOR Proposal 1.

                                               For       Against     Abstain
1.   Acquisition  by  Alliance  National       [_]         [_]          [_]
     Municipal  Income Fund, Inc. of all
     of the assets and the assumption of
     all of the  liabilities of the Fund
     in exchange  for shares of Alliance
     National   Municipal  Income  Fund,
     Inc.'s  common stock and  preferred
     stock,    to   the    holders   of,
     respectively,   the  Fund's  common
     stock and preferred stock.

2.   To vote and otherwise represent the
     undersigned  on  any  other  matter
     that may  properly  come before the
     meeting,    any   postponement   or
     adjournment thereof,  including any
     matter incidental to the conduct of
     the Meeting,  in the  discretion of
     the Proxy holder(s).

B.   Non-Voting Items

Change of Address - Please print new address below      Meeting Attendance  [_]
                                                        Mark box to the
                                                        right if you plan
---------------------------------------------------     to attend the
                                                        Annual Meeting.

C. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

     Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give the full title.

                                   Signature 1 -               Signature 2 -
   Date (mm/dd/yyyy) -         Please keep signature       Please keep signature
Please print date below.         within the box.             within the box.
-------------------------   -------------------------   ------------------------
|     /        /        |   |                        |  |                      |
-------------------------   -------------------------   ------------------------

--------------------------------------------------------------------------------
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

ACM Municipal Securiites Income Fund, Inc.

--------------------------------------------------------------------------------
Proxy - ACM Municipal Securities Income Fund, Inc. (the "Fund")  PREFERRED STOCK
--------------------------------------------------------------------------------


PROXY IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS TO
BE HELD FEBRUARY 22, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF (THE "FUND")

The undersigned hereby appoints Christina Morse and Carol Rappa, or either of them, as proxies for the undersigned, each with the full power of substitution, to attend the Special Meeting of Stockholders (the "Meeting") of the Fund, to be held at 11:00 a.m., Eastern Time, on Thursday, February 22, 2007 at the offices of the Fund at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Prospectus/Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said shares as indicated on the reverse side of this proxy card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                  ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.

                           1345 Avenue of the Americas
                               New York, New York
                                  800-221-5672

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                 January 8, 2007

     This Statement of Additional Information relates specifically to the proposed Acquisition (as defined in the Prospectus/Proxy Statement) in which Alliance National Municipal Income Fund, Inc. ("Alliance National Municipal") would acquire all of the assets and assume all of the liabilities of ACM Municipal Securities Income Fund, Inc., ("ACM Municipal Securities") in exchange for shares of common stock and preferred stock of Alliance National Municipal and cash in lieu of fractional shares for common stockholders who participate in the ACM Municipal Securities' Dividend Reinvestment and Cash Purchase Plan (Alliance National Municipal and ACM Municipal Securities are each a "Fund" and collectively, the "Funds".)

     AllianceBernstein, L.P. (the "Adviser") serves as investment adviser to the Funds. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement for the Funds dated January 8, 2007. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of Alliance National Municipal, and investors should obtain and read the Prospectus/Proxy Statement prior to purchasing shares. A copy of the Prospectus/Proxy Statement may be obtained without charge, by calling 1-800-221-5672. This Statement of Additional Information incorporates by reference the entire Prospectus/Proxy Statement.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

Investment Objectives and Policies
Investment Restrictions
Risk Factors
Management of the Funds
Valuation of Portfolio Securities
Dividend Reinvestment and Cash Purchase Plan
Description of Common and Preferred Stock
Portfolio Transactions
Distributions
Taxation
Legal Matters
Experts
Financial Statements
Appendix A                                                                   A-1

     The following supplements the information contained in the Prospectus/Proxy Statement concerning the Funds. Alliance National Municipal and ACM Municipal Securities are each diversified closed-end investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                       INVESTMENT OBJECTIVES AND POLICIES

     GENERAL. The investment objective of both Alliance National Municipal and ACM Municipal Securities is to seek to provide high current income exempt from regular federal income tax. In seeking to achieve its investment objective, Alliance National Municipal invests, under normal market conditions, at least 80%, and normally substantially all, of its net assets in municipal bonds (as defined below) paying interest that is exempt from regular federal income tax. ACM Municipal Securities invests, under normal market conditions, at least 80% of its total assets in municipal securities. Alliance National Municipal will normally invest at least 75% of its net assets and ACM Municipal Securities will invest substantially all of its assets in investment-grade municipal bonds (and, in the case of Alliance National Municipal, also unrated municipal bonds considered to be of comparable quality by the Adviser). ACM Municipal Securities may invest up to 20% of its total assets in unrated municipal securities that are determined to be of equivalent credit quality by the Adviser. Alliance National Municipal may invest up to 25% of its net assets in municipal bonds rated below investment grade and unrated municipal bonds considered to be of comparable quality by the Adviser. The Funds may also invest in municipal notes (as defined below) and may buy and sell futures contracts on municipal securities or U.S. Government Securities (as defined below). The Funds are designed primarily for long term investment and investors should not consider any Fund to be a short-term trading vehicle. As with all investment companies, there can be no assurance that a Fund's objective will be achieved.

     Alliance National Municipal has adopted a fundamental policy that it will invest at least 80% of its net assets in municipal bonds. ACM Municipal Securities has a fundamental policy that it will invest at least 80% of its total assets in municipal securities. Each Fund's investment objective and fundamental policy (and its investment restrictions set forth below under "Investment Restrictions") may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities," (whether voting together as a single series or voting as a separate series) which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. Each Fund's other investment policies described below, except as set forth under "Investment Restrictions," are not fundamental and may be changed by the Fund without stockholder approval, but the Fund will not change its investment policies without contemporaneous notice to its stockholders.

     MUNICIPAL BONDS. Municipal bonds are typically classified as either general obligation or revenue (or special tax) bonds and are typically issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Funds also may purchase municipal bonds that represent lease obligations. (However, ACM Municipal Securities will not invest more than 5% of its assets in municipal lease obligations that contain non-appropriation clauses.) These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, a Fund will only purchase municipal bonds representing lease obligations when the Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

     The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

     Alliance National Municipal will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions. ACM Municipal Securities expects that the dollar-weighted average maturity of its investments will be approximately 15-20 years.

     MUNICIPAL SECURITIES. Municipal Securities are issued to obtain funds for various public purposes, including the construction and maintenance of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be considered to be Municipal Securities if the interest paid thereon qualifies as exempt from regular federal income tax. Both Funds intend to invest primarily in municipal bonds that pay interest that is not subject to the alternative minimum tax ("AMT"), but may invest without limit in municipal bonds that pay interest that is subject to the AMT.

     Municipal Securities have two principal classifications: "general obligation" bonds and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax or other unrestricted revenues of the issuer. Private activity, industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, variations in the security of Municipal Securities, both within a particular classification and between classifications, depending on numerous factors.

     Also included within the general category of Municipal Securities are certain lease obligations or installment purchase contract obligations and participations therein (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although Municipal Lease Obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Interest on Municipal Lease Obligations is tax-exempt to the same extent as if the municipality had issued debt obligations to finance the underlying project or purchase. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are generally secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear. ACM Municipal Securities will seek to minimize these risks by not investing more that 5% of its total investment assets in Municipal Lease Obligations that contain "non-appropriation" clauses.

     The Funds may invest a portion of their assets in Municipal Securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these Municipal Securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. This use of a designated factor in the calculation of additional interest effectively multiplies the underlying principal amount of these Municipal Securities, and will enable a Fund to purchase a sufficient amount of these securities so that the "notional principal" on which any additional interest is calculated is equal to at least 100% of the liquidation preference of any preferred stock that a Fund may issue. The Adviser believes that during periods of sharp increases in short-term interest rates, the total coupon rate payable on these Municipal Securities frequently would exceed prevailing short-term interest rates. The additional interest component of the coupon rate of these Municipal Securities generally expires before the maturity of the underlying instrument. These Municipal Securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

     Municipal Securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula, in order to minimize fluctuation in the principal value of the securities. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (e.g., bank prime lending rate) changes.

     Other Municipal Securities are zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security, and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

     Zero coupon Municipal Securities may be created by investment banks under proprietary programs in which they strip the interest component from the principal component and sell both separately in the form of custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both on certain Municipal Securities. ACM Municipal Securities may invest up to 10% of its total assets in such custodial receipts or certificates underwritten by securities dealers or banks. The underwriter of these certificates or receipts typically purchases Municipal Securities and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Municipal Securities described above. Although under the terms of a custodial receipt, ACM Municipal Securities typically would be authorized to assert its rights directly against the issuer of the underlying obligations, ACM Municipal Securities could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, ACM Municipal Securities may be subject to delays, expenses, and risks that are greater than those that would have been involved if ACM Municipal Securities had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     ACM Municipal Securities may also invest in Municipal Securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Security and the auction rate paid on the Auction Component. ACM Municipal Securities may purchase both Auction and Residual Components. If ACM Municipal Securities issues shares of preferred stock, the Fund will limit its investment in Residual Components to no more than 10% of its total assets.

     Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Security having similar credit quality, redemption provisions, and maturity.

     Although the Funds intend to invest a substantial portion of their assets in longer term Municipal Securities, Municipal Securities in which the Funds may invest include municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year.

     Municipal notes in which the Funds may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

     Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, and bond anticipation notes, and tax-exempt commercial paper.

     Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use, and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

     Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

     Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. The achievement of a Fund's investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which a Fund invests to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the Securities and Exchange Commission, although, from time to time, there have been proposals that would require registration in the future.

     Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected. See "Risk Factors and Special Considerations."

     U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States, and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

     General. U.S. Government Securities do not generally involve the credit risks associated with other types of interest-bearing securities although, as a result, the yields available from U.S Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

     Government Guaranteed Mortgage-Related Securities--General. Mortgages backing the securities purchased by a Fund include, among others, conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact the yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Fund may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares of common stock.

     GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest in securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

     FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through the enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

     FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA.

     FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

     OTHER SECURITIES. While the principal investment strategies of Alliance National Municipal and ACM Municipal Securities emphasize investment in municipal securities, a Fund may, where consistent with its investment objective, invest in securities other than Municipal Securities, including (i) futures contracts and options on futures contracts on Municipal Securities or U.S. Government Securities; and (ii) repurchase agreements pertaining to U.S. Government Securities.

     ACM Municipal Securities may invest in high-quality municipal notes rated SP-2 or higher by Standard & Poor's ("S&P") or MIG 2 (or VMIG 2) or higher by Moody's Investor Service ("Moody's) or rated of equivalent credit quality by any other nationally recognized statistical rating organization ("NRSRO"), or in taxable cash equivalents, including: (i) U.S. Government Securities, (ii) certificates of deposit, banker's acceptances, and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated A-1 or higher by S&P, Prime-1 or higher by Moody's, or rated of equivalent credit quality by any other NRSRO or, if not rated, issued by companies that have an outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or rated of equivalent credit quality by any other NRSRO, and
(iv) repurchase agreements pertaining to U.S. Government Securities. ACM Municipal Securities will not be required to dispose of a Municipal Security that is downgraded below BBB or Baa, or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Fund, although the Adviser will monitor the creditworthiness of such securities and dispose of them as it deems appropriate. ACM Municipal Securities expects that no more than 5%, if any, of its total assets will consist of Municipal Securities whose ratings have been downgraded below BBB or Baa or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration. See Appendix A for a general description of S&P's and Moody's securities ratings.

     ACM Municipal Securities has not established any limit on the percentage of its portfolio that may be invested in Municipal Securities the interest on which is subject to the alternative minimum tax provisions of federal income tax law ("AMT Municipal Securities"), and a substantial portion of the income produced by ACM Municipal Securities may be includable in the calculation of alternative minimum taxable income. Shares of ACM Municipal Securities' common stock, therefore, generally will not be a suitable investment for investors who are subject to the federal alternative minimum tax. The suitability of shares of ACM Municipal Securities' common stock for investors will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investment not subject to the federal alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Taxation - Alternative Minimum Tax."

     The Funds may utilize certain futures, options, interest rate swaps, and related transactions for hedging purposes. To the extent a Fund generates taxable income by utilizing such hedging practices or investing in taxable securities, a Fund's ability to achieve its investment objective of providing high current income exempt from regular federal income tax may be limited.

INVESTMENT PRACTICES

     Options on U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value ("NAV"), ACM Municipal Securities intends to write covered put and call options and purchase put and call options on Municipal Securities and U.S. Government Securities of the types in which it is permitted to invest that are traded on U.S. exchanges. ACM Municipal Securities also intends to write call options for cross-hedging purposes. There are no specific limitations on the Funds' writing and purchasing of options.

     A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call or
(b) is greater than the exercise price of the call written and the difference is maintained by a Fund in cash and liquid high-grade debt securities in a segregated account with its Custodian. A put option written by a Fund is "covered" if a Fund maintains cash not available for investment or liquid high-grade debt securities with a value equal to the exercise price in a segregated amount with its Custodian, or else holds a put on the same security in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     A call option is written for cross-hedging purposes if a Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which a Fund owns or has the right to acquire. In such circumstances, a Fund collateralizes the option by maintaining in a segregated account with its Custodian cash or liquid U.S. Government Securities in an amount not less than the market value of the underlying security, marked to market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

     In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the Fund would lose the premium.

     If a put option written by a Fund were exercised, a Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by a Fund were exercised, a Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to a Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value or the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by a Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. A Fund retains the premium received from writing a put or call option whether or not the option is exercised.

     A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for a Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Risk Factors and Special Considerations - General Risks of Investing in the Funds - Securities Not Readily Marketable."

     Zero Coupon Treasury Securities. The Funds may invest in Zero Coupon Treasury securities. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of U.S. Treasury bonds and notes and hold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange Commission ("SEC") has indicated, that, in its view these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Fund's categorization of U.S. Government Securities. The Funds disagree with the staff's interpretation but have undertaken that they will not invest in such securities until final resolution of the issue. However, if such securities are deemed to be U.S. Government Securities, a Fund will not be subject to any limitations on their purchase.

     Zero Coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturity which make current distributions of interest. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though a Fund receives no interest payment in cash on the security during the year.

     Zero Coupon Bonds. Zero Coupons Bonds are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such securities. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Even though the Funds do not receive any interest on zero coupon bonds during their life, they nonetheless accrue income with respect to such bonds and thus may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay dividends in amounts necessary to avoid unfavorable tax consequences. Zero coupon bonds usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

     Futures Contracts and Options on Futures Contracts. Both Alliance National Municipal and ACM Municipal Securities may enter into contracts for the purchase or sale for future delivery of Municipal Securities or U.S. Government Securities, or contracts based on financial indices including any index of Municipal Securities or U.S. Government Securities ("futures contracts") and ACM Municipal Securities may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by ACM Municipal Securities will be traded on U.S. exchanges or over-the-counter. These investment techniques are used only to hedge against anticipated future changes in market conditions and interest rates that otherwise might either adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities which a Fund intends to purchase at a later date.

     ACM Municipal Securities has adopted the requirement that futures contracts and options on futures contracts may only be used as a hedge and may not be used for speculation. In addition to this requirement, the ACM Municipal Securities Board has also adopted two percentage restrictions on the use of futures contracts that reflect previous requirements of the Commodity Futures Trading Commission. The first restriction is that the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate amount of initial margin deposits on all the futures contracts of the Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the futures contracts purchased by the Fund not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Board without considering the policies and concerns of the various applicable federal and state regulatory agencies.

     Interest Rate Transactions (Swaps, Caps, and Floors). While Alliance National Municipal does not currently intend to do so, both Funds may enter into interest rate swap, cap, or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Funds anticipate purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

     The Funds may enter into interest swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid fixed income securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by a Fund's Custodian. If a Fund enters into an interest rate swap other than on a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized ratings organization at the time of entering into the transaction. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors it will maintain in a segregated account cash, or high-quality liquid debt securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of a Fund's obligations with respect to any caps or floors. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     There is no limit on the amount of interest rate swap transactions into which a Fund may enter. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. A Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

     Derivatives. The Funds may use derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices, and stock indices. Generally, there are four types of derivative instruments - options, futures, forwards, and swaps - from which virtually any type of derivative transaction can be created. While Alliance National Municipal does not currently intend to utilize any of these types of derivative instruments, it reserves the flexibility to use these techniques under appropriate circumstances. Derivatives can be used to earn income or protect against risk, or both. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investment portfolio, or to obtain exposure to otherwise inaccessible markets. The Funds will generally use derivatives primarily as direct investments in order to enhance yields. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The successful use of derivatives depends upon the Adviser's ability to assess the risk that a derivative adds to a Fund's portfolio and to forecast price and interest rate movements correctly. Since many derivatives may have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative.

     Lending of Portfolio Securities. The Funds may not make loans except through: (i) the purchase of debt obligations in accordance with their investment objectives and policies, or (ii) the use of repurchase agreements.

     Forward Commitments. ACM Municipal Securities may enter into forward commitments for the purchase or sale of securities. Alliance National Municipal may purchase or sell municipal bonds on a forward commitment basis. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities (i.e., a "when, as, and if issued" trade).

     When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if sold, the proceeds to be received, in determining the NAV of its shares. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as, and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

     The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rate and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued of forward transactions at prices inferior to then current market values. No forward commitments will be made by ACM Municipal Securities if, as a result, ACM Municipal Securities' aggregate commitments under such transactions would be more than 30% of the then current value of ACM Municipal Securities' total assets. No forward commitments will be made by Alliance National Municipal if, as a result, Alliance National Municipal's aggregate commitments under such transactions would be more than 10% of Alliance National Municipal's total assets.

     The Funds' right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but each Fund enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, each Fund's Custodian will maintain, in a segregated account of each Fund, cash or liquid high-grade debt securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

     General Information Regarding Futures, Options and Forward Contracts. The successful use of the foregoing investment practices draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest and exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the use of these techniques or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

     A Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by a Fund would have to be exercised in order for a Fund to realize any profit and (ii) a Fund may not be able to sell portfolio securities covering an option written by a Fund until the option expires or it delivers the underlying security or futures contract upon exercise. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or utilize them effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Taxation - U.S. Federal Income Taxation of a Fund."

     Repurchase Agreements. While Alliance National Municipal does not intend to do so, both Funds may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. Currently, ACM Municipal Securities plans to enter into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer such as a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for a Fund's benefit. Each Fund's Board of Directors ("Board") has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which a Fund enters into repurchase agreement transactions.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrent with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

     Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities.

     Short Sales. ACM Municipal Securities may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, ACM Municipal Securities may not make a short sale if more than 10% of the Fund's net assets (taken at market value) are held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time ACM Municipal Securities replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although ACM Municipal Securities gain is limited to the price at which it sold the security short, its potential loss is unlimited. Certain special federal income tax considerations may apply to short sales entered into by ACM Municipal Securities. See "Taxation
- Tax Straddles."

     Variable and Floating Rate Instruments. Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

     The Funds may invest in variable rate demand notes, which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

     The Funds may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

     Illiquid Securities. The Funds may invest in illiquid securities, which include, among others, (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (ii) options purchased by a Fund over-the-counter and the cover for options written by a Fund over-the-counter, and (iii) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

     Illiquid securities generally include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.

     Rule 144A under the Securities Act permits a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such Fund securities. The Adviser, acting under the supervision of the Board, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers issuing quotations to purchase or sell the security;
(3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

     Future Developments. The Funds may, following written notice to their stockholders, take advantage of other investment practices which are not at present contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objectives and legally permissible for a Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

                             INVESTMENT RESTRICTIONS

     Each Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities as defined above. The percentage limitations set forth below, as well as those described in the Prospectus/Proxy Statement and elsewhere in this Statement of Additional Information, apply only at the time an investment is made or other relevant action is taken by a Fund.

     Each Fund will not:

     1. Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; or (b) the use of repurchase agreements.

     2.   Pledge, hypothecate, mortgage or otherwise encumber its assets, except
          (i) to secure permitted borrowings, (ii) in connection with initial and variation margin deposits relating to futures contracts, and (iii) any segregated accounts established in accordance with its investment objective and policies.

     Alliance National Municipal will not:

     1. Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time. (The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industries, such as different types of utilities.)

     2. Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

     3. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

     4. Borrow money or issue any senior security, except in accordance with provisions of the 1940 Act, and specifically, the Fund may (a) borrow from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act; and (b) issue preferred shares with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption as are determined by the Fund's Board of Directors, if after such issuance there is asset coverage of at least 200% as defined in the 1940 Act.

     5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     ACM Municipal Securities will not:

     1. Invest 25% or more of its total assets in any one industry, provided that such limitation shall not be applicable to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental users.

     2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof or other investment companies.

     3. Borrow money or issue senior securities, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act; (b) issue preferred stock with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as are determined by the Fund's Board of Directors, if after such issuance there is asset coverage of at least 200% as defined in the 1940 Act; and (c) borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund.

     4.   Invest in companies for the purpose of exercising control.

     5. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

     6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities or commodity contracts (except forward contracts or contracts for the future acquisition or delivery of debt securities and related options, futures contracts and options on futures contracts and other similar contracts), (iii) write put and call options except in accordance with its investment objective and policies, (iv) invest in interests in oil, gas or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs, (v) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions or (vi) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Risk is inherent in all investing. Investing in any investment company security involves risks, including the risks that you may receive little or no return on your investment or even that you may lose all or part of your investment. Therefore, you should consider carefully the following risks before investing in the shares of Alliance National Municipal.

GENERAL RISKS OF INVESTING IN THE FUNDS

     General. The NAV of shares of a Fund varies as the aggregate value of a Fund's portfolio securities increases or decreases. A Fund's NAV changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities can be expected to decline. If the Adviser's expectation of changes in interest rates or its evaluation of the normal yield relationships in the fixed-income markets proves to be incorrect, a Fund's income, NAV and potential capital gain may be decreased or its potential capital loss may be increased.

     ACM Municipal Securities expects that the dollar-weighted average maturity of its investments will be approximately 15 to 20 years. Alliance National Municipal expects that the dollar-weighted average maturity of its investments will be approximately 15-30 years. In general, the longer the maturity of a security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a security. The average maturity of the Funds' portfolios will vary depending on anticipated market conditions.

     Although changes in the value of a Fund's portfolio securities subsequent to their acquisition are reflected in a Fund's NAV, such changes will not affect the income received by a Fund from such securities. The dividends paid by a Fund increase or decrease in relation to the income received by a Fund from its investments, which is reduced by a Fund's expenses before being distributed to a Fund's stockholders.

     A Fund's use of options, futures contracts, options on futures contracts, interest rate transactions, and forward commitment contracts may result in the loss of principal under certain market conditions.

     For these reasons, an investment in shares of a Fund should not constitute a complete investment program and may not be appropriate for investors who cannot assume the greater risk of capital depreciation inherent in seeking higher income.

     Interest Rate Risk. Interest rate risk is the risk that changes in interest rates will adversely affect the yield or value of a Fund's investments in municipal bonds. When interest rates rise, the value of a Fund's investment tends to fall, and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for investment companies like the Funds that invest in municipal bonds with longer maturities or durations. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly, which, in turn reduces the asset coverage on the Funds' preferred shares. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because a Fund must reinvest its assets in municipal bonds with lower interest rates. A Fund may utilize certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

     Credit Risk. Credit risk is the risk that the issuer or guarantor of a municipal bond or the guarantor to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in municipal bonds with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

     Because Alliance National Municipal may invest up to 25% (measured at the time of investment) of its net assets in municipal bonds that are rated below investment grade or, if unrated, determined to be of comparable quality by the Adviser, Alliance National Municipal is more susceptible to credit risk. The prices of these lower-grade municipal bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic turndown, than are the prices of higher-grade securities.

     Municipal bonds of below investment grade quality (commonly referred to as "junk bonds") are predominately speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. Any default by an issuer of a municipal bond could have a negative effect on a Fund's ability to pay dividends on its preferred stock and could result in the redemption of some or all of the preferred stock.

     Effects of Leverage. The Funds use financial leverage for investment purposes. When a Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the portfolio's investments. Leverage risk includes the risk associated with the issuance of preferred shares to leverage a Fund's common stock. Long-term municipal bond rates of return are typically, although not always, higher than short-term municipal bond rates of return. If the dividend rate on the preferred stock exceeds the net rate of return on a Fund's portfolio, the leverage will result in a lower NAV than if a Fund were not leveraged, and a Fund's ability to pay dividends and meet its asset coverage tests would be reduced.

     Investment by the Funds in derivative instruments may amplify the effects of leverage.

     Because the management fees received by the Adviser are based on the total net assets of a Fund (including assets acquired with the proceeds of preferred stock), the Adviser has a financial incentive for a Fund to use leverage and issue preferred stock.

     Derivatives Risk. The Funds may use derivatives to achieve their investment objectives. In addition to the credit risk of the counterparty to a derivatives transaction, derivatives involve the risk of difficulties in pricing and valuation and the risks that changes in value of a derivative may not correlate perfectly with relevant underlying assets, rates, or indexes.

     Market Risk and Net Asset Value of Shares. This is the risk that the value of a Fund's investments will fluctuate as municipal bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Shares of common stock of closed-end investment companies, such as the Funds, frequently trade at a discount to their NAVs. Whether an investor will realize gains or losses upon the sale of shares of a Fund does not depend directly upon changes in a Fund's NAV, buy rather upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. The market price of the shares of each Fund is determined by such factors as relative demand for and supply of the shares in the market, general market and economic conditions, changes in a Fund's NAV and other factors beyond the control of a Fund. This market risk is separate and distinct from the risk that each Fund's NAV may decrease.

     Municipal Bond Market Risk. This is the risk that special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of a Fund's investments in municipal bonds or other municipal securities. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds, and the investment performance for a Fund may therefore be more dependent on the analytical abilities of the Adviser than would be the case for a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly below investment grade municipal bonds in which the Funds may invest, also tends to be less developed and less liquid than many other securities markets, which may adversely affect a Fund's ability to sell its municipal bonds at attractive prices.

     Reinvestment Risk. Reinvestment risk is the risk that income from the Funds' municipal bond portfolio will decline if and when the Funds invest the proceeds from matured, traded, or called municipal bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Funds' NAV or reduce asset coverage on the preferred stock.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the preferred stock or the income from that investment will be less in the future. During any periods of rising inflation, however, preferred stock dividend rates are expected, through the auction process, to increase, tending to reduce this risk.

     Securities Ratings Risk. In the case of securities rated BBB by S&P or Baa by Moody's, sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Baa are considered by Moody's to have speculative characteristics. The ratings of fixed-income securities by S&P and Moody's are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each credit rating. See Appendix A herein for a description of such ratings.

     ACM Municipal Securities may invest up to 20% of its total assets in securities that are not rated. Non-rated securities will also be considered for investment by ACM Municipal Securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.

     Securities Not Readily Marketable. Both Funds may invest in securities that are not readily marketable. (ACM Municipal Securities may invest up to 10% of its total assets in securities that are not readily marketable.) These securities include, among others, securities for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), options purchased by a Fund over-the-counter and the cover for options written by a Fund over-the-counter, and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Fund may not be able to realize their value upon sale.

     Portfolio Management and Other Considerations. In the event of an increase in yields on short-term securities or other changes in market conditions, to the extent that a Fund's leveraged capital structure could adversely affect the holders of the common stock (as noted above), or in anticipation of such increase or changes, a Fund may attempt to shorten the average maturity of its investment portfolios, which would tend to offset partially the negative effect of such structure on the holders of the common stock. A Fund also may attempt to reduce the degree to which their capital structure is leveraged by redeeming or otherwise purchasing the preferred stock. Purchases of preferred stock, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. If market conditions subsequently change, a Fund may sell previously unissued shares of preferred stock or shares of preferred stock that a Fund previously issued but later repurchased. However, such sales could be made only pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration.

     Under the 1940 Act, a Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the asset coverage of a Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal original purchase price per share plus any accrued and unpaid dividends). In addition, a Fund is not permitted to declare any cash dividend or other distributions on their common stock unless, at the time of such declaration, the NAV of a Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value.

     Borrowing. The Funds reserve the right to borrow money, or issue debt securities, to the extent permitted under the 1940 Act. At present, the Funds have no intention of borrowing money or issuing senior securities except that the Funds intend to offer shares of preferred stock as described above. The Funds may also borrow to finance repurchases of or tenders for their shares when they deem it desirable in order to avoid the untimely disposition of portfolio securities.

     The 1940 Act requires a Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness," as those terms are defined and used in the 1940 Act. In addition, under the 1940 Act, a Fund may not make any cash distributions to stockholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowings (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged, and not intended to be publicly distributed). This limitation on a Fund's ability to make distributions could under certain circumstances impair a Fund's ability to maintain its qualification for taxation as a registered investment company.

     ACM Municipal Securities may also borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund. Such borrowings are not subject to the asset coverage restrictions set forth in the preceding paragraph.

     Any investment gains made with the proceeds obtained from borrowings in excess or interest paid on the borrowings will cause the net income per share or the NAV per share of a Fund's common stock to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, then the net income per share or NAV per share of a Fund's common stock will be less than would otherwise be the case. This is the speculative factor known as "leverage."

     Repurchase of Shares. In recognition of the possibility that a Fund's shares might trade at a discount to NAV, each Fund's Board has determined that it would be in the interest of stockholders of a Fund to attempt to reduce or eliminate any market value discount should it exist for an extended period of time. To that end, each Fund's Board will from time to time contemplate a share repurchase or tender offer for its own shares at NAV. The Funds are closed-end investment companies and as such, their stockholders will not have the right to cause a Fund to redeem their shares. Instead, the Funds' common stock will trade in the open market at prices that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, quality, average maturity and call protection of its portfolio securities, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than NAV. Each Fund's Board of Directors will regularly monitor the relationship between the market price and NAV of the common stock. If the common stock were to trade at a substantial discount to NAV for an extended period of time, a Fund may consider the repurchase by a Fund of its common stock or the making of a tender offer for such shares. The Funds have no present intention to repurchase their common stock.

     Notwithstanding the foregoing, at any time when preferred stock is outstanding, a Fund may not purchase, redeem or otherwise acquire any of its common stock unless (1) all accrued preferred stock dividends have been paid and
(2) at the time of such purchase, redemption or acquisition, the NAV of a Fund's portfolio (determined after deducting the acquisition price of the common stock) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to a Fund's fundamental policy with respect to borrowings, a Fund may incur debt to finance repurchases and/or tender offers. Interest on any such borrowing will reduce a Fund's net income.

     The repurchase by a Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in a Fund's shares trading at a price equal to its NAV. Nevertheless, the fact that a Fund's shares may be the subject of repurchase or tender offers at NAV from time to time, or that a Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

     In addition, a purchase by a Fund of its shares would decrease a Fund's total assets, which would likely have the effect of increasing a Fund's expense ratio and may also require the redemption of a portion of any outstanding preferred stock in order to maintain coverage ratios. Any purchase by a Fund of its common stock at a time when preferred stock is outstanding will increase the leverage applicable to the outstanding common stock then remaining.

     Before deciding whether to take any action if a Fund's common stock trade substantially below NAV, the Board of Directors would consider all factors that it deemed relevant. Such factors may include the extent and duration of the discount, the liquidity of a Fund's portfolio, the relationship of the market price of the common stock to NAV, the extent to which a Fund's capital structure is leveraged and the possibility of re-leveraging the spread, if any, between the yields on securities in a Fund's portfolio and interest and dividend charges on preferred stock issued by a Fund, the effect of any action that might be taken on a Fund or its stockholders and general market and economic considerations. Based on these considerations, even if a Fund's shares should trade at a substantial discount for a significant period of time, the Board of Directors may determine that no action should be taken.

     There can be no assurance that repurchases and/or tender offers will result in a Fund's shares trading at a price equal to their NAV. Each Fund anticipates that the market price of its shares will from time to time vary from NAV. The market price of a Fund's shares will, among other things, be affected by the relative demand for and supply of such shares in the market, a Fund's investment performance, a Fund's dividends and yield and investor perception of a Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a Fund's shares may be the subject of tender offers at NAV from time to time may reduce the spread that might otherwise exist between market price and NAV. In the opinion of the Adviser, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover NAV in conjunction with a possible tender offer.

     Although each Fund's Board believes that share repurchases and tender offers might, in certain circumstances have a favorable effect an the market price of a Fund's shares, it should be recognized that the acquisition of shares by a Fund would decrease the total assets of a Fund and therefore have the effect of increasing a Fund's expense ratio. Because of the nature of a Fund's investment objective, policies and portfolio, each Fund's Adviser does not anticipate that repurchases and tenders should have an adverse effect on a Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate stock repurchases and tenders.

     Possible Future Conversion to Open-End Investment Company. A Fund's Board of Directors may also from time to time consider submitting for stockholder vote a proposal to convert a Fund to an open-end investment company in an attempt to reduce or eliminate the significant market discounts from NAV. Each Fund's Charter requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of a Fund's shares entitled to vote on the matter to authorize a conversion of a Fund from a closed-end to an open-end investment company. This seventy-five percent (75%) stockholder approval requirement is higher than is required under the 1940 Act.

     If a Fund converted to an open-end company, it would be required to redeem all preferred stock then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and a Fund's common stock likely would no longer be listed on the NYSE. Stockholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by a Fund of its shares would result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in a Fund's shares trading at a price equal to its NAV. Nevertheless, the fact that a Fund's shares may be the subject of repurchase or tender offers at NAV from time to time, or that a Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

     In addition, a purchase by a Fund of its shares would decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio and may also require the redemption of a portion of any outstanding preferred stock in order to maintain coverage ratios. Any purchase by a Fund of its common stock at a time when preferred stock is outstanding will increase the leverage applicable to the outstanding common stock remaining.

RISKS OF INVESTING IN PREFERRED STOCK

     Auction Risk. You may not be able to sell the preferred stock at an auction if the auction fails; that is, if there is more preferred stock offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain preferred stock) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your preferred stock. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. As a result, your investment in preferred stock may be illiquid. Neither the participating broker-dealers nor a Fund are obligated to purchase preferred stock in an auction or otherwise, nor is a Fund required to redeem the preferred stock in the event of a failed auction.

     Secondary Market Risk. The preferred stock may be illiquid because you may not be able to sell any or all of your shares if you try to sell the preferred stock between Auctions. Also, you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If a Fund has designated a Special Rate Period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-Dealers that maintain a secondary trading market for the preferred stock are not required to maintain this market, and a Fund is not required to redeem shares if either an Auction or an attempted secondary market sale fails because of a lack of buyers. The preferred stock is not registered on a stock exchange or the NASDAQ stock market. If you sell the preferred stock to a Broker-Dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last Auction. Accrued preferred stock dividends, however, should at least partially compensate for any increased market interest rates.

     Ratings and Asset Coverage Risk. While Moody's and S&P assign ratings of Aaa or AAA to the preferred stock, the ratings do not eliminate or necessarily mitigate the risks of investing in the preferred stock. A rating agency could downgrade the preferred stock, which may make your shares less liquid at an Auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the preferred stock, a Fund will alter its portfolio or redeem the preferred stock. A Fund may voluntarily redeem the preferred stock under certain circumstances.

                             MANAGEMENT OF THE FUNDS

Directors and Officers

     The Directors and principal officers of a Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105. Each Director and officer is affiliated as such with one or more of the other registered investment companies sponsored by the Adviser.

Directors
---------

----------------------------------------------------------------------------------------------------------
                                 Fund
Name, Address and                First Year                  Principal Occupation During the Past Five
Age                              Elected         Office      Years and Other Affiliations
----------------------------------------------------------------------------------------------------------
Marc O. Mayer*                   2003            President   Executive Vice President of the Adviser since
1345 Avenue of the Americas                                  2001, and Executive Managing Director of
New York, New York  10105                                    AllianceBernstein Investments, Inc. ("ABI")
49                                                           since 2003; prior thereto, he was head of
                                                             AllianceBernstein Institutional Investments,
                                                             a unit of the Adviser from 2001-2003; prior
                                                             thereto, Chief Executive Officer of Sanford
                                                             C. Bernstein & Co., LLC (institutional
                                                             research and brokerage arm of Bernstein & Co.
                                                             LLC ("SCB & Co.")) and its predecessor since
                                                             prior to 2001. He is a Director of SCB
                                                             Partners, Inc. and SCB, Inc.
----------------------------------------------------------------------------------------------------------
William H. Foulk, Jr.,+,**       1998            Chairman    Investment Adviser and an independent
P.O. Box 5060                    ACM Municipal   Director    consultant. He was formerly Senior Manager of
Greenwich, CT                    Securities                  Barrett Associates, Inc., a registered
06831-0505                                                   investment adviser, with which he had been
74                               2001                        associated since prior to 2001. He was
                                 Alliance                    formerly Deputy Comptroller and Chief
                                 National                    Investment Officer of the State of New York
                                 Municipal                   and, prior thereto, Chief Investment Officer
                                                             of the New York Bank for Savings.
----------------------------------------------------------------------------------------------------------
David H. Dievler,+               1993            Director    Independent Consultant. Until December 1994,
P.O. Box 167                     ACM Municipal               he was Senior Vice President of
Spring Lake, NJ 07762            Securities                  AllianceBernstein Corporation ("AB Corp")
77                                                           (formerly, Alliance Capital Management
                                 2001                        Corporation) responsible for mutual fund
                                 Alliance                    administration. Prior to joining AB Corp. in
                                 National                    1984, he was Chief Financial Officer of
                                 Municipal                   Eberstadt Asset Management since 1968. Prior
                                                             to that, he was a Senior Manager at Price
                                                             Waterhouse & Co. Member of American Institute
                                                             of Certified Public Accountants since 1953.
----------------------------------------------------------------------------------------------------------
John H. Dobkin,+                 1998            Director    Consultant. Formerly President of Save
P.O. Box 12                      ACM Municipal               Venice, Inc. (preservation organization) from
Annandale, NY 12504              Securities                  2001-2002, Senior Advisor from June 1999-June
64                                                           2000 and President of Historic Hudson Valley
                                 2001                        (historic preservation) from December
                                 Alliance National           1989-May 1999. Previously, Director of the
                                 Municipal                   National Academy of Design and during
                                                             1988-1992, Director and Chairman of the Audit
                                                             Committee of AB Corp. (formerly, Alliance
                                                             Capital Management Corporation).
----------------------------------------------------------------------------------------------------------
Michael J. Downey,+              2005            Director    Consultant since January 2004. Formerly
c/o AllianceBernstein L.P.                                   managing partner of Lexington Capital, LLC
Attention:  Philip L. Kirstein                               (investment advisory firm) from December 1997
1345 Avenue of the Americas                                  until December 2003. Prior thereto, Chairman
New York, NY 10105                                           and CEO of Prudential Mutual Fund Management
62                                                           from 1987 to 1993. Director of Asia Pacific
                                                             Fund, Inc. and The Merger Fund.
----------------------------------------------------------------------------------------------------------
D. James Guzy,+                  2005            Director    Chairman of the Board of PLX Technology
P.O. Box 128                                                 (semi-conductors) and of SRC Computers Inc.,
Glenbrook, NV 89413                                          with which he has been associated since prior
70                                                           to 2001. He is also President of the Arbor
                                                             Company (private family investments). He is a
                                                             director of Intel Corporation
                                                             (semi-conductors), Cirrus Logic Corporation
                                                             (semi-conductors), and the Davis Selected
                                                             Advisors Group of Mutual Funds.
----------------------------------------------------------------------------------------------------------
Nancy P. Jacklin, +              2006            Director    Formerly U.S. Executive Director of the
4046 Chancery Court, NW                                      International Monetary Fund (December
Washington, DC  20007                                        2002-May 2006); partner, Clifford Chance
58                                                           (1992-2002); Senior Counsel, International
                                                             Banking and Finance, and Associate General
                                                             Counsel, Citicorp (1985-1992); Assistant
                                                             General Counsel (International), Federal
                                                             Reserve Board of Governors (1982-1985); and
                                                             Attorney Advisor, U.S. Department of the
                                                             Treasury (1973-1982). Member of the Bar of
                                                             the District of Columbia and of New York;
                                                             member of the Council on Foreign Relations.
----------------------------------------------------------------------------------------------------------
Marshall C. Turner, Jr.,+        2005            Director    Principal of Turner Venture Associates
220 Montgomery Street                                        (venture capital and consulting) since before
Penthouse 10                                                 2001. From 2003 until May 31, 2006, he was
San Francisco, CA                                            CEO of Toppan Photomasks, Inc., Austin, Texas
94104-3402                                                   (Semi-conductor manufacturing services). He
65                                                           is a director of the George Lucas Educational
                                                             Foundation, and National Datacast, Inc.
----------------------------------------------------------------------------------------------------------

----------
* "Interested person" as defined in the Investment Company Act of 1940, as amended, of each Fund because of an affiliation with each Fund's investment adviser, AllianceBernstein L.P.
+ Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
**   Member of the Fair Value Pricing Committee.

     During a Fund's fiscal year ended in 2005, the Board of Alliance National Municipal met ten times and the Board of ACM Municipal Securities met ten times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

     Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee of each Fund is to assist the Board in its oversight of a Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. During a Fund's fiscal year ended in 2005, the Audit Committee of each of Alliance National Municipal met eight times and of ACM Municipal Securities met eight times. During a Fund's fiscal year ended in 2005, the Governance and Nominating Committee of Alliance National Municipal met seven times and of ACM Municipal Securities met seven times.

     Each Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on Investor Solutions/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.

     The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of a Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

     The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of a Fund and the candidate's ability to qualify as a disinterested Director.

     The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in a Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during a Fund's most recently completed fiscal year.

     The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory Agreements. During a Fund's fiscal year ended in 2005, the Independent Directors Committee of Alliance National Municipal met ten times and of ACM Municipal Securities met ten times.

Officers
--------

-------------------------------------------------------------------------------------------
Name, Address and         Office                  Principal  Occupation During the Past
Age                                               Five Years and Other Affiliations
-------------------------------------------------------------------------------------------
Marc O. Mayer             President and Chief     See biography above.
49                        Executive Officer
-------------------------------------------------------------------------------------------
Philip L. Kirstein        Senior Vice President   Senior Vice President and Independent
61                        and Independent         Compliance Officer of the
                          Compliance Officer      AllianceBernstein Funds, with which he
                                                  has been associated since October 2004.
                                                  Prior thereto, he was Of Counsel to
                                                  Kirkpatrick & Lockhart, LLP from October
                                                  2003 to October 2004, and General
                                                  Counsel of Merrill Lynch Investment
                                                  Managers, L.P. since prior to 2001 until
                                                  March 2003.
-------------------------------------------------------------------------------------------
Robert B. Davidson, III   Senior Vice President   Senior Vice President of the Adviser**,
45                                                with which he has been associated since
                                                  prior to 2001.
-------------------------------------------------------------------------------------------
Jeffrey S. Phlegar        Senior Vice President   Executive Vice President of the Adviser**,
40                                                with which he has been associated since
                                                  prior to 2001.
-------------------------------------------------------------------------------------------
Michael G. Brooks         Vice President          Senior Vice President of the Adviser**,
58                                                with which has been associated since
                                                  prior to 2001.
-------------------------------------------------------------------------------------------
Douglas J. Peebles        Vice President          Executive Vice President of the Adviser**,
41                                                with which he has been associated since
                                                  prior to 2001.
-------------------------------------------------------------------------------------------
Fred S. Cohen             Vice President          Senior Vice President of the Adviser**,
48                                                with which has been associated since
                                                  prior to 2001.
-------------------------------------------------------------------------------------------
Terrance T. Hults         Vice President          Senior Vice President of the Adviser**,
40                                                with which has been associated since
                                                  prior to 2001.
-------------------------------------------------------------------------------------------
Emilie D. Wrapp           Secretary               Senior Vice President, Assistant General
51                                                Counsel and Assistant Secretary of
                                                  AllianceBernstein Investments Inc.**,
                                                  with which she has been associated since
                                                  prior to 2001.
-------------------------------------------------------------------------------------------
Joseph J. Mantineo        Treasurer and Chief     Senior Vice President of
47                        Financial Officer       AllianceBernstein Investor Services,
                                                  Inc. ("ABIS") **, with which he has been
                                                  associated since prior to 2001.
-------------------------------------------------------------------------------------------
Vincent S. Noto           Controller              Vice President of ABIS**, with which he
41                                                has been associated since prior to 2001.
-------------------------------------------------------------------------------------------

----------
* "Interested person" as defined in the 1940 Act, of each Fund because of an affiliation with each Fund's investment adviser, AllianceBernstein L.P.

** The Adviser, AllianceBernstein Investments Inc., and ABIS are affiliates of each Fund.

     A Fund does not pay any fees to, or reimburse expenses of, any Director during a time when such Director is considered an "interested person" of the Fund, as defined by the 1940 Act. The aggregate compensation paid by each Fund to each of its Directors during its respective fiscal year ended in 2005, the aggregate compensation paid to each of the Directors during calendar year 2005 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds, nor any other investment company in the AllianceBernstein Fund Complex, provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

--------------------------------------------------------------------------------------------------------------
                                                                    Total Number of
                                                                    Investment           Total Number of
                                               Total                Companies in the     Investment
                                               Compensation         AllianceBernstein    Portfolios within the
                           Aggregate           from the             Fund Complex,        AllianceBernstein
                           Compensation        AllianceBernstein    Including the        Fund Complex,
                           from Each           Fund Complex,        Funds, as to which   Including the Funds,
                           Fund During         Including the        the Director is a    as to which the
                           its Fiscal Year     Funds, During        Director or a        Director is a
Name of Director           Ended in 2005       Calendar Year 2005   Trustee              Director or a Trustee
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                      $0                       $0              41                       111
--------------------------------------------------------------------------------------------------------------
William H. Foulk, Jr.            $8,551               $487,625              43                       113
                             ACM Municipal
                               Securities
                                 $8,301
                           Alliance National
                               Municipal
--------------------------------------------------------------------------------------------------------------
David H. Dievler                 $5,113               $269,125              42                       112
                             ACM Municipal
                               Securities
                                 $4,863
                           Alliance National
                               Municipal
--------------------------------------------------------------------------------------------------------------
John H. Dobkin                   $5,126               $263,125              41                       111
                             ACM Municipal
                               Securities
                                 $5,126
                           Alliance National
                               Municipal
--------------------------------------------------------------------------------------------------------------
Michael J. Downey                $3,329                $24,625              41                       111
                             ACM Municipal
                               Securities
                                 $3,329
                           Alliance National
                               Municipal
--------------------------------------------------------------------------------------------------------------
D. James Guzy*                     $0                  $32,000              41                       111
--------------------------------------------------------------------------------------------------------------
Nancy P. Jacklin*                  $0                       $0              41                       111
--------------------------------------------------------------------------------------------------------------
Marshall C. Turner, Jr.*           $0                  $28,500              41                       111
--------------------------------------------------------------------------------------------------------------

----------
* Messrs. Guzy and Turner did not become Directors for the Funds until December 15, 2005 and were directors for only one fund in the Alliance Bernstein Fund complex prior to November 15, 2005. Ms. Jacklin did not become a Director for the Funds until June 14, 2006.

     As of October 31, 2006, each of the Directors of each Fund owned less than 1% of the shares of such Fund and the Directors and officers of each Fund as a group owned less than 1% of the shares of each such Fund. During each Fund's most recently completed fiscal year, none of the Funds' Directors engaged in a purchase or sale of the securities of the Adviser or any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

     The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                              Aggregate Dollar
                                                              Range of Equity
                                                              Securities in the
                                                              Funds in the
                                                              AllianceBernstein
                           Dollar Range of Equity Securities  Fund Complex as of
Name of Director           in a Fund as of October 31, 2006   October 31, 2006
--------------------------------------------------------------------------------
Marc O. Mayer              None                               over $100,000
                           Alliance National Municipal

                           None
                           ACM Municipal Securities

--------------------------------------------------------------------------------
William H. Foulk, Jr.      None                               over $100,000
                           Alliance National Municipal

                           $1 - $10,000
                           ACM Municipal Securities

--------------------------------------------------------------------------------
David H. Dievler           None                               over $100,000
                           Alliance National Municipal

                           None
                           ACM Municipal Securities

--------------------------------------------------------------------------------
John H. Dobkin             None                               over $100,000
                           Alliance National Municipal

                           None
                           ACM Municipal Securities

--------------------------------------------------------------------------------
Michael J. Downey          None                               over $100,000
                           Alliance National Municipal

                           None
                           ACM Municipal Securities

--------------------------------------------------------------------------------
D. James Guzy*             None                               $50,000 - $100,000
                           Alliance National Municipal

                           None
                           ACM Municipal Securities

--------------------------------------------------------------------------------
Nancy P. Jacklin*          None                               $0
                           Alliance National Municipal

                           None
                           ACM Municipal Securities

--------------------------------------------------------------------------------
Marshall C. Turner, Jr.*   None                               over $100,000
                           Alliance National Municipal

                           None
                           ACM Municipal Securities

--------------------------------------------------------------------------------

----------
* Messrs. Guzy and Turner did not become Directors for the Funds until December 15, 2005 and were directors for only one fund in the AllianceBernstein Fund Complex prior to November 15, 2005. Ms. Jacklin did not become a Director for the Funds until June 14, 2006.

     Each Fund, the Adviser and each Fund's principal underwriter have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes do permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. These Codes may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room call the SEC at 1-202-551-8090. In addition, these Codes are available on the SEC's Internet site at http://www.sec.gov or upon request (for a duplicating fee) at the following E-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Adviser

     The Funds' investment adviser, AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105, is a leading international investment adviser managing client accounts with assets as of September 30, 2006 totaling more than $659 billion (of which more than $82 billion represented the assets of investment companies). As of September 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nations' FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 125 separate investment portfolios, currently have approximately 4.0 million stockholder accounts.

     The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2006, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.7% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

     As of June 30, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.6% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.6% in the Adviser. As of June 30, 2006, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.3% of the issued and outstanding AllianceBernstein Units.

     AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions, including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

     Based on information provided by AXA, as of December 31, 2005, approximately 14.30% of the issued ordinary shares (representing 23.19% of the voting power) of AXA were owned directly and indirectly by three French mutual insurance companies.

     The Advisory Agreements for Alliance National Municipal, and ACM Municipal Securities were each approved on December 14, 2005. Each Fund's Advisory Agreement was approved by the vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act, of any such party, at a meeting called and held for that purpose.

     Under each Fund's advisory agreement with its Adviser (the "Advisory Agreement") the Adviser provides office space, investment advisory services, and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish a Fund, without charge, with management supervision and assistance and office facilities, and provide persons satisfactory to a Fund's Board to serve as the Fund's officers. Each Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to a Fund by the Adviser, the Fund may employ its own personnel. For such services, a Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to a Fund at cost and the payments therefore must be specifically approved by a Fund's Board.

     Under their Advisory Agreements, the Funds pay the Adviser the following management fees:

     Alliance National Municipal's contractual management fee is 0.65% of its average daily net assets. The management fee is calculated on the basis of net assets including assets attributable to preferred stock accrued daily and reflected in the net asset value of the common shares. The Adviser has voluntarily agreed to waive a portion of Alliance National Municipal's management fee or reimburse the Fund for expenses in the amount of 0.25% of the Fund's average daily net assets until January 28, 2007 with the waiver decreasing by 0.05% for each one year period commencing January 28 thereafter with the full fee being payable commencing January 28, 2011 and beyond. However, on November 20, 2006, the Adviser agreed, at the request of the Directors, to place a cap on the amounts payable under the Advisory Agreement of 0.55% of Alliance National Municipal's average daily net assets. The Adviser has also agreed to request that the Board approve a new investment advisory contract between the adviser and Alliance National Municipal that would make the maximum fee of 0.55% permanent.

     ACM Municipal Securities: the Fund pays the Adviser an advisory fee at an annual rate of .50 of 1% of the average weekly net assets of the Fund (i.e., the average weekly value of the Fund's total assets, including assets attributable to any preferred stock that may be outstanding, less the accrued liabilities of the Fund). Such fee is accrued daily and paid monthly. The liquidation value of any outstanding shares of preferred stock is not considered a liability of a Fund for purposes of determining the average weekly net assets of the Fund.

     For the fiscal years ended October 31, 2005, 2004 and 2003, Alliance National Municipal paid advisory fees to the Adviser that, in the aggregate, amounted to $3,339,205, $3,294,746, and $3,268,527, respectively. For the fiscal year ended October 31, 2005, 2004 and 2003, ACM Municipal Securities paid advisory fees to the Adviser that, in the aggregate, amounted to $1,085,441, $1,069,790, and $1,058,130, respectively.

     For purposes of the calculation of the fee payable to the Adviser, average weekly net assets are determined on the basis of the average net assets of a Fund for each weekly period (ending on Fridays) ending during the month. The net assets for each weekly period are determined by averaging the net assets on Friday of such weekly period with the net assets on Friday of the immediately preceding weekly period. When a Friday is not a Fund business day, the calculation will be based on the net assets of a Fund on the Fund business day immediately preceding such Friday. This advisory fee may be greater than that paid by most funds. In addition to payments to the Adviser under the Advisory Agreement, a Fund pays certain other costs.

     As to the obtaining of services other than those specifically provided to a Fund by the Adviser, a Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to a Fund at cost and the payments specifically approved by a Fund's Board.

     Each Fund's Advisory Agreement is terminable with respect to that Fund without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Fund or by a vote of a majority of a Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. Each Fund's Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

     The Advisory Agreements for the Funds continue in effect from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of a Fund's outstanding voting securities or by a Fund's Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Advisory Agreements of the Funds was approved by the Board, including a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party, at Meetings held on December 14, 2005.

Portfolio Managers

     The dollar ranges of Alliance National Municipal's equity securities owned directly or beneficially by the Fund's portfolio managers as of October 31, 2006 are set forth below.

        DOLLAR RANGE OF EQUITY SECURITIES IN ALLIANCE NATIONAL MUNICIPAL

          -------------------------------------------------------------
          Michael G. Brooks                           None
          -------------------------------------------------------------
          Fred S. Cohen                               None
          -------------------------------------------------------------
          Robert B. Davidson III                      None
          -------------------------------------------------------------
          Terrance T. Hults                           None
          -------------------------------------------------------------

Alliance National Municipal
---------------------------

     The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended October 31, 2006.

REGISTERED INVESTMENT COMPANIES
(excluding Alliance National Municipal)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                         Total         Total         Registered     Registered
                         Number of     Assets of     Investment     Investment
                         Registered    Registered    Companies      Companies
                         Investment    Investment    Managed with   Managed with
                         Companies     Companies     Performance-   Performance-
Portfolio Manager        Managed       Managed       based Fees     based Fees
--------------------------------------------------------------------------------
Michael G. Brooks           29      $15,863,000,000     None            None
--------------------------------------------------------------------------------
Fred S. Cohen               29      $15,863,000,000     None            None
--------------------------------------------------------------------------------
Robert B. Davidson III      29      $15,863,000,000     None            None
--------------------------------------------------------------------------------
Terrance T. Hults           29      $15,863,000,000     None            None
--------------------------------------------------------------------------------

POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total
                                                    Number of       Assets of
                         Total         Total        Pooled          Pooled
                         Number of     Assets of    Investment      Investment
                         Pooled        Pooled       Vehicles        Vehicles
                         Investment    Investment   Managed with    Managed with
                         Vehicles      Vehicles     Performance-    Performance-
Portfolio Manager        Managed       Managed      based Fees      based Fees
--------------------------------------------------------------------------------
Michael G. Brooks           None          None         None            None
--------------------------------------------------------------------------------
Fred S. Cohen               None          None         None            None
--------------------------------------------------------------------------------
Robert B. Davidson III      None          None         None            None
--------------------------------------------------------------------------------
Terrance T. Hults           None          None         None            None
--------------------------------------------------------------------------------

OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                    Number of      Total
                         Total         Total        Other          Assets of
                         Number of     Assets of    Accounts       Other
                         Other         Other        Managed with   Accounts with
                         Accounts      Accounts     Performance-   Performance-
Portfolio Manager        Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------
Michael G. Brooks        1,398      $10,110,000,000    2           67,000,000
--------------------------------------------------------------------------------
Fred S. Cohen            1,398      $10,110,000,000    2           67,000,000
--------------------------------------------------------------------------------
Robert B. Davidson III   1,398      $10,110,000,000    2           67,000,000
--------------------------------------------------------------------------------
Terrance T. Hults        1,398      $10,110,000,000    2           67,000,000
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

     As an investment adviser and fiduciary, the Adviser owes its clients and stockholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

     Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires pre-clearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

     Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

     The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

     To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

     Portfolio Manager Compensation

     The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including stockholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): the Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund stockholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(1)

----------
(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

     (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Adviser.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., AllianceBernstein Global High Income Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Administrator

     The Adviser serves as administrator for the Funds and in that capacity performs standard administrative services. The Adviser provides administrative services to Alliance National Municipal under that Fund's Advisory Agreement and performs administrative services for ACM Municipal Securities under an Administration Agreement. The Administrator has engaged Prudential Mutual Fund Management, Inc. (the "Sub-Administrator"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., to act as sub-administrator. The Sub-Administrator prepares financial and regulatory reports for the Funds and provides other clerical services.

     Under the Administration Agreement, ACM Municipal Securities pays the fees set forth below:

     ACM Municipal Securities: The Fund pays an administrative fee at an annual rate of .15% of 1% of the Fund's average weekly net assets (determined in the same manner as described above with respect to the Advisory Agreement). Effective February 11, 2005, the Administrator has voluntarily agreed to reimburse the Fund for administrative expenses at an annual rate of .10 of 1% of the average weekly net assets of the Fund. For the services rendered to the Administrator or the Fund and related expenses borne by the Sub-Administrator, the Administrator from its own assets will pay the Sub-Administrator a monthly fee at an annual rate of .10 of 1% of the average weekly net assets of the Fund (determined in the same manner as described above with respect to the Advisory Agreement). The fee paid by the Administrator to the Sub-Administrator will not increase the expenses of the Fund. The Administration Agreement and the Sub-Administration Agreement have been approved by the Fund's Board of Directors.

     For the fiscal years ended October 31, 2005, 2004 and 2003, ACM Municipal Securities paid administrative fees to the Adviser that, in the aggregate, amounted to $325,633, $320,937, and $317,439, respectively, of which $156,635 was waived in 2005.

Stockholder Servicing

     AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides stockholder services for the Funds. The Funds reimburse ABIS for these services. For these services and for the fiscal years ended October 31, 2005; October 31, 2004; and October 31, 2003, there was no reimbursement by either Fund to ABIS.

Custodian

     Alliance National Municipal's securities and cash are held under a Custodian Agreement by State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, MA 02111. ACM Municipal Securities' securities and cash are held under a Custodian Agreement by The Bank of New York ("BONY"), One Wall Street, New York, NY 10286. The Funds' assets are held under bank custodianship in compliance with the 1940 Act.

     For these services and for the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, Alliance National Municipal paid BONY: $182,816, $165,853, and $145,532, respectively. For these services and for the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, ACM Municipal Securities paid BONY: $102,673, $125,113, and $97,489, respectively.

Dividend Paying Agent, Transfer Agent and Registrar

     BONY serves as the dividend paying agent, transfer agent and registrar for ACM Municipal Securities. Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3011 will act as the dividend paying agent, transfer agent and registrar for the common stock of each Fund. BONY is the Auction agent with respect to each Fund's preferred stock and acts as transfer agent, registrar, dividend disbursing agent, and redemption agent for such shares.

                             VALUATION OF PORTFOLIO SECURITIES

     Each Fund calculates and makes available for weekly publication the NAV of its shares of common stock. The NAV per share of a Fund's common stock is determined as of the close of trading on the NYSE each Friday or, when Friday is not a Fund business day, on the immediately preceding Fund business day, by adding the market value of all securities in a Fund's portfolio and other assets, subtracting liabilities incurred or accrued, subtracting the aggregate liquidation value of the outstanding shares of preferred stock, and dividing by the total number of a Fund's shares of common stock then outstanding.

     In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other national securities exchange, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchange are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

     Readily marketable securities traded only in the over-the-counter market and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

     Listed put and call options purchased by a Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

     Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

     U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

     Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account may factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealers quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

     All other assets of a Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

     The Board of Directors may suspend the determination of a Fund's NAV subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists whereby it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets.

                           DIVIDEND REINVESTMENT PLAN

     Stockholders of ACM Municipal Securities whose common stock is registered in their own names will automatically be enrolled as participants in that Fund's Dividend Reinvestment and Cash Purchase Plan (the "DRIP"), under which dividends and capital gain distributions to stockholders will be paid or reinvested in additional shares of the Fund (the "Dividend Shares"). Procedures are available to stockholders who do not wish to participate in the DRIP. Stockholders of Alliance National Municipal whose common stock is registered in their own names may elect to participate in that Fund's DRIP. Computershare Trust Company NA ("Agent") acts as agent to stockholders under the Plan. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the DRIP. Assuming the Acquisition is approved, the DRIP stockholders of ACM Municipal Securities will automatically be enrolled in the DRIP for Alliance National Municipal.

     If the Board declares an income distribution or determines to make a capital gains distribution payable either in shares or in cash, as holders of the shares of common stock may have elected, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares of common stock of a Fund valued as follows:

          (i) If the shares of common stock are trading at NAV or at a premium above NAV at the time of valuation, the Fund will issue new shares at the greater of NAV or 95% of the then current market price.

          (ii) If the shares of common stock are trading at a discount from NAV at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of common stock in the open market on the NYSE or elsewhere, for the participants' accounts. Such purchase will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the NAV of a share of common stock, the average purchase price per share paid by the Agent may exceed the NAV of the Fund's shares of common stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been in shares issued by the Fund.

     The Agent will maintain all stockholder's accounts in the DRIP and furnish written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant will be held by the Agent in non-certificate form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the DRIP.

     There will be no charges with respect to shares issued directly by a Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each stockholder's account will be the average cost, including brokerage commissions, of any share purchased in the open market plus the cost of any shares issued by a Fund.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

     Experience under the DRIP may indicate that changes are desirable. Accordingly, a Fund reserves the right to amend or terminate the DRIP as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants at least 90 days before the record date for such dividend or distribution. The DRIP may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the DRIP. All correspondence concerning the DRIP should be directed Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3011.

                    DESCRIPTION OF COMMON AND PREFERRED STOCK

Shares of Common Stock of the Funds

     Alliance National Municipal is authorized to issue 1,999,992,200 shares of common stock at $.001 par value. ACM Municipal Securities is authorized to issue 99,996,400 shares of common stock at $.01 par value. There are no subscription/preemptive or exchange rights under the charters. Each share of a Fund's common stock has equal voting, dividend, distribution and liquidation rights subject to the preferential rights of a Fund's preferred stock. At any time when a Fund's preferred stock are outstanding, common stockholders will not be entitled to receive any distributions from a Fund unless all accrued dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to the preferred stock would be at least 200% after giving effect to such distributions. Shares of common stock when issued are duly authorized, fully paid and nonassessable. Under the rules of the NYSE applicable to listed companies, each Fund is required to hold an annual meeting of stockholders each year.

     Holders of common stock are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors.

     Each Fund intends to distribute monthly its net investment income to holders of its common stock. Monthly distributions to common stockholders will consist of net investment income remaining after the payment of dividends on outstanding preferred stock. Net capital gains, if any, will be distributed at least annually to common stockholders to the extent such net capital gains are not necessary to satisfy the dividend, redemption or liquidation preferences of any preferred stock. For tax purposes, a Fund will be required, assuming issuance of preferred stock, to allocate net capital gain and other taxable income, if any, between common stock and preferred stock in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. While any preferred stock is outstanding, a Fund may not declare any cash dividend or other distribution on its common stock, unless, at the time of such declaration, (a) all accrued preferred stock dividends have been paid and (b) the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). This limitation on a Fund's ability to make distributions on its common stock could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company.

Shares of Preferred Stock of the Funds

     Alliance National Municipal has authorized, issued and outstanding 7,800 shares of Auction Preferred Stock as follows: 1,950 Series M Preferred Shares, 1,950 Series T Preferred Shares, 1,950 Series W Preferred Shares and 1,950 Series TH Preferred Shares. The preferred shares have a liquidation value of $25,000 per share plus accumulated unpaid dividends. Alliance National Municipal's preferred stock will pay dividends based on a rate set at Auctions, normally held weekly, except in the case of special rate periods. For Series M Preferred Shares, Series T Preferred Shares, Series W Preferred Shares and Series TH Preferred Shares auctions are held respectively, on Mondays, Tuesdays, Wednesdays and Thursdays. Dividends are payable, when, as and if authorized by the Board and declared by the Fund: on Series M Preferred Shares on Tuesdays; on Series T Preferred Shares on Wednesdays; on Series W Preferred Shares on Thursdays and on Series TH Preferred Shares on Fridays.

     ACM Municipal Securities has authorized, issued and outstanding 3,600 shares of Auction Preferred Stock as follows: 1,200 Series A Preferred Shares, 1,200 Series B Preferred Shares and 1,200 Series C Preferred Shares. The preferred shares have a liquidation value of $25,000 per share plus accumulated unpaid dividends. ACM Municipal Securities' preferred shares will pay dividends based on a rate set at Auctions, normally held weekly, except in the case of special rate periods. For Series A Preferred Shares, Series B Preferred Shares, and Series C Preferred Shares auctions are held, respectively, on Wednesdays, Mondays, and Thursdays. Dividends are payable, when, as and if authorized by the Board and declared by the Fund: on Series A Preferred Shares on Thursdays; on Series B Preferred Shares on Tuesdays; and on Series C Preferred Shares on Fridays.

     If dividends are payable on a day that is not a business day then such dividends will be paid on such shares on the first business day that falls after that day.

     Each series of preferred stock of a Fund will rank on parity with any other series of preferred stock of that Fund as to the payment of dividends and the distribution of assets upon liquidation. Preferred stock is, when issued, fully paid and, subject to matters discussed in a Fund's Articles of Supplementary, non-assessable and have no preemptive or conversion rights or rights to cumulative voting.

     Except as otherwise provided in a Fund's Charter or as otherwise required by law, preferred stockholders will have equal voting rights with common stockholders (one vote per share) and will vote together with common stockholders and any other preferred stockholders as a single class. The Firm's charter sets forth matters on which a Fund's preferred stockholders will vote separately as a single class.

     In connection with the election of a Fund's Directors, holders of outstanding preferred stock, voting as a separate class, are entitled to elect two of a Fund's Directors, and the remaining Directors are elected by common stockholders and preferred stockholders, voting together as a single class. The Funds' Charters sets forth circumstances relating to outstanding and unpaid dividends due to preferred stockholders that would entitle such stockholders to elect members to the Board that would result in such stockholders having elected a majority of the Directors to the Board.

     (i)  Redemptions

     The redemption provisions pertaining to the preferred stock of each Fund are similar. It is anticipated that preferred stock of each Fund will generally be redeemable at the option of the applicable Fund at a price equal to the liquidation preference of each ($25,000 per share), plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Preferred stock of each Fund is also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of a Fund to maintain asset coverage requirements for its preferred stock specified by Moody's and S&P in connection with their issuance of ratings on their preferred stock.

     (ii) Liquidation

     Subject to the rights of holders of any series or class or classes of shares ranking on parity with a Fund's preferred stock with respect to the distribution of assets upon liquidation of a Fund, upon liquidation of a Fund, whether voluntary or involuntary, the holders of preferred stock then outstanding will be entitled to receive and be paid out of the assets of a Fund available for distribution to its stockholders, before any payment or distribution shall be made on the common stock or on any other class of stock of a Fund ranking junior to the preferred stock, an amount equal to the liquidation preference with respect to such shares, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable gross-up payments (i.e., to account for certain federal income tax liability consequences) in connection with the liquidation of a Fund. After the payment to the holders of preferred stock of the full preferential amounts provided for as described herein, the holders of preferred stock shall have no right or claim to any of the remaining assets of a Fund.

     Neither the sale of all or substantially all the property or business of a Fund, nor the merger or consolidation of a Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with a Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

     (iii) Ratings

     The preferred stock of each Fund has been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its preferred stock are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred stock have been developed by S&P and Moody's and are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for preferred stock, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

     Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's preferred stock, may, at any time, change or withdraw any such rating. As set forth in the Articles of Supplementary, each Fund, without stockholder approval, may modify certain definitions or restrictions that have been adopted by a Fund pursuant to the rating agency guidelines, provided the Board of a Fund has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the preferred stock.

     Each Fund is required under the 1940 Act and Moody's and S&P guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the preferred stock Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of a Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of a Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of each Fund's total assets. The preferred stock Basic Maintenance Amount includes, among other things, the sum of (a) the aggregate liquidation preference of preferred stock then outstanding and (b) certain accrued and projected payment obligations of a Fund.

     Each Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to preferred stock, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities that are shares, including preferred stock (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its common stock or 1940 Act preferred stock asset coverage).

     In the event each Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the preferred shares basic maintenance amount or (b) the 1940 Act preferred stock asset coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the preferred stock, a Fund will be required to redeem preferred stock as described under "Redemption--Mandatory Redemption" above.

     Each Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the preferred stock may, at any time, change or withdraw any such rating. The Board may in its sole discretion modify the definitions and related provisions that have been adopted by each Fund pursuant to the rating agency guidelines if necessary or appropriate with respect to the preferred stock if each Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such modification would not impair the ratings then assigned by Moody's and S&P to the preferred stock.

     As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the preferred stock are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of preferred stock will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by a Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common stock has not been rated by an NRSRO.

     A rating agency's guidelines will apply to the preferred stock only so long as such rating agency is rating such shares. Each Fund will pay certain fees to Moody's or S&P, or both, for rating the preferred stock.

     Board of Directors
     ------------------

     Each Fund has a Board of Directors that is divided into three classes of Directors. The terms of the Directors in a class are staggered so that for a given year only one class of Directors will be up for election by a Fund's stockholders. The Funds believe that classification of the Board of Directors will help to assure the continuity and stability of a Fund's business strategies and policies as determined by the Board of Directors.

     The classified board provision could have the effect of making the replacement of incumbent Directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent Directors will retain their positions. The staggered terms of Directors may delay, defer, or prevent a tender offer or an attempt to change control of a Fund, although the tender offer or change in control might be in the best interest of the stockholders.

     The procedures available to a Fund's stockholders for calling stockholders' meetings for the removal of directors are the same. Under Maryland law and the Funds' charters, a director may be removed only with cause at a meeting duly called and at which a quorum is present by the affirmative vote of seventy-five percent of all the votes entitled to be cast.

Stockholder Meetings
--------------------

     Special meetings of stockholders for any purpose may be called by a Fund's Secretary upon the written request of holders of shares entitled to cast not less than a majority of the votes entitled to be cast at a meeting.

     Except as otherwise required by law or a Fund's charter, the presence in person or by proxy of the holders of a majority of the shares entitled to be cast constitutes a quorum at any meeting of stockholders of a Fund. Pursuant to each Fund's charter, except in instances involving extraordinary corporate action, such as in a merger, making amendments to its Charter or removal of a director, generally, the vote of a majority of the aggregate number of votes entitled to be cast on a matter is required in order to take or authorize any such action for which approval of the stockholders is sought. The By-Laws of each Fund provides that each director shall be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast; for other matters, when a quorum is present, the affirmative vote of a majority of the votes cast shall decide any question brought before such meeting unless a statute or charter requires a higher voting margin.

The Auction
-----------

     General. The Articles provide that, except as otherwise described herein, the Applicable Rate for the shares of each series of preferred stock, for each Rate Period of shares of such series after the Initial Rate Period thereof, shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures"), in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an Auction. See the Articles for a more complete description of the Auction process.

     Auction Agency Agreement. Each Fund has entered into an Auction Agency Agreement with the Auction Agent that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of preferred stock so long as the Applicable Rate for shares of such series is to be based on the results of an Auction. Each Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to a Fund on a date no earlier than 45 days after such notice, except that if the Auction Agent has not received amounts due to it under the terms of the Auction Agency Agreement, the Auction Agent may terminate on a date 30 days after delivering to a Fund notice of its failure to receive such amounts. If the Auction Agent should resign, a Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. A Fund may remove the Auction Agent provided that prior to such removal a Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by a Fund, which provide for the participation of those Broker-Dealers in Auctions for preferred stock.

     The Auction Agent after each Auction for preferred stock will pay from funds provided by each Fund a service charge to each Broker-Dealer on the basis of the purchase price of the preferred stock placed by the Broker-Dealer at the Auction. The service charge will be paid at the annual rate of .25% in the case of any Minimum Rate Period or a Rate Period of less than one year, or a percentage agreed to by a Fund and the Broker-Dealers in the case of any Auction for a Rate Period of one year or longer. For the purposes of the preceding sentence, preferred stock will be placed by a Broker-Dealer if such shares were
(a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     Each Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Auction Procedures
------------------

     Prior to the Submission Deadline on each Auction Date for a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as holder of shares of the series, or a Beneficial Owner, may submit Orders with respect to shares of such series to that Broker-Dealer as follows:

     o Hold Order--indicating its desire to hold shares of the series without regard to the Applicable Rate for shares of the series for the next Rate Period thereof.

     o Bid--indicating its desire to sell shares of the series at $25,000 per share if the Applicable Rate for the shares for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     o Sell Order--indicating its desire to sell shares of the series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to a series of preferred stock then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the preferred stock subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional preferred stock is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of a series of preferred stock but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Benefit Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefore will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by a Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither a Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any preferred stock held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of preferred stock held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of a Fund.

     If Sufficient Clearing Bids for a series of preferred stock exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of preferred stock do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of preferred stock, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of a series of preferred stock that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in the same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     The Auction for Series M Preferred Shares will normally be held every Monday, and each Subsequent Rate Period of shares of such series will normally begin on the following Tuesday. The Auction for Series T Preferred Shares will normally be held every Tuesday, and each Subsequent Rate Period of shares of such series will normally begin on the following Wednesday. The Auction for Series W Preferred Shares will normally be held every Wednesday, and each Subsequent Rate Period of shares of such series will normally begin on the following Thursday. The Auction for Series TH Preferred Shares will normally be held every Thursday, and each Subsequent Rate Period of shares of such series will normally begin on the following Friday.

     Whenever a Fund intends to include any net capital gain or other income taxable for regular federal income tax purposes in any dividend on preferred stock, a Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from a Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

Secondary Trading Market and Transfer of Preferred Stock
--------------------------------------------------------

     The Broker-Dealers are expected to maintain a secondary trading market in preferred stock outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in preferred stock will provide owners with liquidity of investment. The preferred stock is not registered on any stock exchange or on the NASDAQ Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of preferred stock only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by a Fund; provided, however, that (a) a sale, transfer or other disposition of preferred stock from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by a Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

Certain Anti-Takeover Provisions of the Funds' Charters and By-Laws

     The Funds presently have provisions in their Charters and By-Laws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquired control of a Fund, (ii) a Fund's freedom to engage in certain transactions, or (iii) the ability of a Fund's Directors or stockholders to amend the Charter Documents or effect changes in a Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions.

     The Board of Directors of each Fund is divided into three classes, each having a term of three years. At each annual meeting of stockholders, the term of one class of Directors expires. Accordingly, only those Directors in one class maybe changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of Directors even if they are not then standing for reelections and under SEC regulations procedures are available for including stockholders proposals in management's annual proxy statement). Such a system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for a Fund's stockholders to change the majority of Directors. Generally under a Fund's Charter, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and amendment to the Fund's Charter. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of a Fund is required generally to authorize any of the following transactions or to amend the provisions of the Charter relating to such transactions:

          (i) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

          (ii) issuance of any securities of the Fund to any person or entity for cash;

         (iii) sale, lease, or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

          (iv) sale, lease, or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal stockholder"). However, such vote would not be required where, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange, or sale of all or substantially all of a Fund's assets, the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required.

     The provisions of the Charter Documents described above and a Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, they provide the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of a Fund's management and investment objective and policies. The Board of Directors of each Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of a Fund and its stockholders.

                             PORTFOLIO TRANSACTIONS

     Subject to the general supervision of a Fund's Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for a Fund. A Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis, which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by a Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

     A Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of each Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with a Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of shares of a Fund as a factor in the selection of dealers to enter into portfolio transactions with a Fund.

     The Funds may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Funds will attempt to negotiate best execution.

Brokerage Allocation and Other Practices

     Neither a Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to a Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

     The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through whom a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with a Fund. A Fund will deal in some instances in equity securities, which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, a Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

     A Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

--------------------------------------------------------------------------------
             Fund                           Brokerage Commission Paid ($)
--------------------------------------------------------------------------------
Alliance National Municipal
(Fiscal Year End - October 31)
--------------------------------------------------------------------------------
     2005                                              $0
--------------------------------------------------------------------------------
     2004                                              $0
--------------------------------------------------------------------------------
     2003                                              $0
--------------------------------------------------------------------------------
ACM Municipal Securities
(Fiscal Year End - October 31)
--------------------------------------------------------------------------------
     2005                                              $0
--------------------------------------------------------------------------------
     2004                                              $0
--------------------------------------------------------------------------------
     2003                                              $0
--------------------------------------------------------------------------------

                                  DISTRIBUTIONS

     Each Fund intends to distribute monthly its net investment income. Net capital gains, if any, will normally be distributed at least annually to holders of common stock to the extent such net capital gains are not necessary to satisfy the dividend, redemption, or liquidation preferences of any preferred stock. For tax purposes, the Funds are currently required to allocate net capital gains and other taxable income, if any, between shares of common stock and shares of preferred stock in proportion to total distributions paid to each class for the year in which such net capital gains or other taxable income is realized. See "Taxation - United States Federal Income Taxes - Distributions." While any shares of preferred stock are outstanding, the Funds may not declare any cash dividend or other distribution on their common stock, unless at the time of such declaration, (a) all accrued preferred stock dividends have been paid and (b) the NAV of the Funds' portfolios (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). This limitation on the Funds' ability to make distributions on their common stock could under certain circumstances impair the ability of the Funds to maintain their qualifications for taxation as regulated investment companies. See "Taxation - United States Federal Income Taxes - Distributions."

                                    TAXATION

     Taxation of the Funds. The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their stockholders, the Funds must, among other things:

     (a) derive at least 90% of their gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to their business of investing in such stock, securities, or currencies or net income from certain publicly traded partnerships;

     (b) distribute with respect to each taxable year at least 90% of the sum of their taxable net investment income (which includes the excess, if any, of net short-term capital gains over net long-term capital losses) and their net tax-exempt income for such year; and

     (c) diversify their holdings so that, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, (ii) not more than 25% of the value of a Fund's assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that a Fund controls and which are engaged in the same, similar, or related trades or businesses and (iii) not more than 25% of the value of a Fund's assets is invested in securities of one or more "qualified publicly traded partnerships".

     If a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income distributed in a timely manner to its stockholders in the form of dividends (including capital gain dividends).

     If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to stockholders as ordinary income or "qualified dividend income" taxable at a maximum rate of 15% to U.S. non-corporate stockholders (through 2010) provided certain requirements are satisfied. Such distributions generally would be eligible for the dividends received deduction in the case of corporate stockholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     Each Fund may retain for investment its net capital gain. However, if a Fund retains any net capital gain or any net investment income, it will be subject to tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually to its stockholders all or substantially all of its net tax-exempt interest and any net investment income and net capital gain.

     If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such calendar year, plus any undistributed ordinary income and capital gain net income from previous years, that Fund will be subject to a 4% excise tax on the undistributed amounts. For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. A dividend paid to stockholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to stockholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     If at any time when preferred stock is outstanding a Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to common stockholders until the requisite asset coverage is restored. Any such suspension may cause a Fund to pay the 4% federal excise tax and may, in certain circumstances, prevent a Fund from qualifying for treatment as a regulated investment company. Each Fund may redeem preferred stock in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. There can be no assurance, however, that any such action would achieve such objectives.

     Fund Distributions. Distributions from the Funds (other than exempt-interest dividends, as discussed below) will be taxable to stockholders as ordinary income to the extent derived from net investment income (which includes any net short-term capital gains). Distributions of net capital gain (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to stockholders as long-term capital gain, regardless of how long a stockholder has held the shares in a Fund. The Funds' distributions will not qualify for the dividends received deduction for corporate stockholders. It is not expected that any portion of the Funds' distributors will be treated as "qualified dividend income" taxable at a maximum rate of 15% to U.S. non-corporate stockholders (through 2010).

     Alternative Minimum Tax. Current federal income tax law imposes an AMT with respect to both corporations and individuals. Interest on tax-exempt Municipal Securities issued after August 7, 1986 that are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company, such as the Funds, which receive interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT, though for regular Federal income tax purposes such interest will remain fully tax-exempt. The Funds will annually notify stockholders of the portion of exempt-interest dividends paid by the Funds that will be treated as an item of tax preference for purposes of the AMT. In addition, interest on all tax-exempt Municipal Securities, and therefore all distributions by the Funds that would otherwise be tax-exempt, will be included in the "adjusted current earnings" of corporations for AMT purposes.

     The interest on AMT Municipal Securities, in which the Funds will invest a substantial portion of their assets, is not tax-exempt for federal income tax purposes when received by persons who are "substantial users" of the facilities financed by such bonds or by "related persons" of such substantial users. Consequently, the Funds may not be appropriate investments for persons who are considered either a substantial user or a related person under the applicable rules, and prospective investors should consult their tax advisers on whether they would constitute substantial users or related persons of facilities financed by AMT Municipal Securities before purchasing shares of the Funds.

     Exempt-interest dividends. The Funds will be qualified to pay exempt-interest dividends to their stockholders only if, at the close of each quarter of each Fund's taxable year, at least 50% of the total value of that Fund's assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions from each Fund will constitute exempt-interest dividends to the extent of that Fund's tax-exempt interest income (net of expenses and amortized bond premium). Distributions that the Funds properly designate as exempt-interest dividends are treated as interest excludable from stockholders' gross income for federal income tax purposes, although such distributions are required to be reported on the stockholders' federal income tax returns and may be taxable for state and local purposes. Because the Funds intend to qualify to pay exempt-interest dividends, the Funds may be limited in their ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

     The Funds designate distributions made to the share classes as consisting of a portion of each type of income distributed by the Funds. The portion of each type of income deemed received by each class of stockholders is equal to the portion of total Fund dividends received by such class for that taxable year. Thus, the Funds will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the Preferred and common stockholders in proportion to the total dividends paid to each class during or with respect to the taxable year, or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between the two (or more) classes.

     Dividend and capital gains distributions will be taxable as described above whether received in cash or in shares. A stockholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the stockholder, or the amount of cash allocated to the stockholder for the purchase of shares on its behalf.

     Part or all of the interest on indebtedness, if any, incurred or continued by a stockholder to purchase or carry shares of the Funds paying exempt-interest dividends is not deductible. Under rules used by the Internal Revenue Service (the "Service") to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     The Funds may invest in tax-exempt municipal securities subject to the AMT. Under current federal income tax law, (i) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds" and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations although for regular federal income tax purposes such interest will remain fully tax-exempt, and (ii) interest on all tax-exempt obligations and all exempt-interest dividends will be included in "adjusted current earnings" of corporations for AMT purposes.

     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any stockholders who are "substantial users," within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     Each Fund will inform investors within 60 days of that Fund's taxable year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of each Fund's income that was tax-exempt during the period covered by the distribution.

     The Funds will allocate distributions to stockholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the common stock and preferred stock in proportion to total dividends paid to each class for the year.

     Hedging Transactions. If the Funds engage in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds' securities, affect whether gains and losses realized by the Funds are ordinary or capital, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to stockholders. Income earned as a result of the Funds' hedging activities will not be eligible to be treated as exempt-interest dividends when distributed to stockholders. The Funds will endeavor to make any available elections and entries in its books and records pertaining to such transactions in a manner believed to be in the best interests of the Funds and their stockholders.

     Return of Capital Distributions. If a Fund makes a distribution to you in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

     Dividends and distributions on the Funds' shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular stockholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Funds' NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Funds' NAV also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains earned by the Fund prior to the stockholder's investment (and thus included in the price paid by the stockholder).

     Securities Issued or Purchased at a Discount. The Funds' investment in securities issued at a more than de minimis discount, and certain other obligations, will (and investments in securities purchased at a discount may) require the Funds to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Funds may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares will give rise to gain or loss in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the stockholder's adjusted tax basis in the shares. Any gain or loss realized upon a taxable disposition of shares held as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares held as a capital asset will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss realized upon a taxable disposition of shares held for six months or less but not disallowed as provided in the preceding sentence will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the stockholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     If a Fund redeems some but not all of the preferred stock held by a preferred stockholder and such stockholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that non-redeeming preferred stockholders will be treated as having received taxable distributions from that Fund.

     Backup Withholding. The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any non- corporate stockholder who fails to properly furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding. Backup withholding is not an additional tax; rather any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

     General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Funds, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

UNITED STATES FEDERAL INCOME TAXATION OF A FUND

     The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

     Currency Fluctuations - "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to stockholders, rather than as an ordinary dividend, reducing each stockholder's basis in his Fund shares. To the extent that such distributions exceed such stockholder's basis, each will be treated as a gain from the sale of shares.

     Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts will be considered 60% long-term and 40% short-term capital gain or loss. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

     With respect to over-the-counter put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

     Tax Straddles. Any option, futures contract, forward contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that
(i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is capital. No such regulations have yet been issued. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

     Zero Coupon Treasury Securities. Under current federal tax law, a Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though a Fund receives no interest payment in cash on the security during the year. Accordingly, a Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary. A Fund may realize a gain or loss from such sales. In the event a Fund realize net capital gains from such transactions, its stockholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions.

     Government Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities such as GNMA Certificates, FNMA Certificates, and FHLMC Certificates generally are taxable as trusts for Federal income tax purposes, with the certificate holders treated as the owners of the trust involved. As a result, payments of interest, principal and prepayments made on the underlying mortgage pool are taxed directly to certificate holders such as a Fund. Payments of interest, principal and prepayments made on the underlying mortgage pool will therefore generally maintain their character when received by a Fund.

                                  LEGAL MATTERS

     Certain legal matters concerning the Funds and their participation in the Acquisition, the issuance of Alliance National Municipal shares in connection with the Acquisition and the tax consequences of the Acquisition will be passed upon by Seward & Kissel LLP, One Battery Park Plaza, New York, NY 10004, counsel to the Funds.

                                     EXPERTS

     The audited financial information in the Prospectus/Proxy Statement and the SAI has been included in reliance on the report of Ernst & Young LLP, independent registered public accountants, Five Times Square, New York, NY 10036, given on its authority as experts in auditing and accounting.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

(a) The Financial Statements required under Item 14(a) of Form N-14 are incorporated by reference herein from the:

1. ACM Municipal Securities Income Fund, Inc. Annual Report for the period ended October 31, 2005, filed with the SEC on January 9, 2006 (File No. 811-07510).

2. ACM Municipal Securities Income Fund, Inc., Semi-Annual Report for the period ended April 30, 2006, filed with the SEC on July 10, 2006 (File No. 811-07510).

3. Alliance National Municipal Income Fund, Inc. Annual Report for the period ended October 31, 2005 filed with the SEC on January 9, 2006 (File No. 811-10573).

4. Alliance National Municipal Income Fund, Inc. Semi-Annual Report for the period ended April 30, 2006 filed with the SEC on July 10, 2006 (File No. 811-10573).

(b) Pro Forma Financial Information:

     The following represents the pro forma financial information:

                               PRO FORMA ALLIANCE
                         NATIONAL MUNICIPAL INCOME FUND,
                              FINANCIAL STATEMENTS

                     ALLIANCE NATIONAL MUNICIPAL INCOME FUND

                      ACM MUNICIPAL SECURITIES INCOME FUND

                                 April 30, 2006

                                   (unaudited)

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCE
NATIONAL MUNICIPAL INCOME FUND                                Alliance National Municipal Income Fund
April 30,  2006 (unaudited)                                      ACM Municipal Securities Income Fund
                                        Pro Forma
                                        Alliance
                                        National
                                        Municipal      Alliance         ACM            Pro Forma
                                        Income Fund    National       Municipal     Alliance National
                                        Principal      Municipal     Securities    Municipal Income
                                        Amount        Income Fund    Income Fund         Fund
                                         (000)        (U.S.$ Value)  (U.S.$ Value)    (U.S.$ Value)
-----------------------------------------------------------------------------------------------------
Long-Term Municipal Bonds --162.2%
Alabama --   7.1%
Huntsville Hlth Care Auth
   (Huntsville Hosp Sys) Ser 02B
     5.75%,  6/01/32                    $ 6,000      $ 6,349,440    $    -0-          6,349,440

Jefferson Cnty Ltd Obligation
     Sch Warrants Ser 04A
     5.25%,  1/01/18                      1,300            -0-        1,357,369       1,357,369
     5.25%,  1/01/23                      1,800        1,325,413        545,758       1,871,171

Jefferson Cnty Swr Rev
     FGIC Ser 99A
     5.38%,  2/01/36                      7,405        7,798,354            -0-       7,798,354

Jefferson Cnty Wtr and Swr Rev
     FGIC Ser 02B Prerefunded
     5.00%,  2/01/41                      1,535           -0-         1,625,949       1,625,949
     FGIC Ser 02B Unrefunded
     5.00%,  2/01/41                      2,465           -0-         2,618,052       2,618,052

Marshall Cnty Hlth Care Auth
     (Marshall Cnty Med
     Ctr) Ser 02A
     5.75%,  1/01/32                      2,500        2,587,750            -0-       2,587,750
     (Marshall Cnty Med
     Ctr) Ser 02D
     5.75%,  1/01/32                      3,000        3,107,010            -0-       3,107,010

Montgomery Spl Care Facs Fin Auth Rev
     (Baptist Health) Ser 04C
     5.13%,  11/15/24                     1,500        1,517,025            -0-       1,517,025
     5.25%,  11/15/29                     1,810          877,100      1,082,840       1,959,940
                                                      ----------     ----------      ----------
                                                      23,562,092      7,229,968      30,792,060
                                                      ----------     ----------      ----------

Alaska --    3.7%
Alaska Intl Arpt Rev
     MBIA Ser 03B
     5.00%,      10/01/26                 2,000        1,029,900      1,029,900       2,059,800

Alaska Muni Bd Bank Auth
     MBIA Ser 03E
     5.25%,   12/01/26                    3,000            -0-        3,168,630       3,168,630
     MBIA Ser 04G
     5.00%,   2/15/22                     1,585            -0-        1,639,603       1,639,603
     5.00%,   2/15/24                     1,345        1,387,771            -0-       1,387,771

Anchorage Waste Wtr Rev
     MBIA Ser 04
     5.13%,   5/01/29                     3,050          779,137      2,389,355       3,168,492

Four Dam Pool Elec Rev
     Ser 04
     5.00%,   7/01/24                     1,035        1,050,867            -0-       1,050,867
     5.25%,   7/01/25                     2,195           -0-        2,253,453        2,253,453
     5.25%,   7/01/26                     1,385        1,414,390            -0-       1,414,390
                                                      ----------     ----------     -----------
                                                       5,662,065     10,480,941      16,143,006
                                                      ----------     ----------     -----------
Arizona --      0.7%
Arizona Cap Facs Fin Corp
     (Arizona St Univ Proj)
     6.25%,     9/01/32                   1,550           -0-         1,593,276       1,593,276

Phoenix Civic Impt Corp
     Wastewater Sys Rev
     (JR Lien)
     MBIA Ser 04
     5.00%,     7/01/23                   1,250           -0-         1,298,275       1,298,275
                                                     -----------      ---------      ----------
                                                          -0-         2,891,551       2,891,551
                                                     -----------      ---------      ----------
Arkansas --     1.0%
Arkansas Dev Fin Auth SFMR
     (Mtg Rev) GNMA Ser 02A
     5.30%,     7/01/34                   4,430        4,485,995            -0-       4,485,995
                                                     -----------      ---------      ----------

California --   10.0%
Burbank Redev Agy
     FGIC Ser 03
     5.625%,    12/01/28                  2,700             -0-       2,952,909       2,952,909

California Dept of Wtr
     Ser 02A
     5.375%,    5/01/22                   2,000             -0-       2,185,660       2,185,660

California GO
     Ser 02
     5.25%,     4/01/30                   1,000        1,037,980            -0-       1,037,980
     Ser 03
     5.00%,     2/01/32                   2,450             -0-       2,488,808       2,488,808
     5.00%,     2/01/33                   1,100             -0-       1,117,281       1,117,281
     Ser 04
     5.25%,     4/01/29                   2,000        2,086,660            -0-       2,086,660

Chula Vista IDR
     (San Diego Gas) Ser 96A
     5.30%,     7/01/21                   4,000        4,200,320            -0-       4,200,320

Coachella Valley Uni Sch Dist
     MBIA Ser 03
     5.00%,     9/01/31                   1,000        1,024,580            -0-       1,024,580

Golden St
     Tobacco Settlement XLCA
     Ser 03B
     5.50%,     6/01/33                   3,000             -0-       3,276,840       3,276,840
     Tobacco Settlement
     RADIAN Ser 03B
     5.50%,     6/01/43                   2,250             -0-       2,457,630       2,457,630

Hartnell Comm College
     MBIA Ser 03A
     5.00%,     8/01/27                   1,155        1,236,705            -0-       1,236,705

La Quinta Fin Auth Loc Agy Rev
     AMBAC Ser 04A
     5.25%,     9/01/24                   2,000        2,120,200            -0-       2,120,200

Los Angeles Cmnty Redev Agy
     Ser 04L
     5.00%,        3/01/18                1,715        1,696,786            -0-       1,696,786

Los Angeles Regl Arpts
     (Laxfuel Corp) AMBAC Ser 01 AMT
     5.50%,        1/01/32                9,500        9,868,505            -0-       9,868,505

Pomona Lease Rev
     AMBAC Ser 03
     5.50%,        6/01/34                3,000             -0-       3,245,880       3,245,880

San Rafael Elem Sch Dist
     FSA Ser 03A
     5.50%,        8/01/28                2,820        2,877,359            -0-       2,877,359
                                                     -----------    -----------     -----------
                                                      26,149,095     17,725,008      43,874,103
                                                     -----------    -----------     -----------

Colorado - 4.1%
Avon Hsg Auth MFHR
     (Buffalo Ridge II Proj) GNMA
     Ser 02A AMT
     5.70%,        10/20/43               4,950        5,081,571            -0-       5,081,571

Colorado Ed & Cultural Facs Auth Rev
     (Knowledge Quest Charter Sch)
     Ser 05
     6.50%,        5/01/36                  500          500,665            -0-         500,665

Colorado Hlth Facs Auth Rev
     (Parkview Med Ctr) Ser 04
     5.00%,        9/01/25                2,560        1,806,444        762,721       2,569,165

Colorado Toll Rev
     (Hwy E-470) Ser 00
     Zero Coupon, 9/01/35                10,000             -0-       1,278,700       1,278,700

Denver City & Cnty MFHR
     (Clyburn Stapleton Proj) GNMA
     Ser 02 AMT
     5.50%,        12/20/43               2,155        2,181,657            -0-       2,181,657

Northwest Metro Dist No 3
     (Ltd Tax) Ser 05
     6.13%,        12/01/25               1,000          521,370        521,370       1,042,740

Park Creek Metro Dist Rev
     (Ref-Sr-Ltd Tax Ppty Tax) Ser 05
     5.25%,        12/01/25               3,000        1,870,526      1,179,244       3,049,770
     5.50%,        12/01/30                 890          911,520            -0-         911,520

Todd Creek Farms Metro Dist No 1 Wtr
     Rev (Ref & Impt) Ser 04
     6.13%,        12/01/19               1,180          778,417        399,188       1,177,605
                                                      ----------    -----------      ----------
                                                      13,652,170      4,141,223      17,793,393
                                                      ----------     ----------     -----------
District of Columbia -- 0.8%
District of Columbia Spl Tax Rev
     (Gallery Place Proj) Ser 02 FSA
     5.40%,          7/01/31              3,500        3,673,390            -0-       3,673,390
                                                      ----------     ----------     -----------
Florida --      0.0%
Beacon Tradeport CDD
     Ser 02B
     7.25%,     5/01/33                   5,550        5,890,160            -0-       5,890,160

Brevard Cnty HFA SFMR
     (Mtg Rev) GNMA Ser 02C AMT
     5.40%,     3/01/33                     945          952,305            -0-         952,305

Collier Cnty CFD
     (Fiddler's Creek) Ser 02A
     6.88%,     5/01/33                   2,950        3,080,272            -0-       3,080,272
     (Fiddler's Creek) Ser 02B
     6.63%,     5/01/33                   2,215        2,284,662            -0-       2,284,662

Dade Cnty Arpt Rev
     (Miami Int'l Arpt) FGIC Ser 02
     AMT
     5.38%,     10/01/32                  6,040        6,280,090            -0-       6,280,090

Florida Ed & Athletic Fac
     (FSU Finl Assist) AMBAC Ser 02
     (Westlake Apts)  FSA Ser 02-D1
     AMT
     5.40%,     3/01/42                   8,780             -0-       8,897,476       8,897,476
     (Westminster Apts) FSA Ser
     02E-1 AMT
     5.40%,     4/01/42                   3,000        3,052,950            -0-       3,052,950

Hamal CDD
     (Hamal) Ser 01
     6.75%,     5/01/31                   2,460        2,577,096            -0-       2,577,096

Jacksonville Wtr & Swr Sys Rev
     (Jacksonville Elec) MBIA Ser
     02A
     5.50%,     10/01/41 (a)             20,000       20,308,200            -0-      20,308,200

Lee Cnty Arpt Rev
     (Southwest FL Intl) FSA Ser
     00A AMT
     5.75%,     10/01/22-10/01/25         9,500       10,130,835            -0-      10,130,835

Lee Cnty CDD
     (Miromar Lakes) Ser 00A
     7.25%,     5/01/12                   1,490        1,559,821            -0-       1,559,821

Lee Cnty IDA Hlth Fac
     (Shell Point Village) Ser 99A
     5.50%,     11/15/29                  6,170        2,522,525      3,703,067       6,225,592

Lee Cnty Transn Fac
     (Sanibel Brdgs & Causway) CIFG
     Ser 05B
     5.00%,     10/01/30                  1,700        1,764,566            -0-       1,764,566

Miami Beach Hlth Facs Hosp Rev
     (Mount Sinai Med Ctr) Ser 04
     6.75%,     11/15/24 (b)              4,000        2,218,060      2,218,060       4,436,120

Miami-Dade Cnty Spl Oblig
     MBIA Ser 04B
     5.00%,        4/01/24                4,000            -0-        4,147,920       4,147,920

Midtown Miami CDD
     Ser 04A
     6.00%,        5/01/24                2,500        2,650,075            -0-       2,650,075

Orange Cnty Hlth Facs Hosp Rev
     (Orlando Regional) Ser 02
     5.75%,        12/01/32               2,800        1,547,238      1,547,238       3,094,476

Ready Creek Fla Impt Dist Fla Utils
Rev AMBAC
     5.00%,        10/01/25               2,845             -0-       2,950,834       2,950,834

Pinellas Cnty HFA SFMR
     (Mtg Rev) GNMA/FNMA Ser 02A AMT
     5.40%,        3/01/32                  830          837,777            -0-         837,777

UCF Assn Ctfs
     FGIC Ser 04A
     5.125%,       10/01/24               1,325             -0-       1,389,978       1,389,978

Village CDD
     Ser 03A
     6.00%,        5/01/22                  875          908,836            -0-         908,836
                                                       ---------    -----------    ------------
                                                      73,705,968     24,854,573      98,560,541
                                                     -----------    -----------    ------------

Georgia --         1.7%
Cartersville Dev Auth
     (Anheuser Busch Proj) Ser 02
     AMT
     5.95%,        2/01/32                2,510        2,708,039            -0-       2,708,039

Georgia HFA SFMR
     (Mtg Rev) Ser 02A-2 AMT
     5.60%,        12/01/32               4,510        4,586,129            -0-       4,586,129
                                                       -----------  -----------    ------------
                                                       7,294,168            -0-       7,294,168
                                                     -----------    -----------    ------------
Hawaii --          1.0%
Hawaii St Elec Rev
     XLCA Ser 03B AMT
     5.00%,        12/01/22               4,500        2,034,980      2,543,725       4,578,705
                                                     -----------    -----------    ------------

Illinois --        17.6%
Bolingbrook GO
     FGIC Ser 02A
     5.38%,        1/01/38                5,000        5,218,700            -0-       5,218,700

Chicago Arpt Rev
     (O'Hare Int'l Arpt) MBIA Ser
     02A AMT
     5.38%,        1/01/32               15,000       15,482,100            -0-      15,482,100
     (O'Hare Int'l Arpt) XLCA Ser
     03B-1
     5.25%,         1/01/34               4,860        1,834,202      3,230,696       5,064,898

Chicago GO
        FGIC Ser 00C
        Prerefunded
        5.50%,    1/01/40                 9,135        9,841,684            -0-       9,841,684
        FGIC Ser 00C Unrefunded
        5.50%,    1/01/40                 5,450        5,739,940            -0-       5,739,940
        FSA Ser 04A
        5.00%,    1/01/25                 2,165            -0-        2,232,938       2,232,938

Chicago Hsg Agy SFMR
        (Mortgage Rev) GNMA/FNMA
        Ser 02B AMT
        6.00%,    10/01/33                  605            -0-          619,260         619,260

Chicago Park Dist
      GO
        (Ltd Tax) AMBAC Ser 04A
        5.00%,    1/01/25                 2,585            -0-        2,670,538       2,670,538

Chicago Parking Rev
        (Lakefront Millennium)
        MBIA Ser 98
        5.13%,    1/01/28                 8,600        8,830,480            -0-       8,830,480

Chicago Sales Tax Rev
        FGIC Ser 98
        5.25%,    1/01/28                 5,710        5,905,510            -0-       5,905,510

Cook Cnty Sch Dist
        FSA Ser 04
        4.60%,    12/01/20 (c)            2,000          944,620        944,620       1,889,240

Gilberts Special Service
      Area No 15 Spl Tax
        (Gilberts Town Ctr Proj)
        Ser 05
        6.00%,    3/01/28                 2,766        2,745,476            -0-       2,745,476

Illinois Fin Auth
        (Inst of Technology Rev)
        Ser 06A
        5.00%,    4/01/31                 1,250          890,460        367,252       1,257,712
        (Loyola Univ Chicago) XLCA
        Ser 04A
        5.00%,    7/01/24                 1,495            -0-        1,541,375       1,541,375

Manhattan
        No 04-1 (Brookstone
        Springs Proj) Ser 05
        5.88%,    3/01/28                 1,875        1,888,838            -0-       1,888,838

Met Pier & Expo Auth
        (McCormick Place) MBIA Ser
        02A
        5.25%,    6/15/42                 5,500        3,917,137      1,827,998       5,745,135
                                                       ---------    -----------     -----------
                                                      63,239,147     13,434,677      76,673,824
                                                       ---------    -----------     -----------
Indiana --  4.5%
Hendricks Cnty Bldg Facs
     GO Ser 04
     5.50%,   7/15/21                     1,045            -0-        1,130,053       1,130,053

Hendricks Cnty Ind Bldg Facs
     Corp (First Mtg) Ser 04
     5.50%,   7/15/22                     1,105        1,196,825            -0-       1,196,825

Indiana Bd Bk Rev
     FSA Ser 04B
     5.00%,   2/01/21                     1,100            -0-        1,139,193       1,139,193

Indiana HFA SFMR
     (Mtg Rev) GNMA/FNMA Ser 02 AMT
     5.55%,   7/01/32                     2,250        2,285,820            -0-       2,285,820

Indiana St Dev Fin Auth Rev
     (Exempt Facs Inland Steel)
     Ser 97
     5.75%,   10/01/11                    2,925        2,097,863        880,899       2,978,762

Indianapolis Pub Improv Bd
     MBIA Ser 02A
     5.25%,   7/01/33                    10,000       10,772,200            -0-      10,772,200
                                                     -----------    -----------     -----------
                                                      16,352,708      3,150,145      19,502,853
                                                      ----------    -----------     -----------

Iowa --       0.1%
Iowa Fin Auth SFMR
     (Mtg Rev) GNMA/FNMA Ser 02A
     AMT
     5.40%,   7/01/32                       595          599,748            -0-         599,748
                                                       ---------    -----------     -----------

Louisiana --  1.3%
Calcasieu Parish SFMR
     (Mtg Rev) GNMA/FNMA Ser 02A
     6.05%,   4/01/33                       410          424,547            -0-         424,547

Louisiana HFA SFMR
     (Mtg Rev) GNMA Ser 02C AMT
     5.60%,   6/01/33                     1,580        1,603,605            -0-       1,603,605

New Orleans
     GO MBIA
     5.25%,   12/01/20                    1,000            -0-        1,043,560       1,043,560
     MBIA Ser 05
     5.00%,   12/01/29                    2,700        2,738,907            -0-       2,738,907
                                                      ----------      ---------      ----------
                                                       4,767,059      1,043,560       5,810,619
                                                       ---------      ---------     -----------

Massachusetts --        5.2%
Massachusetts Hsg Fin Agy MFHR
     (Rental Rev) AMBAC Ser 00A AMT
     6.00%,   7/01/41                     1,740            -0-        1,837,440       1,837,440
     (Rental Rev) MBIA Ser 00H AMT
     6.65%,   7/01/41                       545            -0-          580,632         580,632

Massachusetts GO
     Ser 02C Prerefunded
     5.25%,   11/01/30                    5,090        1,914,586      3,560,269       5,474,855
     Ser 02C Unrefunded
     5.25%,   11/01/30                    4,910        3,463,464      1,817,781       5,281,245

Massachusetts Hlth & Ed Fac Hosp Rev
     (Berkshire Hlth Sys) Asset Gty
     RADIAN Ser 01E
     5.70%,         10/01/25              2,000        2,155,720            -0-       2,155,720
     (Cape Cod Hlth Care) Asset Gty
     RADIAN Ser 01C
     5.25%,         11/15/31              2,100        2,185,449            -0-       2,185,449
     (New England Med Ctr) MBIA Ser
     94
     7.09%,         7/01/18 (d)           5,000             -0-       5,024,400       5,024,400
                                                        ---------     ---------      ----------
                                                       9,719,219     12,820,522      22,539,741
                                                       ---------     ----------      ----------

Michigan --         5.1%
Detroit Dev Fin Auth
     (Daimler/Chrysler Plant) Ser
     98A
     5.50%,         5/01/21               1,615        1,503,097            -0-       1,503,097

Kent Hosp Fin Auth
     (Metro Hosp Proj) Ser 05A
     5.75%,         7/01/25               1,080          811,395        326,666       1,138,061

Michigan St Hosp Rev
     (Trinity Hlth) Ser 00A
     6.00%,         12/01/27              3,000             -0-       3,246,150       3,246,150

Michigan State Hosp Fin Auth
     (Marquette Gen Hosp Oblig
     Group) Ser 05A
     5.00%,         5/15/26               1,215        1,205,863            -0-       1,205,863

Michigan Strategic
     (Detroit Edison Co Proj) XLCA
     Ser 02 AMT
     5.45%,         12/15/32              5,000        5,251,450            -0-       5,251,450

Plymouth Ed Ctr Charter Sch Pub Sch
Academy Rev Ref
     Ser 05
     5.13%,         11/01/23              2,140        2,092,278            -0-       2,092,278

Saginaw Hosp Fin Auth Rev
     (Covenant Med Ctr) Ser 00F
     6.50%,         7/01/30               7,185        4,816,205      3,030,605       7,846,810
                                                       ---------     ----------      ----------
                                                      15,680,288      6,603,421      22,283,709
                                                       ---------     ----------      ----------

Minnesota --        0.5%
Shakopee Hlth Care Fac Rev
     (St Francis Regl Med Ctr) Ser
     04
     5.10%,         9/01/25               1,200             -0-       1,222,740       1,222,740

St Paul Hsg & Redev Auth Hosp Rev
     (Hlth East Proj) Ser 05
     6.00%,         11/15/25              1,000          538,650        538,650       1,077,300
                                                       ---------      ---------      ----------
                                                         538,650      1,761,390       2,300,040
                                                       ---------     ----------      ----------

Missouri --         0.4%
Missouri SFMR
     (Mtg Rev) GNMA/FNMA Ser 02A-1
     AMT
     5.58%,         9/01/32               1,530        1,559,147            -0-       1,559,147
                                                       ---------      ---------      ----------

Mississippi --      1.2%
Adams Cnty Poll Ctl Rev
       (International Paper Co) Ser
       99 AMT
       6.25%,     9/01/23                 1,000             -0-       1,059,830       1,059,830

Gulfport Hosp Fac Rev
       (Mem Hosp at Gulfport Proj)
       Ser 01A
       5.75%,     7/01/31                 4,000             -0-       4,080,040       4,080,040
                                                       ---------     ----------     -----------
                                                            -0-       5,139,870       5,139,870
                                                       ---------     -----------    -----------

Nevada --         11.6%
Carson City Hosp Rev
       (Carson-Tahoe Hosp Proj)
       RADIAN Ser 03A
       5.00%,     9/01/23                 4,700        2,631,642      2,125,557       4,757,199

Clark Cnty Arpt Rev
       FGIC Ser 01B
       5.25%,     7/01/34                11,920       12,762,863            -0-      12,762,863

Nevada Dept Bus & Ind
       (Las Vegas Monorail Proj)
       AMBAC Ser 00
       5.63%,     1/01/32                11,720       12,560,559            -0-      12,560,559

Reno Cap Improvement Rev
       FGIC Ser 02 Prerefunded
       5.38%,     06/01/32                4,710        5,101,118            -0-       5,101,118
       FGIC Ser 02 Unrefunded
       5.38%,     6/01/32                 2,790        2,954,526            -0-       2,954,526

Truckee Meadows Wtr Auth
       FSA Ser 01A
       5.25%,     7/01/34                12,000       12,415,200            -0-      12,415,200
                                                      --------        ---------      ----------
                                                      48,425,908      2,125,557      50,551,465
                                                       ---------    -----------      ----------

New Hampshire --  1.0%
New Hampshire Hlth & Ed Fac Hosp Rev
       (Covenant Med Ctr) Ser 02
       6.13%,     7/01/31                 4,200        4,511,262            -0-       4,511,262
                                                       ---------    -----------      ----------

New Jersey --     3.5%
Morris-Union Jointure Commn COP
       RADIAN Ser 04
       5.00%,     5/01/24                 7,185        5,313,329      2,049,500       7,362,829

New Jersey Eco Dev Auth Rev
       (Sch Facs Constr) Ser 05O
       5.25%,     3/01/25                   500          525,180            -0-         525,180

New Jersey St Edl Fac Auth Rev
       (Higher Ed Cap Impt) AMBAC
       Ser A
       5.25%,     9/01/21                 6,800             -0-       7,204,396       7,204,396
                                                       ---------     ----------      ----------
                                                       5,838,509      9,253,896      15,092,405
                                                       ---------     ----------      ----------

New Mexico --     1.4%
Dona Ana Cnty Tax Rev
       AMBAC Ser 03
       5.25%,     5/01/25                   500             -0-         526,270         526,270

University of New Mexico
     FSA FHA Ser 04
     5.00%,   1/01/24                     2,235           -0-         2,301,245       2,301,245
     5.00%,   7/01/24                     3,195           -0-         3,289,700       3,289,700
                                                      ---------       ---------     -----------
                                                          -0-         6,117,215       6,117,215
                                                       ---------      ---------     -----------

New York --   2.8%
Erie Cnty IDA
     (City of Buffalo Proj)
     FSA Ser 04
     5.75%,   5/01/23                     5,050        4,563,095      1,057,302       5,620,397
     5.75%,   5/01/24                       810           -0-           902,073         902,073

New York City GO
     Ser 04G
     5.00%,   12/01/23                    1,600        1,648,320            -0-       1,648,320
     Ser 04I
     5.00%,   8/01/21                     3,300           -0-         3,405,501       3,405,501

New York City Indl Dev Agy
Rev
     (British Airways) Ser
     98 AMT
     5.25%,   12/01/32                      500           -0-           453,830         453,830

New York State HFA
     (Eco Dev & Hsg) Ser 05A
     5.00%,   9/15/25                       300          313,083            -0-         313,083
                                                      ----------   ------------     -----------
                                                       6,524,498      5,818,706      12,343,204
                                                       ---------   ------------     -----------

North Carolina --        1.6%
Charlotte Arpt Rev
     MBIA Ser 04A
     5.25%,   7/01/24                     2,895        2,006,995      1,059,100       3,066,095

North Carolina Eastern Muni
Power Agy
     (Power Sys Rev) AMBAC
     Ser 05A
     5.25%,   1/01/20                     3,500           -0-         3,729,040       3,729,040
                                                       ---------   ------------     -----------
                                                       2,006,995      4,788,140       6,795,135
                                                       ---------   ------------     -----------

North Dakota --          0.9%
North Dakota HFA SFMR
     (Mtg Rev) Ser 02A AMT
     5.65%,   1/01/34                     1,705        1,732,894            -0-       1,732,894
     (Mtg Rev) Ser 98E AMT
     5.25%,   1/01/30                     2,085            -0-        2,111,584       2,111,584
                                                       ---------     ----------     -----------
                                                       1,732,894      2,111,584       3,844,478
                                                       ---------     ----------     -----------

Ohio --       4.1%
Cuyahoga Cnty
     (Port Auth Rev) Ser 01
     7.35%,   12/01/31                    5,000        5,213,950            -0-       5,213,950

Cuyahoga Cnty Hosp Fac Rev
     (University Hosp Hlth)
     Ser 00
     7.50%,   1/01/30                     2,400            -0-        2,640,312       2,640,312

Fairfield Cnty Hosp Rev
     (Fairfield Med Ctr
     Proj) RADIAN Ser 03
     5.00%,   6/15/22-6/15/24             5,210        4,021,998      1,275,419       5,297,417

Ohio Hsg Fin Agy MFHR
     (Mortgage Rev) GNMA Ser 97 AMT
     6.15%,   3/01/29                     2,850            -0-        2,901,813       2,901,813

Port Auth of Columbiana Cnty SWR
     (Apex Environmental Llc) Ser
     04A AMT
     7.13%,   8/01/25                     1,840        1,330,888        496,600       1,827,488
                                                       ---------    -----------     -----------
                                                      10,566,836      7,314,144      17,880,980
                                                       ---------    -----------     -----------

Oregon --     1.1%
Forest Grove Rev
     (Ref & Campus Impt Pacific Proj A)
     RADIAN Ser 05A
     5.00%,   5/01/28                     4,760        3,405,431      1,447,818       4,853,249
                                                       ---------    -----------     -----------

Pennsylvania --         3.8%
Montgomery Cnty IDA Rev
     (Whitemarsh Con Care Proj) Ser 05
     6.00%,   2/01/21                       875          922,040            -0-         922,040

Pennsylvania Parking Fac
     (30th St Station Garage Proj)
     ACA Ser 02A AMT
     5.88%,   6/01/33                     4,100        2,144,361      2,144,361       4,288,722

Pennsylvania Trpk Transp Rev
     AMBAC Ser 01
     5.00%,   7/15/41                     2,000        2,130,560            -0-       2,130,560

Philadelphia Auth IDR
     (Leadership Learning Partners)
     Ser 05A
     5.25%,   7/01/24                     1,150        1,104,058            -0-       1,104,058

Philadelphia Gas Wks Rev
     AGC Ser 04
     5.25%,   9/01/19                     2,045            -0-        2,163,509       2,163,509
     5.25%,   8/01/21                     1,000            -0-        1,059,590       1,059,590

Philadelphia Hosp Rev
     (Temple Univ Hosp) Ser
     93A
     6.63%,   11/15/23                    3,000        3,005,010            -0-       3,005,010

Pittsburgh Pub Parking Auth
     FGIC, Ser 05A
     5.00%,   12/01/25                    2,000        2,059,780            -0-       2,059,780
                                                     -----------    -----------      ----------
                                                      11,365,809      5,367,460      16,733,269
                                                     -----------    -----------      ----------

Rhode Island --         1.6%
Rhode Island Hlth & Ed Bldg
Corp
     (Times2 Academy) Ser 04
     5.00%,   12/15/24                    5,845        4,119,721      1,753,393       5,873,114

Rhode Island Hlth & Edl Bldg Corp
Rev
     (Univ of Rhode Island) AMBAC
     Ser 04A
     5.50%,   09/15/24                    1,000            -0-        1,083,520       1,083,520
                                                       ---------    -----------     -----------
                                                       4,119,721      2,836,913       6,956,634
                                                       ---------     ----------     -----------
South Carolina --        2.3%
Charleston Cnty Sch Dist
     5.25%,    12/01/30                   2,000            -0-        2,080,840       2,080,840

Dorchester Cnty Sch Dist No 2
     Ser 06
     5.00%,    12/01/29                   1,600          820,464        820,464       1,640,928

Newberry Investing In Childrens Ed
     (Newberry Cnty Sch Dist Proj)
     Ser 05
     5.00%,    12/01/27-12/01/30          6,000        4,354,236      1,756,671       6,110,907
                                                      ----------    -----------      ----------
                                                       5,174,700      4,657,975       9,832,675
                                                      ----------    -----------      ----------

Tennessee --   2.7%
Johnson City Hlth & Ed Fac Hosp Rev
     (First Mtg-MTN Sts Hlth) Ser
     06A
     5.50%,    7/01/31                    2,140        1,554,240        663,142       2,217,382

Tenn Ed Loan Rev
     (Educational Funding of South)
     Ser 97B AMT
     6.20%,    12/01/21                   9,600             -0-       9,716,928       9,716,928
                                                      ----------     ----------      ----------
                                                       1,554,240     10,380,070      11,934,310
                                                      ----------     ----------      ----------

Texas --       22.0%
Bexar Cnty Hsg Fin Corp MFHR
     (Doral Club & Sutton House
     Apts) MBIA Ser 01A
     5.55%,    10/01/36                  14,995       15,480,988            -0-      15,480,988

Brownwood ISD
     (Sch Bldg) FGIC Ser 05
     5.25%,    2/15/22-2/15/24            3,510        3,738,072            -0-       3,738,072

Dallas TX Arpt Rev
     (Fort Worth Intl Arpt)
     MBIA
     Ser 03A AMT
     5.25%,    11/01/25                   2,000             -0-       2,066,260       2,066,260

Dallas-Fort Worth Arpt Rev
     (Int'l Arpt) FGIC Ser 01
     AMT
     5.50%,    11/01/35                   6,500        6,739,655            -0-       6,739,655

Garza Cnty Pub Fac Corp
     Ser 05
     5.50%,    10/01/19                     865          626,287        261,808         888,095

Gulf Coast Waste Disp Auth
     (Anheuser-Busch Proj) Ser 02
     AMT
     5.90%,    4/01/36                    9,000        9,527,580            -0-       9,527,580

Harris Cnty
     (Flood Ctl) Ser 03B
     5.00%,    10/01/23                   4,000        2,677,740      1,441,860       4,119,600

Harris Cnty Toll Road Rev
     FSA Ser 02
     5.13%,    8/15/32                    7,500        2,583,150      5,166,300       7,749,450

Hidalgo Cnty Hlth
Svcs
     (Mission Hosp Inc Proj) Ser 05
     5.00%,   8/15/14-8/15/19             1,090          768,150        326,366       1,094,516

Houston
     (Northeast Wtr Purification
     Proj) FGIC Ser 02
     5.13%,   3/01/32                     7,000        7,181,930            -0-       7,181,930

Lewisville Combination
Contract
     (Spl Assmt Cap Impt Dist No 2)
     ACA Ser 05
     6.00%,   10/01/25                    1,100          595,150        595,150       1,190,300

Lower Colorado Riv Auth
     AMBAC Ser 03
     5.25%,   5/15/25                     1,800             -0-       1,885,013       1,885,013
     MBIA Ser 02
     5.00%,   5/15/31                     1,500             -0-       1,537,485       1,537,485

Matagorda Cnty Util Rev
     (Centerpoint Energy Proj) Ser
     04
     5.60%,   3/01/27                     2,000        1,029,740      1,029,740       2,059,480

MC Allen Wtr & Swr Rev
     5.25%,   2/01/21                     1,605             -0-       1,707,832       1,707,832
     5.25%,   2/01/22                     1,610             -0-       1,710,738       1,710,738

Richardson Hosp Auth Rev
     (Richardson Regional) Ser 04
     6.00%,   12/01/19                    2,745        1,964,450        982,225       2,946,675
     5.875%,  12/01/24                    3,465        2,415,336      1,207,668       3,623,004

San Antonio Arpt Rev
     FGIC Ser 02A AMT
     5.25%,   7/01/27                     5,250        5,408,235            -0-       5,408,235

Seguin High Ed Fac Rev
     (Texas Lutheran Univ Proj) Ser 04
     5.25%,   9/01/28                     1,000             -0-       1,003,270       1,003,270
     5.25%,   9/01/33                     1,250        1,248,100            -0-       1,248,100

Texas GO
     Ser 02A AMT
     5.50%,   8/01/41                     9,470        9,937,818            -0-       9,937,818

Texas Tech Univ Revs AMBAC
     5.00%,   2/15/28                     3,300             -0-       3,421,275       3,421,275
                                                      ---------
                                                                     ----------    ------------
                                                      71,922,381     24,342,990      96,265,371
                                                       ---------     ----------    ------------

Utah --       1.2%
Davis Cnty Sales Tax Rev
     AMBAC Ser 03B
     5.25%,   10/01/23                    2,005        1,054,860      1,060,134       2,114,994

Salt Lake City Wtr
Rev
     AMBAC Ser 04
     5.00%,   7/01/23                     1,500             -0-       1,556,895       1,556,895

Utah Hsg Corp MFHR
     (Bluffs Apts Proj) GNMA
     Ser 02A AMT
     5.60%,     7/20/30                   1,480        1,538,090            -0-       1,538,090
                                                       -----------   ----------     -----------
                                                       2,592,950      2,617,029       5,209,979
                                                      ----------     -----------    -----------

Virginia --     2.3%
Fauquier Cnty IDA Hosp Rev
     (Fauquier Hospital) Asset Gty
     Ser 02
     5.25%,     10/01/31                  8,500        8,785,515            -0-       8,785,515

Pocahontas Pkwy Assoc Toll Rd Rev
     (Cap Appreciation) Sr Ser 98B
     Zero Coupon,  8/15/15                2,250        1,355,872            -0-       1,355,872
                                                       -----------   ----------     -----------
                                                      10,141,387            -0-      10,141,387
                                                      ----------     ----------     -----------

Washington --   3.4%
King Cnty Swr Rev
     FSA Ser 02A
     5.25%,     1/01/32                   3,000        3,108,120            -0-       3,108,120

Seattle Hsg Auth Rev MFHR
     (Wisteria Ct Proj) GNMA Ser 03
     5.20%,     10/20/28                  1,475             -0-       1,511,536       1,511,536

Twenty-Fifth Ave Pptys
     (University of WA) MBIA Ser 02
     5.25%,     6/01/33                   9,750       10,108,507            -0-      10,108,507
                                                      ----------     ----------     -----------
                                                      13,216,627      1,511,536      14,728,163
                                                      ----------    -----------     -----------

Wisconsin --    6.4%
Wisconsin GO Ser 03
     5.00%,     11/01/26                  3,700             -0-       3,770,818       3,770,818

Wisconsin Hlth & Ed Fac Auth Rev
     (Bell Tower Residence Proj)
     Ser 05
     5.00%,     7/01/20-7/01/25           2,785        1,491,744      1,324,804       2,816,548

Wisconsin Hlth & Ed Fac Hosp Rev
     (Ministry Hlth Care) MBIA Ser
     02A
     5.25%,     2/15/32                  13,615       14,148,844            -0-      14,148,844

Wisconsin Hsg Auth SFMR
     (Mtg Rev) MBIA Ser 02A AMT
     5.60%,     5/01/33                   4,885        5,076,150            -0-       5,076,150
     (Mtg Rev) Ser 02A AMT
     5.50%,     9/01/32                   2,090        2,116,229            -0-       2,116,229
                                                       ----------   -----------     -----------
                                                      22,832,967      5,095,622      27,928,589
                                                      ----------    -----------     -----------

Total Long-Term Municipal Bonds                      498,609,004    209,607,229     708,216,233
                                                      ----------    -----------     -----------
     (cost $681,640,637)

Short-Term Municipal Notes (e)-- 0.3%
Alaska --    0.1%
Valdez Alaska Marine Term Rev
     (BP Pipelines Proj) Ser 03B
     3.81%,  7/01/37                        500          500,000            -0-         500,000
                                                     -----------   ------------   -------------

Nevada --    0.2%
Clark Cnty Nev Sch Dist
     Ser 01A
     3.78%,  6/15/21                      1,000        1,000,000            -0-       1,000,000
                                                     -----------    -----------   -------------

Total Short-Term Municipal Notes                       1,500,000            -0-       1,500,000
                                                     -----------   ------------   -------------
     (cost $1,500,000)

Total Investments --  162.5%                         500,109,004    209,607,229     709,716,233
     (cost $683,140,637)
Other assets less
liabilities --                 2.7%                    8,162,950      3,736,394      11,899,344
Preferred Stock, at redemption
value -- (65.2%)                                    (195,000,000)   (90,000,000)   (285,000,000)
                                                     -----------   ------------    -------------
Net Assets Applicable to
Common Shareholders -- 100%(f)                       313,271,954    123,343,623     436,615,577
                                                     -----------   ------------   -------------

INTEREST RATE SWAP TRANSACTIONS
                                                                           Rate Type
                                                                --------------------------------
                                                                  Payments          Payments
                             Notional                             made by           received
Swap                          Amount           Termination          the              by the           Unrealized
Counterparty                  (000)               Date           Portfolio          Portfolio        Appreciation
------------------------------------------------------------------------------------------------------------------
Merrill Lynch               $    9,000          11/01/19           3.896%             BMA*          $  250,389

Merrill Lynch+                   3,000           7/30/26           4.090%             BMA*             104,265

Merrill Lynch++                  6,500           8/09/26           4.063%             BMA*             251,199

*    BMA (Bond Market Association)

+ Represents a forward interest rate swap whose effective date for the exchange of cash flows is July 30, 2006.

++ Represents a forward interest rate swap whose effective date for the exchange of cash flows is August 9, 2006.

(a) Represents entire or partial position as collateral for interest rate swaps.

(b)  Private placement.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d) Inverse Floater Security - Security with variable interest rate that moves in the opposite direction of short-term interest rates.

(e) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f) Portfolio percentages are calculated based on net assets applicable to common shareholders.

     Glossary of Terms:

        ACA           -American Capital Access Financial Guaranty Corporation
        AGC           -American Guaranty Corporation
        AMBAC         -American Municipal Bond Assurance Corporation
        AMT           -Alternative Minimum Tax- (subject to)
        CDD           -Community Development District
        CFD           -Communities Facilities District
        CIFG          -CIFG Assurance North America, Inc.
        COP           -Certificate of Participation
        FGIC          -Financial Guaranty Insurance Company
        FHA           -Federal Housing Administration
        FNMA          -Federal National Mortgage Association
        FSA           -Financial Security Assurance, Inc.
        GNMA          -Government National Mortgage Association
        GO            -General Obligation
        HFA           -Housing Finance Authority
        IDA           -Industrial Development Authority
        IDR           -Industrial Development Revenue
        ISD           -Independent School District
        MBIA          -Municipal Bond Investors Assurance
        MFHR          -Multi-Family Housing Revenue
        RADIAN        -Radian Group, Inc.
        SFMR          -Single-Family Mortgage Revenue
        SWR           -Solid Waste Revenue
        XLCA          -XL Capital Assurance

See notes to Pro Forma Alliance National Municipal Income Fund financial statements.

STATEMENT OF ASSETS AND LIABILITIES
PRO FORMA ALLIANCE
NATIONAL MUNICIPAL INCOME FUND                                         Alliance National Municipal Income Fund
April 30,  2006 (unaudited)                                               ACM Municipal Securities Income Fund
                                                                                                   Pro Forma
                                           Alliance                                                 Alliance
                                           National         ACM Municipal                           National
                                           Municipal          Securities                           Municipal
                                          Income Fund        Income Fund        Adjustments       Income Fund
--------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at
   value (cost $683,140,637)            $ 500,109,004      $ 209,607,229        $    -0-          $  709,716,233

   Cash                                           -0-            397,908             -0-                 397,908

   Interest receivable                      7,750,368          3,538,483             -0-              11,288,851
   Unrealized appreciation of
   swap agreements                            605,853                -0-             -0-                 605,853
   Receivable for investments
   securities sold                            160,372                -0-             -0-                 160,372
   Receivable for capital stock
   sold                                        62,559                -0-             -0-                  62,559

   Prepaid expenses                               -0-             33,989        (33,989)                     -0-
                                        -------------      -------------        ----------           -----------
   Total assets                           508,688,156       213,577,609         (33,989)             722,231,776
                                         -------------     --------------       ----------           -----------

LIABILITIES

   Due to custodian                            24,134                -0-             -0-                  24,134

   Advisory fee payable                       167,164             81,880             -0-                 249,044
   Dividends payable - preferred
   shares                                      87,031             24,576             -0-                 111,607

   Administrative fee payable                     -0-             37,522             -0-                  37,522

   Transfer Agent fee payable                   7,656                -0-             -0-                   7,656
   Dividends payable - common
   shares                                       1,218                -0-             -0-                   1,218

   Audit fee payable                           37,993             27,100             -0-                  65,093

   Legal fees payable                          28,071             23,775             -0-                  51,846

   Printing fees payable                       44,753             18,545             -0-                  63,298
   Accrued expenses and other
   liabilities                                 18,182             20,588             -0-                  38,770
                                         ------------      -------------        ----------           -----------
   Total liabilities                          416,202            233,986             -0-                 650,188
                                        -------------     --------------        ---------            -----------
PREFERRED STOCK,

   AT REDEMPTION VALUE                    195,000,000  (a)    90,000,000  (b)        -0-             285,000,000
                                        -------------     --------------        ---------            -----------
NET ASSETS (c)                            313,271,954        123,343,623     $ (405,989)  (d)     $  436,209,588
                                        =============     ==============        =========            ===========

   Net assets                          $  313,271,954  $     123,343,623                             436,209,588
                                         ============     ==============                             ===========
   Shares of capital stock
   outstanding                             20,491,401         11,145,261        (3,076,063)           28,560,599
                                        =============     ==============        ===========          ===========
   Net asset value applicable to
   common shareholders                  $       15.29  $          11.07                           $        15.27
                                         =============    ==============                             ===========

----------
(a) Based on $.001 par value per share; 7,800 shares Auction Preferred Stock authorized, issued and outstanding at $25,000 per share liquidation preference.

(b) Based on $.01 par value per share; 3,600 shares Auction Preferred Stock authorized, issued and outstanding at $25,000 per share liquidation preference.

(c)  Applicable to common shareholders only.

     See notes to Pro Forma Alliance National Municipal Income Fund financial statements.

(d)  Includes projected expenses of the Acquisition of $372,000.

STATEMENT OF ASSETS AND LIABILITIES
PRO FORMA ALLIANCE
NATIONAL MUNICIPAL INCOME FUND                                         Alliance National Municipal Income Fund
April 30,  2006 (unaudited)                                              ACM Municipal Securities Income Fund
                                                                                       Pro Forma
                                        Alliance                                       Alliance
                                        National         ACM Municipal                 National
                                        Municipal        Securities                    Municipal
                                        Income Fund      Income Fund   Adjustments     Income Fund
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Interest                           $ 26,154,011   $   11,085,311          -0-    $ 37,239,322
                                        ------------   ------------    ---------     -----------
EXPENSES
   Advisory fee                          3,326,988        1,078,992      313,548       4,719,528  (a)
   Transfer agency                          21,572           25,549      (11,081)         36,040  (b)
   Custodian                               198,734           90,874      (49,788)        239,820  (b)
   Audit & Legal                           182,642          148,492     (183,134)        148,000  (b)
   Administrative                              -0-          323,698     (323,698)            -0-  (b)
   Printing                                 36,818           23,170        1,012          61,000  (b)
   Registration fees                        23,772           23,780      (21,202)         26,350  (b)
   Directors' fees and expenses             35,759           40,491      (39,250)         37,000  (b)
   Auction agent fees                      490,744          224,636        1,856         717,236  (b)
   Miscellaneous                            81,960           39,447      (26,407)         95,000  (b)
                                       ------------    ------------    ---------        --------
   Total expenses                        4,398,989        2,019,129     (338,144)      6,079,974
   Less: expenses waived and
   reimbursed by
     the Adviser and
     Administrator (see Note C)        (1,279,612)        (215,797)     (319,794)     (1,815,203)
                                       ------------    ------------    ---------
   Net expenses                          3,119,377        1,803,332     (657,938)      4,264,771
                                       ------------    ------------    ---------     -----------
   Net investment income                23,034,634        9,281,979      657,938      32,974,551
                                       ------------    ------------    ---------     -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS

   Net realized gain (loss) on:

     Investment transactions               203,455          840,808          -0-       1,044,263
     Futures contracts                     193,597         (17,077)          -0-         176,520
     Swap contracts                         25,007           17,162          -0-          42,169
   Net change in unrealized
   appreciation/depreciation of:
     Investments                       (6,644,778)      (4,831,331)          -0-     (11,476,109)
     Futures contracts                     131,211              -0-          -0-         131,211
     Swap contracts                        740,480         (14,972)          -0-         725,508
                                       ------------    ------------    ---------    ------------

   Net loss on investment
   transactions                        (5,351,028)      (4,005,410)          -0-      (9,356,438)
                                       ------------    ------------    ---------    ------------

NET INCREASE IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS            $   17,683,606  $    5,276,569   $  657,938  $   23,618,113
                                        ============   ============    =========    ============

----------
(a) Advisory fee based on annual rate of .65% of the total combined average daily net assets.

(b)  Expenses are based on one Fund.

     See notes to Pro Forma Alliance National Municipal Income Fund financial statements

NOTES TO FINANCIAL STATEMENTS
PRO FORMA ALLIANCE
NATIONAL MUNICIPAL INCOME FUND
                                      Alliance National Municipal Income Fund
April 30, 2006 (unaudited)              ACM Municipal Securities Income Fund
--------------------------------------------------------------------------------

NOTE A: General

The Pro Forma Alliance National Municipal Income Fund Financial Statements give effect to the proposed acquisition (the "Acquisition") of the assets and liabilities of ACM Municipal Securities Income Fund, Inc. (the "Acquired Fund") by Alliance National Municipal Income Fund, Inc. (the "Fund" or "Acquiring Fund") pursuant to Agreements and Plans of Reorganization. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of ACM Municipal Securities Income Fund for shares of the Fund.

The Fund commenced operations on January 28, 2002. The Fund's unaudited Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period May 1, 2005 - April 30, 2006. You should read them in conjunction with the Fund's historical financial statements, which are included in the Fund's Statement of Additional Information. The Fund's Pro Forma Statement of Operations reflects the assumption that certain expense would be lower for the combined Fund as a result of the Acquisition. The estimated Acquisition expenses of approximately $372,000 shall be paid by the Funds, such that the Fund will bear $138,000 and the Acquired Fund will bear $234,000 of the cost. Acquisition expenses include the costs of proxy solicitation, except that the Acquired Fund will bear its own costs associated with the disposition of any assets or liabilities not being transferred to the Fund in connection with the Acquisition.

NOTE B: Significant Accounting Policies

The Fund's Pro Forma financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P., may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

     Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discount and market discount as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE C: Advisory Fee and other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of 1% of the Fund's average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.20% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.15% in year 7, 0.10% in year 8 and 0.05% in year 9. For the twelve months ended April 30, 2006, such reimbursement waivers amounted to $1,815,203.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), an affiliate of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. During the twelve months ended April 30, 2006, there was no reimbursement paid to ABIS.

NOTE D: Capital Shares

The pro-forma combining net assets value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of April 30, 2006. The pro-forma number of shares outstanding for the combined entity consists of the following at April 30, 2006:

                             Additional Shares         Total Shares
   Shares of Acquiring        Assumed Issued           Outstanding
  Fund Pre-Combination          with Merger          Post-Combination
  --------------------          -----------          ----------------
       20,491,401                8,069,198               28,560,599

                                   APPENDIX A

--------------------------------------------------------------------------------
                      U.S. MUNICIPAL AND TAX-EXEMPT RATINGS
--------------------------------------------------------------------------------

Moody's Investors Service, Inc.
-------------------------------

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating   When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standards & Poor's Ratings Services
-----------------------------------

AAA                      Debt rated AAA has the highest rating assigned by S&P.
                         Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C        Debt rated BB, B, CCC, CC or C is regarded as having
                         significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest.
                         While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC Debt rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D                        The D rating, unlike other ratings, is not prospective;
                         rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)    The ratings from AA to CCC may be modified by the
                         addition of a plus or minus sign to show relative standing within the major rating categories.

NR                       Not rated.

Fitch Ratings
-------------

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, D               Bonds are in default on interest and/or principal
                         payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)       Plus and minus signs are used with a rating symbol to
                         indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR                       Indicates that Fitch does not rate the specific issue.


SK 00250 0209 708996